     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 11, 2000

                                                      REGISTRATION NO. 333-40745
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2


                         Post-Effective Amendment No. 2


                              --------------------

             LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F
                        (AMERICAN LEGACY ESTATE BUILDER)

          (Formerly: Lincoln National Flexible Premium Life Account F)
                           (Exact Name of Registrant)

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           1300 South Clinton Street
                                 P.O. Box 1110
                              Fort Wayne, IN 46801
         (Complete address of depositor's principal executive offices)
                            ------------------------


                          Elizabeth Frederick, Esquire
                  The Lincoln National Life Insurance Company
                    1300 South Clinton Street, P.O. Box 1110
                              Fort Wayne, IN 46801
                (Name and complete address of agent for service)

                            ------------------------


                                    Copy to:



                             Jeffrey Brine, Esquire
                               350 Church Street
                               Hartford, CT 06103

                            ------------------------

    Title and amount of securities being registered: Flexible premium variable life insurance policies.

    Approximate date of proposed public offering: Continuous


    An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24f-2 for Registrant for the fiscal year ending December 31, 1999 was filed March 24, 2000.


    It is proposed that this filing will become effective:

    / /  immediately upon filing pursuant to paragraph (b) of Rule 485


    /X/  on May 1, 2000, pursuant to paragraph (b) of Rule 485



    / /  on (date), pursuant to paragraph (a) of Rule 485.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      RECONCILIATION AND TIE BETWEEN ITEMS
                       IN FORM N-8B-2 AND THE PROSPECTUS
           FOR LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F



 N-8B-2
  ITEM     CAPTION IN PROSPECTUS
---------  ---------------------------------------------------------------------------------------------------------
        1  Cover Page

        2  Cover Page

        3  Not applicable

        4  Lincoln Life

        5  Lincoln Life

        6  The Separate Account

        7  Not Required

        8  Not Required

        9  Legal Proceedings

       10  The Separate Account; Right to Examine Policy; Surrender of the Policy; Withdrawals; Proceeds and Payment
             Options; Addition, Deletion, or Substitution of Investments; Transfer Between Subaccounts; Policy Lapse
             and Reinstatement; Voting Rights; Premium Payment and Allocation of Premiums; Death Benefits and Death
             Benefit Types; Policy Changes; Policy Value; Proceeds and Payment Options

       11  Lincoln Life; The General Account; The Separate Account

       12  The Separate Account; Lincoln Life

       13  Charges and Deductions

       14  Requirements for Issuance of a Policy

       15  Premium Payment and Allocation of Premiums

       16  Premium Payment and Allocation of Premiums; Percent of Premium Charge; Charges and Deductions

       17  Surrender of the Policy

       18  The Separate Account

       19  Reports and Records

       20  Not Applicable

       21  Loans

       22  Not Applicable

       23  Safekeeping of the Account's Assets

       24  General Provisions

       25  Lincoln Life

       26  Not Applicable

       27  Lincoln Life

       28  Executive Officers and Directors of Lincoln National Life Insurance Company

       29  Lincoln Life

       30  Not Applicable

       31  Not Applicable

       32  Not Applicable

 N-8B-2
  ITEM     CAPTION IN PROSPECTUS
---------  ---------------------------------------------------------------------------------------------------------
       33  Not Applicable

       34  Not Applicable

       35  Distribution of the Policy

       36  Not Required

       37  Not Applicable

       38  Distribution of the Policy

       39  Distribution of the Policy

       40  Not Applicable

       41  Lincoln Life; Distribution of the Policy

       42  Not Applicable

       43  Not Applicable

       44  Not Applicable

       45  Not Applicable

       46  Not Applicable

       47  The Separate Account

       48  Not Applicable

       49  Not Applicable

       50  The Separate Account

       51  Lincoln Life; Premium Payment and Allocation of Premiums; Surrender of the Policy; Withdrawals; Proceeds;
             Policy Lapse and Reinstatement; Charges and Deductions

       52  Addition, Deletion and Substitution of Investments

       53  Federal Tax Matters

       54  Not Applicable

       55  Not Applicable

       56  Not Required

       57  Not Required

       58  Not Required

       59  Not Required

AMERICAN LEGACY ESTATE BUILDER

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F


Home Office Location and Administrative Mailing Address:

The Lincoln National Life Insurance Co.
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46801
Telephone Number: 1-800-942-5500


This prospectus describes a flexible premium variable life insurance contract (the "policy") offered by The Lincoln National Life Insurance Company ("Lincoln Life", "we," the "company").


The Class 2 shares of the funds (the "funds") of American Funds Insurance Series, also known as the American Variable Insurance Series, (the "series") are available through the Lincoln Life Flexible Premium Variable Life Account F ("Separate Account"). Each fund has its own investment objective. The policy owner (the "owner" or "you") is the person named in the policy schedule who has all of the policy ownership rights. You should review each fund's prospectus, which describes each fund in detail before making your decision. The funds available through the Separate Account are:



- Asset Allocation Fund



- Bond Fund



- Cash Management Fund



- Global Growth Fund



- Global Small Capitalization Fund



- Growth Fund



- Growth-Income Fund



- High-Yield Bond Fund



- International Fund



- U.S. Government/AAA-Rated Securities Fund



This policy is designed to provide life insurance protection. Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a variable life insurance policy. This policy may, or may not, be appropriate for your individual financial goals. The value of the policy depends on the investment results of the funding options you select. If your plan already benefits from favorable tax treatment be sure your policy meets your other financial goals before purchasing.



It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable life insurance contract with the policy. This Separate Account prospectus is being furnished along with the prospectuses for the funds. Both should be read carefully to understand the policy being offered.


TO BE VALID, THIS PROSPECTUS MUST HAVE THE CURRENT MUTUAL FUNDS' PROSPECTUSES WITH IT. KEEP ALL FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

THIS POLICY MAY NOT BE AVAILABLE IN ALL STATES, AND THIS PROSPECTUS ONLY OFFERS THE POLICY FOR SALE IN JURISDICTIONS WHERE SUCH OFFER AND SALE ARE LAWFUL.

                         Prospectus Dated: May 1, 2000

TABLE OF CONTENTS


                                                                            PAGE
--------------------------------------------------------------------------------
SUMMARY OF THE POLICY                                                         1
--------------------------------------------------------------------------------
LINCOLN LIFE, THE GENERAL ACCOUNT AND THE SEPARATE ACCOUNT
Lincoln Life                                                                  6
The General Account                                                           6
The Separate Account                                                          7
Fund participation agreement                                                  7
The American Funds Insurance Series                                           7
The investment advisor                                                        8
Addition, deletion or substitution of investments                             8
--------------------------------------------------------------------------------
THE POLICY
Requirements for issuance of a policy                                         9
Units and unit values                                                         9
Premium payment and allocation of premiums                                    9
Dollar cost averaging program                                                11
Effective date and record date                                               11
Right to examine policy                                                      11
Policy termination                                                           11
--------------------------------------------------------------------------------
CHARGES AND DEDUCTIONS
Surrender charges                                                            12
Cost of insurance charges                                                    12
Policy value charge                                                          13
Other policy charges                                                         13
Charges against the Separate Account                                         14
Reduction of charges                                                         14
--------------------------------------------------------------------------------
POLICY BENEFITS
Death benefit                                                                15
Policy changes                                                               16
Policy value                                                                 16
Transfer between subaccounts                                                 17
Transfer to and from the General Account                                     17
Withdrawals                                                                  18
Loans                                                                        18
Policy lapse and reinstatement                                               19
No lapse benefit                                                             19
Surrender of the policy                                                      19
Proceeds and payment options                                                 20
--------------------------------------------------------------------------------
GENERAL PROVISIONS
The contract                                                                 21
Suicide                                                                      21
Representations and contestability                                           21
Incorrect age or sex                                                         21
Change of owner or beneficiary                                               21
Assignment                                                                   22
Reports and records                                                          22
Projection of benefits and values                                            22
Postponement of payments                                                     22
Accelerated Benefit Election Rider                                           23
--------------------------------------------------------------------------------
DISTRIBUTION OF THE POLICY                                                   23
ADVERTISING                                                                  23
--------------------------------------------------------------------------------
TAX ISSUES
Taxation of life insurance contracts in general                              24
Policies which are MECS                                                      25
Policies which are not MECS                                                  26
Other considerations                                                         26
Tax Status of Lincoln Life                                                   27
--------------------------------------------------------------------------------
VOTING RIGHTS                                                                27
--------------------------------------------------------------------------------
STATE REGULATION OF LINCOLN LIFE AND THE SEPARATE ACCOUNT                    28
--------------------------------------------------------------------------------
SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS                                 28
--------------------------------------------------------------------------------
LEGAL PROCEEDINGS                                                            28
--------------------------------------------------------------------------------
EXPERTS                                                                      29
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION                                                       29
--------------------------------------------------------------------------------
OFFICERS & DIRECTORS OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY          29
--------------------------------------------------------------------------------
APPENDIX A: Illustrations of policy values                                   32
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
Separate Account Financial Statements                                       F-1
Company Financial Statements                                                S-1

SUMMARY OF THE POLICY

Your policy is a flexible premium variable life insurance policy, which provides for the payment of a death benefit to a beneficiary upon the insured's death. The policy's value will change with the investment performance of the funds you select. Policy values may be accessed through loans, withdrawals, and surrenders. Regulations in your state may vary Policy provisions.

Key Policy Features:


- A death benefit with a "no lapse benefit" that guarantees that your policy will stay in force even though net investment results and policy charges might otherwise cause your policy to lapse (See Policy lapse and reinstatement, page 19); and



- Limited flexible premium payments with a minimum initial premium of $10,000 (See page 9);



You may use the net cash surrender value of your policy (what you would get if you surrendered the policy) to pay the monthly deductions and continue the policy in force as long as sufficient value is available. Be careful; if the investment options you choose do not do as well as you expect, there may not be enough value to continue your policy inforce without more premium payments. Charges against policy values for the cost of insurance (See Cost of insurance charges, page 12) increase as the insured gets older. Unless the policy is "in the corridor", the death benefit will be the specified amount regardless of the net cash surrender value when the insured dies. (See Death benefit, page 15.)



You may borrow within described limits against your policy. You may surrender the policy in full or withdraw part of its value. Loans against and surrenders of a modified endowment contract ("MEC") may have adverse tax effects. The taxation of life insurance death benefits and distributions is complex. (See Tax Issues, page 24). The taxation of loans, withdrawals and surrenders from a life insurance policy which is a MEC is generally less favorable than from a non-MEC. Consult your tax advisor. A surrender charge is applied if the policy is totally surrendered.



At all times your policy must qualify as life insurance under the Internal Revenue Code of 1986, as amended (the "Code") to receive favorable tax treatment under federal law. If these requirements are met, you may benefit from such tax treatment. Lincoln Life reserves the right to return your premium payment if it results in your policy failing to meet Federal tax law requirements.


INITIAL CHOICES TO BE MADE

The initial owner of the policy (the "owner" or "you") is named in the "policy schedule" and has all of the policy ownership rights. If no owner is named, the insured (the person whose life is insured under the policy) is the owner. If a policy has been absolutely assigned, the assignee is the owner.

You, as the owner, have three important initial choices to make:

- your death benefit amount; and

- the amount of premium you want to pay; and

- how your premium is allocated among the funding options you select.

DEATH BENEFIT AMOUNT

We pay the death benefit to the beneficiary(ies), calculated on the date the insured died, less outstanding loan account balances, other outstanding amounts due, and surrendered amounts.

You designate the beneficiary in the application, and may change the beneficiary by request in writing to Lincoln Life. If no beneficiary survives the insured, you or your estate will receive the benefit.

Sometimes, due to poor investment results and to cost of insurance charges, additional premium payments are needed to keep your policy in force.


Your no lapse benefit guarantees your policy will not lapse for a specific length of time. Currently, for an insured age 75 or younger on the policy date, the no lapse benefit expires 10 years after that date (1 year for older ages). The policy date is the earlier of the date we receive the full initial premium or the date on which we approve the policy for issue. The policy date is set forth in your policy. We reserve the right to lengthen or shorten this benefit for future new policies. (See No lapse benefit, page 19.)



You may also apply for an Accelerated Benefit Election Rider, described on page 23.


AMOUNT OF PREMIUM PAYMENT


When you decide how much premium to pay, you should decide whether you would be willing to have your policy taxed as a MEC. Premium payments may be changed within the limits described in the Premium payment section on page 9. If your policy lapses because your monthly deductions are larger than the net cash surrender value, you may reinstate your policy. (See Policy lapse and reinstatement, page 19.)



The initial premium, paid at policy issue, must be at least 80%, and is normally 100%, of the federal maximum premium limitation at issue (as defined in Section 7702 of the Internal Revenue Code of 1986, as amended. However, any owner who at any time has not yet paid the current federal maximum premium limitation may, subject to certain restrictions, make premium payments at any time, in any amount and at any frequency.


In most instances your policy will be a MEC because your initial premium will exceed the Code's 7-pay limitation on premium payments (the "7-pay limitation") on the policy. That is, your paid premium will exceed the total premiums paid for a similar policy having fully funded benefits in the first seven policy years.


When you first receive your policy you will have 10 days (more in some states) to look it over. This is called the "right-to-examine" period. During this time period your initial premium payment will be deposited in our General Account. (See Right to examine policy, page 11.)


HOW ARE MY PREMIUMS PROCESSED?

You determine in the application what portions of net premiums are to be allocated to the General Account and/or the various subaccounts of the Separate Account. Your initial net premiums are automatically allocated to the Lincoln Life General Account. After the record date, the policy value and all subsequent net premiums will automatically be invested according to your instructions. You may change future allocations of net premiums at any time without charge by notifying us in writing. Subject to certain restrictions, you may transfer amounts among the General Account and the subaccounts of the Separate Account.

SELECTION OF FUNDING VEHICLES

You must choose the fund(s) in which you want to place each net premium payment. Ten subaccounts make up the Separate Account, the "variable" part of the contract. Each subaccount invests exclusively in the shares of a specified fund. If the mutual fund(s) you select goes up in value, the cash value of your policy (net of charges and expenses) also goes up. If the funds lose value, so does the cash value of your policy.


Each portfolio described below is an investment vehicle for one or more insurance company separate accounts. A given portfolio may have a similar investment objective and principal investment strategy to those for another mutual fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables we cannot guarantee that there will be any correlation between the two investments. Even though the management, strategies and the objectives of the funds are similar, the investment results may vary.



You may also choose to place all or part of your premium payment into the General Account. Premium payments put into the General Account become part of Lincoln Life's General Account, do not share the investment experience of the Separate Account and have a guaranteed minimum interest rate of 4% per year. For additional information, see the General Account on page 6.


WHAT FUNDS ARE AVAILABLE TO SELECT?


You can allocate amounts to one or more subaccounts of the Separate Account. Your investment amount is the portion of the policy value allocated to the Separate Account. The Separate Account is Lincoln Life Flexible Premium Variable Life Account F, established by Lincoln Life to receive and invest net premiums paid under the policy. Currently you may select from the Class 2 shares of the American Funds Insurance Series, which consists of ten funds. Below is a brief description of the investment objective and principal strategy of each fund. There can be no assurance that any of the stated investment objectives will be achieved.



ASSET ALLOCATION FUND -- The fund seeks to provide you with high total return (including income and capital gains) consistent with preservation of capital over the long-term by investing in a diversified portfolio of common stocks and other equity securities; bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less).



BOND FUND -- The fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. The fund is designed for investors seeking income and more price stability than stocks, and capital preservation over the long-term.



CASH MANAGEMENT FUND -- The fund seeks to provide you an opportunity to earn income on your cash reserves while preserving the value of your investment and maintaining liquidity by investing in a diversified selection of high quality money market instruments.


GLOBAL GROWTH FUND -- The fund seeks to make your investment grow over time by investing primarily in common stocks of companies located around the world. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.


GLOBAL SMALL CAPITALIZATION FUND -- The fund seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world that typically have market capitalizations of $50 million to $1.2 billion. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.


GROWTH FUND -- The fund seeks to make your investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.


GROWTH-INCOME FUND -- The fund seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The fund is designed for investors seeking both capital appreciation and income.

HIGH-YIELD BOND FUND -- The fund seeks to provide you with a high level of current income and secondarily capital appreciation by investing primarily in lower quality debt securities (rated Ba or BB or below by Moody's Investors Service, Inc. or Standard & Poor's Corporation), including those of non-U.S. issuers. The fund may also invest in equity securities that provide an opportunity for capital appreciation.



INTERNATIONAL FUND -- The fund seeks to make your investment grow over time by investing primarily in common stocks of companies located outside the United States. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.



U.S. GOVERNMENT/AAA-RATED SECURITIES FUND -- The fund seeks to provide you with a high level of current income, as well as preserve your investment. The fund invests primarily in securities that are guaranteed by the "full faith and credit" pledge of the U.S. Government and securities that are rated AAA or Aaa by Moody's Investors Service, Inc. or Standard & Poor's Corporation or unrated but determined to be of equivalent quality.



For more detail, see the prospectus for the American Funds Insurance Series.


WHAT CHARGES AND DEDUCTIONS ARE MADE FROM MY POLICY?


SURRENDER CHARGE. We deduct surrender charges from the total amount paid to you if you surrender the entire policy within the first twelve years. The surrender charge will not exceed $43 per $1000 of specified amount or 6.5% of premiums paid. For more details see Surrender charges on page 12.



COST OF INSURANCE CHARGE. Your policy has a cost of insurance charge which reduces the policy value on each monthly anniversary day. The cost of insurance charge ceases when the insured attains age 100. See Cost of insurance charges on page 12 for more detailed information.



POLICY VALUE CHARGE. The policy value is the sum of all amounts allocated to the Separate Account and to the General Account at any time, plus any outstanding loan. The policy value will be reduced on each monthly anniversary day by the policy value charge. The policy value charge for the first 10 policy years is
 .10% of the policy value each month (1.20% annually), and thereafter is .0166666% of the policy value each month (.20% annually). The policy value charge ceases when the insured attains age 100. The policy value charge recovers our expenses incurred in the sale and issue of the policies (such as premium tax and other taxes, commissions, and underwriting and issue expenses), and some ongoing maintenance expenses. We deduct a $5.00 monthly administrative charge from the policy value on any monthly anniversary day when the policy value is less than $50,000. There are other possible additional policy charge deductions including a maximum $10.00 transfer charge for a transfer of funds between the General Account and the Subaccounts and a $20.00 charge for partial withdrawals of policy values from the account. (See other policy charges on page 13.)


CHARGES AGAINST THE SEPARATE ACCOUNT. A daily mortality and expense risk charge currently .0016438% (equivalent to an annual rate of .60%) is imposed on the daily net assets of the Separate Account. This charge is guaranteed not to exceed .00246575% (equivalent to an annual rate of .90%).

No deductions are currently made from the Separate Account for federal or state income taxes, but we reserve the right to do so.


In addition, because the Separate Account purchases shares of the funds involved, the value of the net assets of these subaccounts of the Separate Account will reflect investment advisory fees and other expenses incurred by those funds. It is estimated that, in the aggregate, such fees and expenses for the funds, expressed as an annual percentage of each fund's net assets, will range from .36% to

 .82%. In addition to these fees and expenses, and pursuant to a 12b-1 plan, the Class 2 shares of each fund also bear expenses equal to .25% annually of each fund's net assets. See Charges against the Separate Account on page 13 for more detailed information.


DO I HAVE ACCESS TO THE POLICY VALUES?


You may borrow up to 100% of the net cash surrender value. Subject to some restrictions and charges, you may withdraw portions of the net cash surrender value. Loans reduce the death benefit proceeds by the amount of the loan. Withdrawals reduce the specified amount by the amount of the withdrawal. Both loans and withdrawals reduce future policy values and may have adverse federal income tax consequences.



If you decide to borrow against your policy, annual interest will be charged in arrears. The loan amount will be deducted proportionately from the funding vehicles you have at that time. The loan amount, or loan account value, also earns interest at a current annual rate of 6%, with a minimum of 4%. A loan reduces the specified amount and voids the no lapse benefit, if applicable, until the loan is repaid. (See Loans, page 18.)


WHEN DOES MY POLICY TERMINATE?

Your policy may terminate due to any one of the following: voluntary return or surrender of the policy, lapse due to insufficient net cash surrender value, or payment of the death benefit. During the right-to-examine period, you may return the policy for a refund of all premiums paid. After the right-to-examine period, you may surrender the policy and receive its net cash surrender value.

BUYING VARIABLE LIFE INSURANCE


The policies this prospectus offers are variable life insurance policies which provide death benefit protection. Investors not needing death benefit protection should consider other forms of investment, as there are extra costs and expenses of providing the insurance feature. Further, life insurance purchasers who are risk-averse or want more predictable premium levels or benefits may be more comfortable buying more traditional, non-variable life insurance. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection, willing to assume risk, and to monitor investment choices they have made.


A customer may be able to pay a large single premium, using the policy primarily as a savings and investment vehicle for potential tax advantages. A parent or grandparent may find a policy on the life of a child or grandchild a useful gifting opportunity, or the basis of an investment program for the donee.


Sufficient premiums must always be paid to keep a policy inforce, and there is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated. The no lapse provision may help to assure a death benefit even if investment results are unfavorable.


Flexibility also results from being able to select, monitor and change investment choices within a policy. With the wide variety of fund options available, it is possible to fine tune an investment mix and change it to meet changing personal objectives or investment conditions. Policy owners should monitor their investment choices on an ongoing basis.

Variable life insurance has significant tax advantages under current tax law. A transfer of values from one fund to another within the policy generates no taxable gain or loss. Investment income and realized capital gains within a fund are automatically reinvested without being taxed to the policy owners. Policy values accumulate on a tax-deferred basis. These situations would normally result in immediate tax liabilities in the case of direct investment in mutual funds.

The ability of policy owners to access policy values is easily achieved with variable life insurance. Unless a policy has become a "modified endowment contract" (See Tax treatment of policy benefits on page 24), an owner can borrow policy values tax-free, without surrender charges, and at very low net interest cost. Policy loans can be a source of retirement income. By contrast, variable annuity withdrawals are generally taxable to the extent of accumulated income, may be subject to a charge deducted from the policy value, a surrender charge, and will result in penalty tax if made before age 59 1/2.



Accumulated policy values may under limited circumstances also be part of the eventual death benefit payable. If a policy is heavily funded and investment performance is very favorable, the death benefit may increase because of tax law requirements that the death benefit be a certain multiple of policy value depending on the Insured's age (See table under Policy benefits, page 14.) The death benefit is income-tax free and may, with proper estate planning, be estate-tax free.



Certain costs and expenses of variable life insurance ownership which are directly related to policy values (i.e. asset-based costs) are not unlike those incurred through investment in mutual funds or variable annuities. Surrender charges, which decrease over time and premium taxes may be applicable to your policy; these charges are explained in more detail beginning on page 12. A significant additional cost of variable life insurance is the "cost of insurance" charge which is imposed on the "amount at risk" (approximately the death benefit, less policy value). This charge increases with age, and varies by underwriting classification, smoking status, and in most states by gender. The effect of these costs and expenses can be seen in illustrations in this prospectus (see Appendix A).



LINCOLN LIFE, THE GENERAL ACCOUNT AND THE SEPARATE ACCOUNT


LINCOLN LIFE

Lincoln National Life Insurance Co. is a stock life insurance company incorporated under the laws of Indiana on June 12, 1905. Lincoln Life is principally engaged in offering individual life insurance policies and annuity contracts, and ranks among the largest United States stock life insurance companies in terms of assets and life insurance in force. Lincoln Life is also one of the leading life reinsurers in the United States. Lincoln Life is licensed in all states (except New York) and the District of Columbia, Guam, and the Commonwealth of the Northern Mariana Islands.


Lincoln Life is wholly owned by Lincoln National Corp. ("LNC"), a publicly held insurance holding company incorporated under Indiana law on January 5, 1968. The principal office of Lincoln Life is located at 1300 South Clinton Street, Fort Wayne, Ind. 46802. The principal office of Lincoln National Corp. is located at 2005 Market Street, Philadelphia, PA 19103. Through its affiliated companies, collectively Lincoln Financial Group, LNC provides wealth accumulation and protection products and services including annuities, life insurance, 401(k) plans, life-health reinsurance, institutional management and mutual funds.


THE GENERAL ACCOUNT

The General Account refers to the General Account of Lincoln Life. The General Account consists of all assets owned by Lincoln Life other than those allocated to any of its separate accounts, including the Separate Account. The General Account supports Lincoln Life's insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940 ("1940 Act").

THE SEPARATE ACCOUNT


We established the Lincoln Life Flexible Premium Variable Life Account F ("Account F"), on May 29, 1987 to fund variable life insurance policies. Although the assets of the Separate Account are our property, the laws of Indiana under which the Separate Account was established provide that the Separate Account assets attributable to the policies are not chargeable with liabilities arising out of any other business of Lincoln Life. The assets of the Separate Account shall, however, be available to cover the liabilities of the General Account of Lincoln Life to the extent that the Separate Account's assets exceed its liabilities arising under the policies it supports. The assets of the Separate Account will be valued once daily at the close of regular trading (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open.



The Separate Account has been registered as an investment company under the 1940 Act and meets the definition of "separate account" under federal securities laws. Registration with the Securities and Exchange Commission does not involve supervision of the management or investment practices or policies of the Separate Account or Lincoln Life by the Securities and Exchange Commission.



The Separate Account is divided into ten subaccounts. Each subaccount invests exclusively in Class 2 shares of one of the funds comprising the American Funds Insurance Series: Asset Allocation Fund, Bond Fund, Cash Management Fund, Global Growth Fund, Global Small Capitalization Fund, Growth Fund, Growth-Income Fund, High-Yield Bond Fund, International Fund, U.S. Government/AAA Rated Securities Fund.


Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business we may conduct. The funds are also invested in by variable annuity contract holders. Should we become aware of any material irreconcilable conflict, either potential or existing, between its variable annuity and variable life insurance contract owners, we have agreed to notify the series' Board of Trustees and to remedy, at our own expense, any such conflict.

There is no assurance that any fund of the American Variable Insurance Series will achieve its stated investment objective.

FUND PARTICIPATION AGREEMENT

Lincoln Life has entered into an agreement with a fund group under which Lincoln Life makes ten funds available under the policies and performs certain administrative services.


THE AMERICAN FUNDS INSURANCE SERIES


The series was organized as a Massachusetts business trust in 1983 and is registered as a diversified, open-end management investment company under the 1940 Act.

The series has ten separate portfolios of funds. The series' Board of Trustees may at any time establish additional funds or classes, which may or may not be available to the Separate Account.

Under the multi-class system adopted by the series, pursuant to Rule 18f-3 under the 1940 Act, shares of each multi-class fund represent an equal pro rata interest in that fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that:

  (1) each class has a different designation;

  (2) each class of shares bears its class expenses;

  (3) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement; and

  (4) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Each fund has two classes of shares, designated as Class 1 shares and Class 2 shares. Class 1 and 2 differ primarily in that Class 2 shares are subject to a 12b-1 plan. Only Class 2 shares are available under the policy. Lincoln Life, together with affiliates, expects to receive a portion of the 12b-1 fees attributable to its investment on behalf of the Separate Account in the funds. Such portion is anticipated to be at the annual rate of approximately .25% of the value of the Separate Account's investment in the funds and constitutes reimbursement to Lincoln Life for certain expenses incurred in connection with certain administrative and distribution support services provided to the series. Expenses currently designated as class expenses by the series' Board of Trustees under the plan pursuant to Rule 18f-3 include, for example, service fees paid under a 12b-1 plan. See the prospectus for the series for more information about the 12b-1 plan it has adopted for its Class 2 shares.

THE INVESTMENT ADVISOR

Capital Research and Management Company ("CRMC"), an investment management organization founded in 1931, is the investment advisor to the series and other mutual funds, including those in The American Funds Group. CRMC is located at 333 South Hope Street, Los Angeles, Calif. 90071 and 135 South State College Boulevard, Brea, Calif. 92821, and is registered with the Commission as an investment adviser.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS


Lincoln Life does not control the investment advisor and therefore cannot guarantee that the American Variable Insurance Series or any particular funds will be available for investment by the subaccounts. We reserve the right, subject to compliance with applicable law and prior approval of the Securities and Exchange Commission, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase.



We reserve the right to eliminate the shares of any fund and to substitute shares of another open-end, registered investment company, if the shares are no longer available for investment, or if in the judgment of Lincoln Life further investment in any fund should become inappropriate in view of the purposes of the Separate Account. Lincoln Life will not substitute any shares attributable to an owner's interest in a subaccount of the Separate Account without notice and prior to approval of the Commission, to the extent required by the 1940 Act or other applicable law. A substituted fund may have higher charges than the one it replaces. Nothing contained herein shall prevent the Separate Account from purchasing other securities for other classes of policies, or from permitting a conversion between classes of policies on the basis of requests made by policy owners.


Lincoln Life also reserves the right to establish additional subaccounts of the Separate Account, each of which would invest in a new fund or series of a fund or in shares of another investment company, with a specified investment objective. Lincoln Life may eliminate or establish one or more subaccounts when marketing needs, tax or investment conditions warrant, and any new subaccounts may be made available to existing policy owners on a basis to be determined by Lincoln Life.

In the event of any such substitution or change, Lincoln Life may by appropriate endorsement make such changes in the policy as may be necessary or appropriate to reflect such substitution or change. If deemed by Lincoln Life to be in the best interests of persons having voting rights under the Policies, the Separate Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other Lincoln Life separate accounts.

THE POLICY

REQUIREMENTS FOR ISSUANCE OF A POLICY

Individuals wishing to purchase a policy must send a completed application to our administrative mailing address. The minimum acceptable premium is $10,000. A policy will generally be issued only to insureds 80 years of age or younger who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and, except in California, we reserve the right to reject an application for any reason.

UNITS AND UNIT VALUES

The value of policy monies invested in each subaccount is accounted for through the use of units and unit values. A unit is an accounting unit of measure used to calculate the value of an investment in a specified subaccount. A unit value is the dollar value of a unit in a specified subaccount on a specified valuation date. Whenever an amount is invested in a subaccount (due to net premium payments, loan payments, or transfer of values into a subaccount), the amount purchases units in that subaccount. The number of units you purchase is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made. Similarly, whenever an amount is redeemed from a subaccount (due to loans and loan interest charges, surrenders and surrender charges, withdrawals and withdrawal charges, transfers of values out of a subaccount, income tax deductions (if any), policy value charges, monthly administrative charges, or cost of insurance charges), units are redeemed from that subaccount. The number of units redeemed is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made.

The unit value is also used to measure the net investment results in a subaccount. The policy value on any valuation day is the sum of the amounts allocated to each subaccount plus the amounts allocated to the General Account plus any outstanding loan. The value of each subaccount on each valuation day is determined by multiplying the number of units held by a policy in each subaccount by the unit value for that subaccount as determined for that valuation day.

The unit value for a subaccount on a specified valuation date is determined by dividing the value of all assets owned by that subaccount, net of the subaccount's liabilities (including any accrued but unpaid daily mortality and expense risk charges), by the total number of units held by policies in that subaccount. Net investment results do not increase or decrease the number of units held by the subaccount.

PREMIUM PAYMENT AND ALLOCATION OF PREMIUMS

Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums. The initial premium is the only premium payment required under the policy, although additional premiums may be necessary to keep the policy in force. Payment of the initial premium will not guarantee that the policy will remain in force. The amount of the initial premium is based on the insured's issue age and the specified amount of the policy and is normally approximately equal to 100% of the federal maximum premium limitation at issue, as described below. The initial premium may be as little as 80% of the federal maximum premium limitation at issue, but if the initial premium is less than 98% of the limitation, higher cost of insurance charges will result.

Any owner who has not chosen to pay the federal maximum premium limitation at issue may pay additional premiums up to the limitation at any time. We reserve the right to require evidence of insurability if the payment of any premium will increase the death benefit by more than the amount of the premium paid. The failure to pay the maximum premium will not of itself cause the policy to lapse, nor will the payment of the maximum premium guarantee that the policy will remain in force. The policy will lapse any time outstanding loans exceed policy value less surrender charge, or policy value less outstanding loans and less surrender charge is insufficient to pay certain monthly deductions, and a grace period expires without a sufficient payment. (See Policy lapse and reinstatement.) Subject to the initial premium requirements and the maximum premium limitations established under section 7702 of the Code, you may make unscheduled premium payments at any time in any amount during the lifetime of the insured. Monies received that are not designated as premium payments will be assumed to be loan repayments if there is an outstanding loan on the policy.

PREMIUM LIMITATIONS. In no event can the total of all premiums paid exceed the current maximum premium limitations established for life insurance policies to meet the definition of life insurance, as set forth under Section 7702 of the Code. Those limitations will vary by issue age, sex, classification, benefits provided, and even policy duration. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal that amount. Any part of the premium in excess of that amount will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to the owner within 7 days of receipt. Further premiums will not be accepted until allowed by subsequent maximum premium limitations.

The tax status of a policy and the tax treatment of distributions from a policy are dependent in part on whether or not the policy becomes a MEC. A policy will become a MEC if premiums paid into the policy exceed certain limits referred to as the 7-pay limitation. Because the initial premium exceeds the 7-pay limitation, the policy will be a MEC unless it has been purchased with cash values transferred from a pre-existing life insurance policy which is not a MEC. Any such must meet the requirements for a taxfree exchange. The taxation of life insurance death benefits and distributions is complex and is discussed in detail under "Federal tax matters". Taxation of loans, withdrawals, and surrenders of a life insurance policy that becomes a MEC is generally less favorable than such distributions from a life insurance policy that is not a MEC.

ALLOCATION OF NET PREMIUMS. In the application for a policy, you can allocate net premiums or portions thereof to the General Account and the subaccounts of the Separate Account. Notwithstanding the allocation in the application, all net premiums received prior to the record date will initially be allocated to the General Account. Net premiums received prior to the record date will be credited to the policy on the later of the policy date or the date the premium is received. The record date is the date the policy is recorded on the books of Lincoln Life as an in-force policy, and may coincide with the policy date. Net premiums will continue to be allocated to the General Account until the record date. When the assets of the Separate Account are next valued following the record date, the value of the policy's assets in the General Account will automatically be transferred to the General Account and the subaccounts of the Separate Account in accord with your percentage allocation in the application. No charge will be imposed for this initial transfer. Net premiums paid after the record date will be credited to the policy on the date they are received and will be allocated in accord with your instructions in the application. The minimum percentage of each premium that may be allocated to the General Account or to any subaccount of the Separate Account is 10%; percentages must be in whole numbers. The allocation of future net premiums may be changed without charge at any time by providing written notification on a form suitable to us. You can also make arrangements with us to allow the allocation of future net premiums to be changed upon telephone request.

The value of the amount allocated to subaccounts of the Separate Account will vary with the investment experience of these subaccounts and the owner bears the entire investment risk. The value of the amount allocated to the General Account will earn a current interest rate guaranteed to be at least 4% per year. You should periodically review your allocations of premiums and values in light of market conditions, interest rates, and overall estate planning requirements.

DOLLAR COST AVERAGING PROGRAM

You may wish to make monthly transfers from the General Account to one or more of the subaccounts over a 12, 24 or 36-month period through the Dollar Cost Averaging ("DCA") program. Under the program, at least $5000 is to be transferred from the General Account to the chosen subaccounts in accord with the most recent premium allocation. The transfers continue until the end of the DCA period or until the policy value allocated to the General Account has been exhausted, whichever occurs sooner. DCA may also be terminated upon written request by the owner.

DCA has the effect, when purchases are made at fluctuating prices, of reducing the aggregate average cost per unit to less than the average of the unit values on the same purchase dates. However, participation in the DCA program does not assure the owner of a greater return on purchases under the program, nor will it prevent or necessarily alleviate losses in a declining market.

There are no charges associated with the DCA program. In order to participate in (or terminate participation in) the DCA program, the owner must complete a written request on a form suitable to us.

EFFECTIVE DATE AND RECORD DATE

For all coverage provided in the original application, the effective date will be the policy date, provided the policy has been delivered and the initial premium has been paid prior to death and prior to any change in health or any other factor affecting insurability of the insured as shown in the application. The policy date is ordinarily the earlier of the date the full initial premium is received or the date on which the policy is approved for issue by Lincoln Life, and is specified in the policy. Policy years, months and anniversaries are measured from the policy date.


For any increase, the effective date will be the first monthly anniversary date (the same date each month as the policy date) on or next following the day the application for the increase is approved.


For any insurance that has been reinstated, the effective date will be the first monthly anniversary day on or next following the day the application for reinstatement is approved.

The date the policy is recorded on the books of Lincoln Life as an in-force policy is the record date. Ordinarily, the policy will be recorded as in-force within three business days after the later of the date we receive the last outstanding requirement or the date of underwriting approval. The record date controls the timing of the transfer of initial assets from the General Account to the various subaccounts.

RIGHT TO EXAMINE POLICY


The owner may, until a specified period of time has expired, examine the policy and return it for refund of all premiums paid. The applicable period of time will depend on the state in which the policy is issued, but will not expire sooner than the latest of 10 days after receipt of the policy, 45 days after
Part 1 of the application is completed, or 10 days after the notice of withdrawal right is mailed or delivered to the owner. Upon cancellation the policy will be void from the beginning. An owner wanting a refund should return the policy to either our administrative mailing address or to the registered agent who sold it.


POLICY TERMINATION

All coverage under the policy will terminate when any one of the following occurs:

  1)  the grace period ends without payment of required premium,

  2)  the policy is surrendered, or

  3)  the insured dies.

Under certain defined conditions, we will continue to keep the policy in force despite insufficient net cash surrender value (See No lapse benefit, page 19.)


CHARGES AND DEDUCTIONS

Charges are described in the following paragraphs. Lincoln Life may make a profit on any of these charges, and may use the profit from a charge for any purpose, including covering shortfalls from other charges.

Charges will be deducted in connection with the policy to compensate Lincoln Life for:

  1)  providing the insurance benefit set forth in the policy;

  2)  administering the policy;

  3)  assuming certain risks in connection with the policy;

  4)  incurring expenses in distributing the policy.

The nature and amount of these charges are described in the following pages.

SURRENDER CHARGES


Surrender charges are deducted upon surrender of the policy during the first 12 policy years. The following table shows the surrender charge as a percent of premiums paid. The surrender charge will not exceed $43 per $1,000 of specified amount. Surrender charges are higher in the earlier years of the policy, reducing its net cash surrender value. Thus if you surrender the policy in the early years, and there have been significantly unfavorable investment results, there may be little or no money to return to you.



DURING POLICY YEARS                            PERCENT OF PREMIUMS PAID
--------------------------------------------------------------------------------------------
 1 and 2                                       6.5%
 3 and 4                                       6.0%
 5 and 6                                       5.5%
 7 and 8                                       5.0%
 9 and 10                                      4.5%
11                                             4.0%
12                                             2.0%


COST OF INSURANCE CHARGES


On the policy date and on each monthly anniversary day following, cost of insurance charges will be deducted from the policy value. Ordinarily, the cost of insurance charges are deducted in proportion to the values in the subaccounts and the General Account.


The current cost of insurance charges depend currently upon these variables:

  1) the amount of the initial premium as a percentage of the federal maximum premium limitation;

  2)  the classification of the insured;

  3)  the amount of policy value; and

  4) the maximum cost of insurance deduction allowed under state insurance laws.

The current cost of insurance deduction each month is calculated by multiplying the policy value by the appropriate percentage rate described below. The current cost of insurance deduction may never exceed the maximum cost of insurance deduction allowed under state insurance laws. The cost of insurance charge ceases when the insured reaches age 100.

If the initial premium is at least 98% of the federal maximum premium limitation at issue, the current monthly percentage rate used to calculate the cost of insurance deduction is .05% for select non-tobacco users and .10% for select tobacco users. If the initial premium is less than 98% of the maximum limitation, higher percentage rates will be used. If the insured's classification is other than select non-tobacco user or select tobacco user, higher percentages will also be used.

The current monthly cost of insurance rates may be changed by Lincoln Life from time to time. A change in the current cost of insurance rates will apply to all persons of the same attained age, sex and rate class and whose policies have been in effect for the same length of time. The cost of insurance rates will not exceed those described in the table of guaranteed maximum insurance rates shown in the policy. These rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, Age Last Birthday, for attained ages under sixteen; on the 1980 Commissioner's Standard Ordinary Nonsmoker Mortality Table, Age Last Birthday, or the 1980 Commissioner's Standard Ordinary Smoker Mortality Table, Age Last Birthday, for attained ages sixteen and over, depending on the tobacco usage of the insured. Select rate classes have guaranteed rates which do not exceed 100% of the applicable table. In states requiring unisex rates, in federally qualified pension plan sales, in employer sponsored situations, and in any other situation where unisex rates are required by law, the cost of insurance rates (whether current or guaranteed) are not based on sex.

The rate class of an insured will affect the cost of insurance rate. Lincoln Life currently places insureds into a select rate class or rate classes involving a higher mortality risk. In an otherwise identical policy, insureds in the select rate class will have a lower cost of insurance than those in rate classes with higher mortality risk.

POLICY VALUE CHARGE

On the policy date and on each monthly anniversary day following, a policy charge will be deducted from the policy value. Ordinarily, the policy value charge is deducted in proportion to the values in the subaccounts.

The policy value will be reduced on each monthly anniversary day by the policy value charge. The policy value charge for the first 10 policy years is .10% of the policy value each month (1.20% annually), and thereafter is 0.166666% of the policy value each month (.20% annually). The policy value charge ceases when the insured attains age 100. The policy value charge recovers our expenses incurred in the sale and issue of the policies (such as premium tax and other taxes, commissions, and underwriting and issue expenses), and some ongoing maintenance expenses.

OTHER POLICY CHARGES

We deduct a $5.00 monthly administrative charge from the policy value on any monthly anniversary day when the policy value is less than $50,000. Currently, no charge is made for transfers of amounts among the General Account and the subaccounts, although a maximum of $10 per transfer may be charged in the future. We deduct $20 from the amount of any withdrawal of policy value other than full surrender of the policy. The monthly administrative charge, the transfer charge, and the withdrawal charge cease when the insured reaches age 100.

We also reserve the right to deduct from the policy value any amounts charged for federal or other Governmental income taxes that might result from a change in the current tax laws. Current tax laws do not charge income taxes on the policy value.

CHARGES AGAINST THE SEPARATE ACCOUNT

Several charges are made directly or indirectly against the Separate Account and have the effect of reducing net investment results credited to the subaccounts.


FUND CHARGES AND EXPENSES. The investment advisor for each of the funds deducts a daily charge as a percent of the net assets in each fund as an asset management charge. It is estimated that, in the aggregate, such fees and expenses for the funds, expressed as an annual percentage of each fund's net assets, will range from .35% to .81%. Each of the funds also deducts a 12b-1 fee for Class 2 shares equal to .25% annually of each fund's net assets. These charges and other fund expenses have the effect of reducing the investment results credited to the subaccounts.


Expenses for each of the funds are currently estimated, on the basis of their most recent fiscal year experience where applicable, to be as follows:


                                                                   Total Annual
                                                                  Fund Operating                       Total Fund
                                                                 Expenses Without      Total       Operating Expenses
Asset                        Management     Other      12(b)1       Waivers or      Waivers and      with Waivers or
Fund                            Fee*      Expenses*     Fees*      Reductions*      Reductions*        Reductions*
----------------------------------------------------------------------------------------------------------------------
Asset Allocation                .43%         .01%        .25%           .69%            0.0                .69%
Bond                            .51%         .02%        .25%           .78%            0.0                .78%
Cash Management                 .44%         .01%        .25%           .70%            0.0                .70%
Global Growth                   .68%         .03%        .25%           .96%            0.0                .96%
Global Small Capitalization     .78%         .03%        .25%          1.06%            0.0               1.06%
Growth                          .38%         .01%        .25%           .64%            0.0                .64%
Growth-Income                   .34%         .01%        .25%           .60%            0.0                .60%
High-Yield Bond                 .50%         .01%        .25%           .76%            0.0                .76%
International                   .55%         .05%        .25%           .85%            0.0                .85%
U.S. Gov't/AAA-Rated            .51%         .01%        .25%           .77%            0.0                .77%



*Expressed as an annual percentage of each fund's average daily net assets.


See the funds' prospectus for more complete information about the expenses of the funds.

MORTALITY AND EXPENSE RISK CHARGE. A daily mortality and expense risk charge currently equal to .0016438% (equivalent to an annual rate of .60%) of the daily net assets of the Separate Account is imposed. This charge is guaranteed not to exceed .00246575% (equivalent to an annual rate of .90%).

The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, death benefits will be payable sooner than expected. The expense risk assumed is that expenses incurred in issuing and administering the policies will be greater than estimated.

REDUCTION OF CHARGES

The surrender charge, the policy value charge, and the monthly administrative charge set forth in this prospectus may be reduced because of special circumstances that result in lower sales or administrative expenses. In particular, these charges will be reduced on policies issued to employees and registered representatives of any member of the selling group and their spouses and minor children, or to officers, directors, trustees or bona-fide full-time employees of LNC or CRMC or their affiliated or managed companies (based on the owner's status at the time the policy was purchased). The amounts of any reductions will reflect the reduced sales and administrative expenses resulting from the special circumstances. Reductions will not be unfairly discriminatory against any person, including the affected policy owners and owners of all other policies funded by the Separate Account.

POLICY BENEFITS

DEATH BENEFIT

As long as the policy remains in force (see Policy lapse and reinstatement), Lincoln Life will, upon proof of the insured's death, pay the death benefit proceeds of the policy to the named beneficiaries. The proceeds may be paid in cash or under one or more of the payment options set forth in the policy. (See Proceeds and payment options.) The death benefit proceeds payable will be increased by any unearned cost of insurance charge, and will be reduced by any outstanding loan and any due and unpaid charges.

The initial death benefit on your variable life insurance policy is equal to the specified amount you choose at the time of purchase. The specified amount is the minimum death benefit payable under the policy so long as the policy remains inforce. The death benefit proceeds will be reduced by any outstanding loans and any unpaid charges, and increased by unearned loan interest. We may also impose certain limitations on the maximum specified amount allowable.

The death benefit is calculated as the greater of the specified amount of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at any time is based on the attained age of the insured as of the beginning of the policy year.

The table below lists the specified percentage applicable to the given attained age:

ATTAINED   SPECIFIED    ATTAINED   SPECIFIED    ATTAINED   SPECIFIED
AGE        PERCENTAGE   AGE        PERCENTAGE   AGE        PERCENTAGE
---------------------------------------------------------------------
40 OR
YOUNGER    250%         59         134%         91         104%
41         243          60         130          92         103
42         236          61         128          93         102
43         229          62         126          94         101
44         222          63         124          95 OR      100
45         215          64         122          OLDER
46         209          65         120
47         203          66         119
48         197          67         118
49         191          68         117
50         185          69         116
51         178          70         115
52         171          71         113
53         164          72         111
54         157          73         109
55         150          74         107
56         146          75         105
57         142          THROUGH
58         138          90


EXAMPLES. For this example, assume that the insured dies at or under the age of 40 and that there is no outstanding policy loan. A policy with a specified amount of $250,000 will generally pay $250,000 in life insurance death benefits. However, because the life insurance death benefit cannot be less than 250% (the applicable specified percentage) of policy value, any time the policy value of this policy exceeds $100,000, the life insurance death benefit will exceed the $250,000 specified amount. If the policy value equals or exceeds $100,000, each additional dollar added to the policy value will increase the life insurance death benefit by $2.50. Thus, for a policy with a specified amount of $250,000 and a policy value of $200,000, the beneficiary will be entitled to a life insurance death benefit of $500,000 (250% x $200,000); a policy value of $300,000 will yield a life insurance death benefit of $750,000 (250% x $300,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% x $500,000). Similarly, so long as policy value exceeds $100,000, each dollar withdrawn from the policy value will reduce the life insurance death benefit by $2.50. If at any time the policy value multiplied by the specified percentage is less than the specified amount, the life insurance death benefit will equal the specified amount of the policy.


The above example describes a scenario which includes favorable investment performance. In addition, the applicable percentage of 250% that is used is for ages 40 or younger. Because the applicable percentage decreases as the attained age increases, the impact of the applicable percentage on the death benefit payment levels will be lessened as the attained age progresses beyond age 40.

POLICY CHANGES

The specified amount may not be voluntarily increased or decreased. Withdrawals reduce the specified amount by an amount proportionate to the amount of policy value withdrawn. For example, if 10% of the policy value is withdrawn, the specified amount will be reduced by 10% of the specified amount.

POLICY VALUE

The policy provides for the accumulation of policy value. The policy value will vary with the investment performance of the General Account and of the Separate Account, as well as other factors. In particular, policy value also depends on any premiums received, any policy loans, and withdrawals, and any charges and deductions assessed the policy. The policy has no guaranteed minimum policy value or net cash surrender value.

On the policy date, the policy value will be the initial premium, minus the sum of the following: the cost of insurance for the first month, the monthly administrative charge (if any), and the policy value charge for the first month.

On each monthly anniversary day, the policy value is equal to the sum of the following:

  a.  The policy value on the preceding day;

  b. Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

  c. Interest at not less than 4% per year on amounts allocated to the General Account;

  d. Interest at not less than the rate shown on the policy schedule on any outstanding loan amount; and

  e.  Any premiums received since the preceding day.

Minus the sum of the following:

  f. Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

  g.  Any withdrawals;

  h. Any amount charged against the investment amount for federal or other governmental income taxes;

  i.  The cost of insurance for the following month;

  j.  The monthly administrative charge, if any, for the following month;

  k.  The policy value charge for the following month; and

  l.  Any charges for extra benefits.

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
On any day other than a monthly anniversary day, the policy value is equal to the sum of the following:

  a.  The policy value on the preceding day;

  b. Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

  c. Interest at not less than 4% per year on amounts allocated to the General Account;

  d. Interest at not less than the rate shown on the policy schedule on any outstanding loan amount; and

  e.  Any net premiums received since the preceding day.

Minus the sum of the following:

  f. Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

  g.  Any withdrawals; and

  h. Any amount charged against the investment amount for federal or other governmental income taxes.


The charges and deductions described above are further discussed in the Charges and deductions section beginning on page 11.


NET INVESTMENT RESULTS. The net investment results are the changes in the unit values of the subaccounts from the previous valuation day to the current day. The net investment results are equal to the per unit change in the market value of each fund's assets, reduced by the per unit share of the asset management charge, the 12b-1 fee, any miscellaneous expenses incurred by the fund, and the mortality and expense risk charge for the period, and increased by the per unit share of any dividends credited by the fund to the subaccount during the period.

The value of the assets in the funds will be taken at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.

The charges listed above are explained further in "Charges against the Separate Account."

TRANSFER BETWEEN SUBACCOUNTS

Any time after the record date, you may request to transfer an amount from one subaccount to another. The request to transfer funds must be in writing on a form suitable to us. Transfers may be made by telephone request only if the owner has previously authorized telephone transfer in writing on a form suitable to us. We will follow reasonable procedures to determine that the telephone requester is authorized to request such transfer, including requiring certain identifying information contained in the written authorization. If such procedures are followed, we will not be liable for any loss arising from any telephone transfer. Transfers will take effect on the date that the request in writing or by telephone is received at our administrative address. The minimum amount which may be transferred between subaccounts is $100. The maximum number of transfers allowed in a policy year is twelve. A transfer charge of $10 is made for each transfer and may be deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers.

TRANSFER TO AND FROM THE GENERAL ACCOUNT

Any time after the record date, you may also request to transfer amounts from the Separate Account to the General Account. Transfers from the General Account to the Separate Account are subject to some restrictions. A maximum of 20% of the policy value allocated to the General Account may be transferred to the Separate Account in any period of 12 consecutive months. However, as a current practice, the 20% maximum transfer limitation does not apply for the first six policy months. There is no minimum transfer amount; however, if the amount allocated to the General Account is $500 or less, the owner may transfer the entire allocated amount out of the General Account. A transfer charge of $10 is made for each transfer and may be deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers.

WITHDRAWALS

Anytime during the lifetime of the insured, you may make a cash withdrawal from the policy value. The amount and timing of the withdrawal is subject to certain limitations. The minimum withdrawal is $1000. Only one withdrawal may be made during a policy year. During the first 10 policy years, the maximum withdrawal is 10% of the net cash surrender value at the time of the withdrawal. Withdrawals may result in tax liability. Withdrawals other than full surrender of the policy incur a $20 withdrawal charge.

Withdrawals reduce the specified amount by an amount proportionate to the amount of policy value withdrawn. For example, if 10% of the policy value is withdrawn, the specified amount will be reduced by 10% of the specified amount. Ordinarily, the amount of any withdrawal will be deducted from the General Account and subaccounts in proportion to the values of each.

LOANS

You may, upon written request, borrow against the policy. You must execute a written loan agreement with us. The policy will be the sole security for the loan, and the policy must be assigned to us as part of the loan agreement. Ordinarily, the loan will be processed within seven days from the date the request for a loan is received at our administrative mailing address. Payments may be postponed under certain circumstances. (See Postponement of payments.)

A loan taken from, or secured by, a policy may have federal income tax consequences. In particular, adverse tax consequences may occur if the policy lapses with outstanding loans. (See Federal tax matters.)

LOAN AMOUNT. The amount of all outstanding loans with interest may not exceed the policy value less surrender charge as of the date of the policy loan. If at any time the total of policy loans plus loan interest equals or exceeds the policy value less surrender charge, notice will be sent to the last known address of the owner, and any assignee of record, and the policy will enter into the grace period. If sufficient payment is not received within 61 days after notice is mailed, the policy will lapse and terminate without value. (See Policy lapse and reinstatement.) In addition, the presence of any outstanding policy loan reduces death benefit proceeds and negates the no lapse benefit (if present) until the loan is repaid.


DEDUCTION OF LOAN AND LOAN INTEREST. Unless we agree otherwise, the amount of any loan will be deducted from the General Account and the subaccounts at the time the loan is taken in proportion to the value in each. The amount of any unpaid loan interest will be added to the loan and deducted from the General Account and the subaccounts at the end of the policy year in which the loan interest was earned. Ordinarily, the amount of any loan or unpaid loan interest will be deducted from the General Account and the subaccounts in proportion to the values of each.


The amount of any loan (including any unpaid loan interest added to the loan) will earn interest at the then currently declared annual rate, which may not be less than the annual rate of 4.0%. The current annual rate is 6.0%. Any interest not paid when due will be added to the existing loan amount and will also be charged interest at the same policy loan rate.

Such amounts will remain a part of the policy value, but will not be increased or decreased by investment results in the Separate Account. Therefore, the policy value could be more or less than what it would have been if the policy loan had not been made, depending on the investment results in the Separate Account compared to the interest credited on the loan. In this way, a loan may have a permanent effect upon both the policy value and the death benefit and may increase or decrease the potential for policy lapse.

EFFECT OF LOANS ON POLICY CHARGES. The existence of a policy loan on a monthly anniversary day does not directly affect the calculation of the policy value charge, the cost of insurance charge, or the monthly administrative charge; these charges are currently determined by the policy value, which includes any policy loan. The mortality and expense risk charge, asset management expenses, 12b-1 fees, and miscellaneous funds expenses are not incurred on any policy loan.

LOAN REPAYMENTS. Loan repayments will ordinarily be allocated to the General Account and the subaccounts in accord with the most recent premium allocation. Any loan not repaid at the time of surrender of the policy or death of the insured will be deducted from the amount otherwise payable.

POLICY LAPSE AND REINSTATEMENT


Insurance coverage under the policy will be continued in force until the net cash surrender value is insufficient to cover the monthly deductions unless the No Lapse benefit is in effect. Lapse will occur when the policy value less surrender charges and less outstanding policy loans is insufficient to cover the cost of insurance deductions and a grace period expires without a sufficient payment. Insurance coverage will continue during the grace period, but the policy will be deemed to have no policy value for purposes of policy loans and surrenders.


A grace period of 61 days will begin on the date we send a notice of any shortfall to the last known address of the owner or any assignee. The owner must, during the grace period, make a payment sufficient to cover the monthly deductions and any other charges due under the policy until the end of the grace period. Failure to make a sufficient payment during the grace period will cause the policy to lapse. Any net cash surrender value will be returned to the owner. If the insured dies during the grace period, any due and unpaid monthly deductions will be deducted from the death benefit.


You may reinstate a lapsed policy within five years after the date of lapse by submitting evidence of insurability satisfactory to us and a premium sufficient to keep the policy in force for two months. The effective date of a reinstatement will be the first monthly anniversary day on or next following the day the application for reinstatement is approved. The above will not apply if the policy had been previously surrendered.


NO LAPSE BENEFIT


Provided no outstanding loan exists on the policy, the policy provides a no lapse benefit (except in Illinois). The no lapse benefit guarantees that the policy will not lapse due to insufficient net cash surrender value prior to the no lapse benefit expiration date shown on the policy schedule. Currently, the no lapse benefit expires 10 years from the policy date if the issue age of the insured is age 75 or younger. For issue ages 76 and older, the no lapse benefit expires 1 year from the policy date. We may at any time lengthen or shorten the no lapse benefit for future new policies, but will not unfairly discriminate among policy owners in determining the length of the no lapse benefit.


SURRENDER OF THE POLICY

You may surrender the policy at any time during the lifetime of the insured and receive the net cash surrender value. The net cash surrender value is equal to the policy value minus any surrender charge, minus any outstanding loan and minus any unpaid loan interest. The request must be made in writing on a form suitable to us. The request will be effective the date the request is received at our administrative mailing address, or at a later date if you so request.


Ordinarily, the surrender will be processed within seven days from the date the request for surrender is received. However, if you have money due from the General Account, payment or transfers from the General Account may be deferred up to six months at Lincoln Life's option. If Lincoln Life exercises its right to defer any payment from the General Account, interest will be paid as required by law from the date the recipient would otherwise have been entitled to receive the payment. The tax treatment of a surrendered policy is discussed under Tax Issues.



All coverage under the policy will automatically terminate and may not be reinstated if the owner makes a full surrender.


PROCEEDS AND PAYMENT OPTIONS

PROCEEDS. The amount payable under the policy on the surrender of the policy, or upon the death of any insured person, is called the proceeds of the policy.

The proceeds to be paid on the death of the insured will be the death benefit minus any outstanding policy loan, and minus any unpaid loan interest. The proceeds to be paid on the surrender of the policy will be the net cash surrender value.

Any amount to be paid at the death of the insured or any other termination of this policy will be paid in one sum unless otherwise provided. Interest will be paid on this amount from date of death to date of payment at a specified rate, not less than that required by law. All or part of the sum of this amount and such interest credited to date of payment will be applied to any payment option.

To the extent allowed by law, proceeds are not to be subject to any claims of a beneficiary's creditors.

PAYMENT OPTIONS. Upon written request, all or part of the proceeds and interest credited thereon may be applied to any payment option available from us at the time payment is to be made. Under certain conditions, payment options will only be available with our consent. Such conditions will exist if the proceeds to be settled under any option are $2,500 or less, or if any installment or interest payment is $25 or less. In addition, if any payee is a corporation, partnership, association, trustee, or assignee, our approval is needed before any proceeds can be applied to a payment option. The payment option selected, as well as the time the election is made, may have tax consequences.

You may elect any payment option while the insured is alive and may change that election if that right has been reserved. When the proceeds become payable to a beneficiary, the beneficiary may elect any payment option if the proceeds are available to the beneficiary in one sum.

The option date is any date the policy terminates under the termination provision.

Any proceeds payable under the policy may also be settled under any other method of settlement offered by us on the option date. Additional interest as we may determine may be paid or credited from time to time in addition to the payments guaranteed under a payment option.

When proceeds become payable under a payment option, a payment contract will be issued to the payee in exchange for the policy. Such payment contract may not be assigned. Any change in payment option may be made only if it is provided for in the payment contract. Under some of the payment options, proceeds may be withdrawn under such payment option if provided for in the payment contract. The amount to be withdrawn varies by the payment option.

GENERAL PROVISIONS

THE CONTRACT

The entire contract consists of the policy plus the application and any supplemental application, plus any riders, plus any amendments. The policy is issued in consideration of the application and payment of the initial premium. Only statements in the application and any supplemental applications can be used to contest the validity of the policy or defend a claim. These statements are, in the absence of fraud, considered representations and not warranties. A change in the policy will be binding on us only if the change is in writing and the change is made by the President, Vice President, Secretary, or Assistant Secretary of Lincoln Life.

The policy is nonparticipating; it will not share in our profit or surplus earnings.

SUICIDE

If the insured commits suicide, while sane or insane, within two years from the policy date, our total liability under the policy will be the premiums paid, minus any policy loan, and minus any loan interest due.

If the insured commits suicide, while sane or insane, within two years from the effective date of any reinstatement, our total liability with respect to such reinstatement will be the premiums paid, minus any withdrawals, since the effective date of the reinstatement, minus any policy loan plus loan interest thereon.

REPRESENTATIONS AND CONTESTABILITY

All statements made in an application by, or on behalf of, the insured will, in the absence of fraud, be deemed representations and not warranties. Statements may be used to contest a claim or validity of the policy only if these statements are contained in the application for issue, reissue, or reinstatement, or in any supplemental application, and a copy of that application or supplemental application is attached to the policy. The policy will not be contestable after it has been in force for two years during the lifetime of the insured. Also, any reinstatement will not be contestable after that reinstatement has been in force two years from its effective date during the lifetime of the insured. Any contest will then be based only on the application for the reinstatement and will be subject to the same conditions as for contest of the policy.

INCORRECT AGE OR SEX

If there is an error in the age or sex of the insured, the excess of the death benefit over the policy value will be adjusted as necessary to that which would be purchased by the most recent cost of insurance charge at the correct age and sex.

CHANGE OF OWNER OR BENEFICIARY


The owner of the policy is the owner identified in the application, or a successor. All rights of the owner belong to the owner while the insured is alive. The rights pass to the estate of the owner if the owner dies before the insured. The owner may transfer all ownership rights and privileges to a new owner while the insured is living. The request must be in writing on a form suitable to us and received at our administrative address. Once recorded the change will be effective as of the date signed. The change will be effective the day that the request is received at our administrative mailing address. We will not be responsible for any payment or other action taken before having recorded the transfer. A change of ownership will not, in and of itself, affect the interest of any beneficiary. A change of ownership may have tax consequences.

The beneficiary is identified in the application for the policy, and will receive the proceeds when the insured dies. The beneficiary may be changed by the owner while the insured is alive, provided that any prior designation does not prohibit such a change. A change will revoke any prior designation of the beneficiary. A change request must be in writing on a form suitable to us and received at our administrative address. Once recorded, the change will be effective as of the date signed. We reserve the right to require the policy for endorsement of the change of beneficiary designation.


If not otherwise provided, the interest of any beneficiary who dies before the insured will pass to any other beneficiaries according to their interest. If no beneficiary survives the insured, the proceeds will be paid in one sum to the owner, if living. If the owner is not living, the proceeds will be paid to the owner's estate.

ASSIGNMENT

Any assignment of the policy will not be binding on us unless it is in writing on a form suitable to us and is received at our administrative mailing office. We will not be responsible for the validity of any assignment, and reserve the right to require the policy for endorsement of any assignment. An assignment of the policy may have tax consequences.

REPORTS AND RECORDS

We will maintain all records relating to the Separate Account. We will mail to the owner at least once each year a report, without charge, which will show the current policy value, the current net cash surrender value, the current death benefit, any current policy loans, any premiums paid, any policy charges deducted, and any withdrawals made. The report will also include any other data that may be required where the contract is delivered. In addition, we will provide to policy owners semi-annually, or otherwise as may be required by regulations under the 1940 Act, a report containing information about the operations of the funds.

We have entered into an agreement with Delaware Management Company, Inc., and Delaware Service Company, Inc. 2005 Market Street, Philadelphia, PA 19203, affiliates of Lincoln Life, to provide accounting services to the Separate Account.

PROJECTION OF BENEFITS AND VALUES

At the owner's request, we will provide a report to the owner which shows projected future results. The request must be in writing to our administrative mailing address on a form suitable to us. The report will be comparable in format to those shown in Appendix A and will be based on assumptions in regard to the death benefit as may be specified by the owner, planned premium payments as may be specified by the owner, and such other assumptions as are necessary and specified either by the owner or us. A reasonable fee may be charged for this projection.

POSTPONEMENT OF PAYMENTS

Payments of any amount payable on surrender, loan, withdrawal, or benefits payable at death may be postponed whenever:

(i) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Commission;

(ii) the Commission by order permits postponement for the protection of owners;
    or

(iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practical or it is not reasonably practical to determine the value of the Separate Account's net assets.


Transfers may also be postponed under such circumstances.

Requests for surrender, policy loan, or withdrawal of policy values attributable to a premium paid by check may be delayed until such time as the check has cleared the owner's bank.

ACCELERATED BENEFIT ELECTION RIDER

This rider gives the owner the right to receive a portion of the death benefit prior to death if the insured is diagnosed as having an illness which with reasonable medical certainty will cause death within 12 months. Upon receipt of proof of loss, up to one-half of the eligible death benefit (as defined in the rider) may be advanced to the owner in cash as an initial accelerated benefit. A limited amount of subsequent accelerated benefit is also available to pay premiums and interest charges required on the policy. The amount of all advanced accelerated benefits creates an interest-bearing lien against the death benefit otherwise payable at death. This rider is available to issue ages 0 through 80. There is no cost of insurance for this rider, but an administrative expense charge is payable upon application for benefits.


The availability of this rider is subject to approval by the State Insurance Department of the State in which the policy is issued. The rider is also subject to the current underwriting and issue procedures in place at the time of the application. The underwriting and issue procedures are subject to change without notice. There may be separate charge(s) for any other rider(s) that become part of the policy.


DISTRIBUTION OF THE POLICY

Lincoln Life offers the policy in all jurisdictions where it is licensed to do business. The home office address of Lincoln Life is 1300 South Clinton Street, Fort Wayne, Ind. 46802. American Fund Distributors, Inc. ("AFD"), the principal underwriter for the policies, is registered with the Commission as a broker-dealer, and is a member of the National Association of Securities Dealers ("NASD"). The principal business address of AFD is 333 S. Hope Street, 52nd Floor, Los Angeles, California 90071.


The policy will be sold by individuals who, in addition to being appointed as life insurance agents, are also registered representatives of Lincoln Financial Advisors Inc., a registered broker-dealer affiliated with Lincoln Life. The policy will also be sold by properly licensed representatives of independent broker-dealers which in turn have selling agreements with AFD and have been appropriately appointed as our agents. These representatives ordinarily receive commissions and service fees up to 5.25% of all premiums paid, plus .25% of accumulated policy values in the second policy year and each year thereafter. The broker-dealer or local agency receives additional compensation on all premiums paid. In some situations, the broker-dealer or local agency may elect to share its commission with the registered representative. Selling representatives may also be eligible for bonuses and non-cash compensation if certain production levels are reached. All compensation is paid from our resources.



ADVERTISING



Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend us or the policies. We may also occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.



TAX ISSUES



INTRODUCTION. The Federal income tax treatment of the policy is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your policy, and is not intended as tax advice. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with the policy. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.



TAXATION OF LIFE INSURANCE CONTRACTS IN GENERAL



TAX STATUS OF THE POLICY. Section 7702 of the Code establishes a statutory definition of life insurance for Federal tax purposes. We believe that the policy will meet the statutory definition of life insurance, which places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. As a result, the death benefit payable under the policy will generally be excludable from the beneficiary's gross income, and interest and other income credited under the policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than the you, are considered the owner of the assets of the Separate Account for Federal income tax purposes.



INVESTMENTS IN THE SEPARATE ACCOUNT MUST BE DIVERSIFIED. For a policy to be treated as a life insurance contract for Federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract premium payments. Although we do not control the investments of the subaccounts, we expect that the subaccounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."



RESTRICTION ON INVESTMENT OPTIONS. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.



NO GUARANTEES REGARDING TAX TREATMENT. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your contract value until there is a distribution from your policy.

TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable.



If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.



TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, except as described below, any increase in your contract value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in the your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for Federal income tax purposes.



POLICIES WHICH ARE MECS



CHARACTERIZATION OF A POLICY AS A MEC. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by a "7-pay test" under the tax law or if the policy is received in exchange for another policy that is a MEC. In general, this policy will constitute a MEC unless (1) it was received in exchange for another life insurance contract which was not a MEC, and (2) no premium payments (other than the exchanged contract) are paid into the policy during the first seven contract years. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven contract years.



TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If the policy is a MEC, withdrawals from the policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the contract value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.



PENALTY TAXES PAYABLE ON WITHDRAWALS. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy).



SPECIAL RULES IF YOU OWN MORE THAN ONE MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



POLICIES WHICH ARE NOT MECS



TAX TREATMENT OF WITHDRAWALS. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.



CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY
YEARS. Section 7702 places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.



TAX TREATMENT OF LOANS. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all contract value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in the your income.



OTHER CONSIDERATIONS



INSURED LIVES PAST AGE 100. If the insured survives beyond the end of the mortality table used to measure charges under the policy, which ends at age 100, we believe the policy will continue to qualify as life insurance for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.



COMPLIANCE WITH THE TAX LAW. We believe that the maximum amount of premium payments we have determined for the policies will comply with the Federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a contract year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the Federal tax definition of life insurance.



DISALLOWANCE OF INTEREST DEDUCTIONS. If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20-percent owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.



FEDERAL INCOME TAX WITHHOLDING. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.



CHANGES IN THE POLICY AND CHANGES IN THE LAW. Changing the owner, exchanging the contract, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



TAX STATUS OF LINCOLN LIFE



Under existing Federal income tax laws, Lincoln Life does not pay tax on investment income and realized capital gains of the Separate Account. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.



VOTING RIGHTS



To determine how many votes each policy owner is entitled to direct with respect to a Fund, first we will calculate the dollar amount of your account value attributable to that Fund. Second, we will divide that amount by $100.00. The result is the number of votes you may direct.



We will vote the shares of each fund held in the Separate Account at special meetings of the shareholders of the particular fund in accordance with instructions received by the Administrative Office in proper written form from persons having a voting interest in the Separate Account. Lincoln Life will vote shares for which it has not received instructions in the same proportion as it votes shares in the Separate Account for which it has received instructions. The funds do not hold regular meetings of shareholders.



The number of shares which a person has a right to vote will be determined as of a date to be chosen by the appropriate fund not more than sixty (60) days prior to the meeting of the particular fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to the meeting.

STATE REGULATION OF
LINCOLN LIFE AND THE
SEPARATE ACCOUNT

Lincoln Life, a stock life insurance company organized under the laws of Indiana, is subject to regulation by the Insurance Department of the State of Indiana. An annual statement is filed with the Indiana Department of Insurance ("Department") on or before March 1st of each year covering the operations and reporting on the financial condition of Lincoln Life as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines the liabilities and reserves of Lincoln Life and the Separate Account and certifies their adequacy, and a full examination of Lincoln Life's operations is conducted by the Department at least once every five years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS


Lincoln Life holds title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the General Account assets. Records are maintained of all purchases and redemptions of fund shares held by each subaccount. There is a primary fidelity bond covering Lincoln Life directors and employees with a limit in the amount of $25,000,000 for a single loss and a $50,000,000 aggregate loss limit issued by Fidelity and Deposit Company of Maryland.


The funds do not issue certificates. Thus, we hold the Separate Account's assets in an open account in lieu of stock certificates.


LEGAL PROCEEDINGS


Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these suits will not have a material adverse effect on the financial position of Lincoln Life.


Lincoln Life is presently defending several lawsuits in which Plaintiffs seek to represent national classes of policyholders in connection with alleged fraud, breach of contract and other claims relating to the sale of interest-sensitive universal and participating whole life insurance policies. As of the date of this prospectus, the courts have not certified a class in any of the suits. Plaintiffs seek unspecified damages and penalties for themselves and on behalf of the putative class. Although the relief sought in these cases is substantial, the cases are in the preliminary stages of litigation, and it is premature to make assessments about potential loss, if any. Management is defending these suits vigorously. The amount of liability, if any, which may ultimately arise as a result of these suits cannot be reasonably determined at this time.


The principal underwriter, AFD, is not engaged in any material litigation of any nature.

EXPERTS

The financial statements of the Separate Account and the statutory-basis financial statements of Lincoln Life appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports which also appear elsewhere in this document and in the registration statement. The financial statements audited by Ernst & Young LLP have been included in this document in reliance on their reports given on their authority as experts in accounting and auditing.

Legal matters included in this prospectus have been examined by Robert A. Picarello, Esq. as stated in the opinion filed as an exhibit to the registration statement.

Actuarial matters included in this prospectus have been examined by Vaughn W. Robbins, FSA as stated in the opinion filed as an exhibit to the registration statement.

ADDITIONAL INFORMATION

A registration statement has been filed with the Commission, under the Securities Act of l933, as amended, with respect to the policy offered hereby. This prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, Lincoln Life and the policy offered hereby. Statements contained in this prospectus as to the contents of the policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.


OFFICERS AND DIRECTORS
LINCOLN NATIONAL LIFE INSURANCE CO.



NAME, ADDRESS AND POSITION(S)
WITH REGISTRANT*                       PRINCIPAL OCCUPATIONS LAST FIVE YEARS
-----------------------------------------------------------------------------
NANCY J. ALFORD                        Vice President [4/96-present],
VICE PRESIDENT                         formerly; Second Vice President
                                       [1/90-4/96], The Lincoln National Life
                                       Insurance Company.
-------------------------------------
ROLAND C. BAKER                        Vice President [1/95-present] The
VICE PRESIDENT                         Lincoln National Life Insurance Co.,
1801 S. Meyers Rd.                     President and Director, First Penn
Oakbrook Terrace, IL 60181             Pacific Life Insurance Company.
-------------------------------------
JON A. BOSCIA                          President, Chief Executive Officer and
PRESIDENT AND DIRECTOR                 Director, Lincoln National Corporation
1500 Market Street                     [1/98-present], Formerly: President,
Suite 3900                             Chief Executive Officer and Director
Philadelphia, PA 19102                 [10/96-1/98] and President and Chief
                                       Operating Officer [5/94-10/96], The
                                       Lincoln National Life Insurance
                                       Company.
-------------------------------------

NAME, ADDRESS AND POSITION(S)
WITH REGISTRANT*                       PRINCIPAL OCCUPATIONS LAST FIVE YEARS
-----------------------------------------------------------------------------
JOHN H. GOTTA                          Chief Executive Officer of Life
CHIEF EXECUTIVE OFFICER OF LIFE        Insurance, Senior Vice President and
INSURANCE, SENIOR VICE PRESIDENT AND   Assistant Secretary [12/99-present]
ASSISTANT SECRETARY                    The Lincoln National Life Insurance
350 Church Street                      Company. Formerly: Senior Vice
Hartford, CT 06103                     President and Assistant Secretary
                                       [4/98-12/99]; Senior Vice President
                                       [2/98-4/98]; Vice President and
                                       General Manager [1/98-2/98] The
                                       Lincoln National Life Insurance Co.
                                       Formerly: Senior Vice President,
                                       Connecticut General Life Insurance
                                       Company [3/96-12/97]; Vice President,
                                       Connecticut (Massachusetts Mutual)
                                       Mutual Life Insurance Company
                                       [8/94-3/96].
-------------------------------------
J. MICHAEL HEMP                        President and Director [7/97-present],
SENIOR VICE PRESIDENT                  Lincoln Financial Advisors Inc.;
350 Church Street                      Senior Vice President [formerly Vice
Hartford, CT 06103                     President] [10/95-present], The
                                       Lincoln National Life Insurance
                                       Company.
-------------------------------------
STEPHEN H. LEWIS                       Interim Chief Executive Officer of
INTERIM CHIEF EXECUTIVE OFFICER OF     Annuities and Senior Vice President,
ANNUITIES AND SENIOR VICE PRESIDENT    [12/99-present]. Formerly: Senior Vice
                                       President, [5/94-12/99] The Lincoln
                                       National Life Insurance Company.
-------------------------------------
H. THOMAS MCMEEKIN                     President and Director 5/94-present,
DIRECTOR                               Lincoln Investment Management, Inc.
One Commerce Square
2005 Market Street
Philadelphia, PA 19103
-------------------------------------
GARY W. PARKER                         Senior Vice President [4/00-present],
SENIOR VICE PRESIDENT                  Vice President, Product Management,
350 Church Street                      [7/98-3/00] The Lincoln National Life
Hartford, CT 06103                     Insurance Company. Formerly: Senior
                                       Vice President, Life Products
                                       [10/97-6/98]; Vice President,
                                       Marketing Services [9/89-10/97] Life
                                       of Virginia.
-------------------------------------
LAWRENCE T. ROWLAND                    Executive Vice President
EXECUTIVE VICE PRESIDENT AND DIRECTOR  [10/96-present] Formerly: Senior Vice
One Reinsurance Place                  President [1/93-10/96], The Lincoln
1700 Magnavox Way                      National Life Insurance Company
Fort Wayne, IN 46802                   Chairman, Chief Executive Officer,
                                       President and Director
                                       [10/96-present], Formerly: Senior Vice
                                       President [10/95-10/96].
-------------------------------------
KEITH J. RYAN                          Vice President, Controller and Chief
VICE PRESIDENT, CONTROLLER AND CHIEF   Accounting Officer [1/96-present] The
ACCOUNTING OFFICER                     Lincoln National Life Insurance
                                       Company.
-------------------------------------
TODD R. STEPHENSON                     Senior Vice President, Chief Financial
SENIOR VICE PRESIDENT, CHIEF           Officer and Assistant Treasurer
FINANCIAL OFFICER AND ASSISTANT        [3/99-present] Formerly: Senior Vice
TREASURER                              President and Chief Operating Officer
                                       [1/98-3/99] Lincoln Life & Annuity
                                       Distributors, Inc.; Senior Vice
                                       President and Chief Operating Officer
                                       [1/98-3/99] Lincoln Financial Advisors
                                       Corp.; Senior Vice President,
                                       Treasurer, Chief Financial Officer and
                                       Director, American States Insurance
                                       Co. [2/95-12/97].
-------------------------------------

NAME, ADDRESS AND POSITION(S)
WITH REGISTRANT*                       PRINCIPAL OCCUPATIONS LAST FIVE YEARS
-----------------------------------------------------------------------------
RICHARD C. VAUGHAN                     Executive Vice President and Chief
DIRECTOR                               Financial Officer, Lincoln National
Centre Square                          Corporation [1/95-present].
West Tower
1500 Market Street
Suite 3900
Philadelphia, PA 19102
-------------------------------------
MICHAEL R. WALKER                      Senior Vice President [1/98-present],
SENIOR VICE PRESIDENT                  Vice President [1/96-1/98] The Lincoln
350 Church Street                      National Life Insurance Company.
Hartford, CT 06103                     Formerly: Vice President [3/93-1/96]
                                       Employers Health Insurance Co.
-------------------------------------
ROY V. WASHINGTON                      Vice President [7/96-present]
VICE PRESIDENT                         formerly, Associate Counsel
                                       [2/95-7/96] The Lincoln National Life
                                       Insurance Company.



*Unless otherwise indicated, the principal business address is 1300 South
 Clinton Street, Fort Wayne, Indiana 46801.

APPENDIX A

Illustrations of policy values
The following tables have been prepared to help show how values under the policy change with investment performance. The tables show death benefits, policy values, and net cash surrender values for each of the first 10 policy years, and for every five year period thereafter through the thirtieth policy year. The illustrations assume that the return on the assets invested in the account were a uniform, gross, after tax, annual rate of 0%, 6%, and 12%. The actual death benefits and net cash surrender values would be different from those shown if a different classification was used or if the gross annual returns averaged 0%, 6%, and 12% but fluctuated over and under those averages throughout the years.

The death benefits and net cash surrender values shown on pages using current charges are approximately those likely to be provided under the policy for the investment returns indicated, assuming that the current cost of insurance charges are deducted. Although the contract allows for maximum cost of insurance charges specified in the 1980 Commissioners Standard Ordinary Mortality Table, Lincoln Life expects that it will continue to charge the current cost of insurance charges for the indefinite future. The figures shown on pages using guaranteed maximum charges show the death benefits and net cash surrender values which would result if the guaranteed maximum cost of insurance charges were deducted. However, these are primarily of interest only to show by comparison the benefits of the lower current cost of insurance charges.


In each of the illustrations an assumed gross annual return is indicated. The gross annual return used in the illustrations are then reduced by the asset management charge (current average .51%), the mortality and expense risk charge (.60% current, .90% guaranteed maximum), 12b-1 fees (.25%), and other expenses incurred by the funds including printing, mailing, Directors' fees, etc. (current average .02%) so that the actual numbers in the illustrations are net of these charges and expenses. Thus, a 12% gross annual return yields a net annual return of 10.47% using current charges, and 10.14% using guaranteed charges. Similarly, gross annual returns of 6% and 0% yield net annual returns of 4.55% and -1.37% respectively using current charges, and 4.23% and -1.67% respectively using guaranteed charges.


All illustrated policy values and net cash surrender values reflect all fees and charges made under the policies, including the monthly administrative charge, the policy value charge, and the cost of insurance charges.

AMERICAN LEGACY ESTATE BUILDER

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 45, Select Tobacco
$32,890 specified amount
$10,000 initial premium using current charges


                     DEATH BENEFIT                  POLICY VALUE                   NET CASH SURRENDER VALUE
                     -----------------------------  -----------------------------  -----------------------------
        PREMIUMS     ASSUMING                       ASSUMING                       ASSUMING
END     ACCUMULATED  HYPOTHETICAL GROSS             HYPOTHETICAL GROSS             HYPOTHETICAL GROSS
OF      AT 5%        ANNUAL RETURN OF               ANNUAL RETURN OF               ANNUAL RETURN OF
POLICY  INTEREST     -----------------------------  -----------------------------  -----------------------------
YEAR    PER YEAR     0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
----------------------------------------------------------------------------------------------------------------
    1   $  10,500    $32,890   $32,890   $  32,890  $ 9,570   $10,146   $  10,721  $ 8,920   $ 9,496   $  10,071
    2      11,025     32,890    32,890      32,890    9,156    10,295      11,499    8,506     9,645      10,849
    3      11,576     32,890    32,890      32,890    8,757    10,447      12,337    8,157     9,847      11,737
    4      12,155     32,890    32,890      32,890    8,373    10,602      13,242    7,773    10,002      12,642
    5      12,763     32,890    32,890      32,890    8,004    10,761      14,217    7,454    10,211      13,667
------
    6      13,401     32,890    32,890      32,890    7,648    10,923      15,270    7,098    10,373      14,720
    7      14,071     32,890    32,890      32,890    7,305    11,088      16,409    6,805    10,588      15,909
    8      14,775     32,890    32,890      32,890    6,975    11,256      17,647    6,475    10,756      17,147
    9      15,513     32,890    32,890      32,890    6,657    11,428      18,996    6,207    10,978      18,546
   10      16,289     32,890    32,890      32,890    6,351    11,604      20,470    5,901    11,154      20,020
------
   15      20,789     32,890    32,890      42,415    5,247    13,190      31,653    5,247    13,190      31,653
   20      26,533     32,890    32,890      60,130    4,286    15,037      49,287    4,286    15,037      49,287
   25      33,864     32,890    32,890      89,471    3,449    17,188      77,131    3,449    17,188      77,131
   30      43,219     32,890    32,890     129,732    2,722    19,694     121,245    2,722    19,694     121,245
   40      70,400     32,890    32,890     318,301    1,537    26,010     303,143    1,537    26,010     303,143
------
   50     114,674     32,890    35,708     746,817      640    35,354     739,423      640    35,354     739,423
   60     186,792     32,890    54,200   1,979,696      259    54,200   1,979,696      259    54,200   1,979,696
   70     304,264     32,890    84,575   5,353,616      225    84,575   5,353,615      225    84,575   5,353,615



The hypothetical gross annual returns shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual returns. Actual gross annual returns may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual returns averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical gross annual returns can be achieved for any one year or sustained over any period of time. All values are net of the following charges: asset management = .51% (current average); 12b-1 fees = .25%; mortality and expense risk = .60%; and miscellaneous expense = .02%. Values illustrated are also net of cost of insurance charges, monthly administrative charge, and policy value charge.

AMERICAN LEGACY ESTATE BUILDER

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 45, Select Tobacco
$32,890 specified amount
$10,000 initial premium using guaranteed charges


                       DEATH BENEFIT                    POLICY VALUE                     NET CASH SURRENDER VALUE
                       -------------------------------  -------------------------------  -------------------------------
          PREMIUMS     ASSUMING                         ASSUMING                         ASSUMING
  END     ACCUMULATED  HYPOTHETICAL GROSS               HYPOTHETICAL GROSS               HYPOTHETICAL GROSS
  OF      AT 5%        ANNUAL RETURN OF                 ANNUAL RETURN OF                 ANNUAL RETURN OF
  POLICY  INTEREST     -------------------------------  -------------------------------  -------------------------------
  YEAR    PER YEAR     0% GROSS  6% GROSS  12% GROSS    0% GROSS  6% GROSS  12% GROSS    0% GROSS  6% GROSS  12% GROSS
  ----------------------------------------------------------------------------------------------------------------------
      1    $  10,500   $32,890   $32,890   $    32,890  $ 9,508   $10,086   $    10,664  $ 8,858   $ 9,436   $    10,014
      2       11,025    32,890    32,890        32,890    9,013    10,162        11,379    8,363     9,512        10,729
      3       11,576    32,890    32,890        32,890    8,514    10,226        12,147    7,914     9,626        11,547
      4       12,155    32,890    32,890        32,890    8,009    10,277        12,976    7,409     9,677        12,376
      5       12,763    32,890    32,890        32,890    7,496    10,313        13,870    6,946     9,763        13,320
  ------
      6       13,401    32,890    32,890        32,890    6,972    10,331        14,837    6,422     9,781        14,287
      7       14,071    32,890    32,890        32,890    6,434    10,329        15,881    5,934     9,829        15,381
      8       14,775    32,890    32,890        32,890    5,878    10,303        17,012    5,378     9,803        16,512
      9       15,513    32,890    32,890        32,890    5,299    10,247        18,239    4,849     9,797        17,789
     10       16,289    32,890    32,890        32,890    4,693    10,160        19,572    4,243     9,710        19,122
  ------
     15       20,789    32,890    32,890        39,857    1,275     9,661        29,744    1,275     9,661        29,744
     20       26,533         0    32,890        55,634        0     7,576        45,602        0     7,576        45,602
     25       33,864         0    32,890        81,458        0     2,042        70,223        0     2,042        70,223
     30       43,219         0         0       116,360        0         0       108,748        0         0       108,748
     40       70,400         0         0       277,078        0         0       263,884        0         0       263,884
  ------
     50      114,674         0         0       630,942        0         0       624,695        0         0       624,695
     60      186,792         0         0     1,623,242        0         0     1,623,242        0         0     1,623,242
     70      304,264         0         0     4,260,316        0         0     4,260,316        0         0     4,260,316



The hypothetical gross annual returns shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual returns. Actual gross annual returns may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual returns averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical gross annual returns can be achieved for any one year or sustained over any period of time. All values are net of the following charges: asset management = .51% (current average); 12b-1 fees = .25%; mortality and expense risk = .90%; and miscellaneous expense = .02%. Values illustrated are also net of cost of insurance charge, monthly administrative charge, and policy value charge.

AMERICAN LEGACY ESTATE BUILDER

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 45, Select Non-Tobacco
$42,170 specified amount
$10,000 initial premium using current charges


                     DEATH BENEFIT                     POLICY VALUE                      NET CASH SURRENDER VALUE
        PREMIUMS     --------------------------------  --------------------------------  --------------------------------
        ACCUMULATED  ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL
END OF  AT 5%        GROSS ANNUAL RETURN OF            GROSS ANNUAL RETURN OF            GROSS ANNUAL RETURN OF
POLICY  INTEREST     --------------------------------  --------------------------------  --------------------------------
YEAR    PER YEAR     0% GROSS  6% GROSS   12% GROSS    0% GROSS  6% GROSS   12% GROSS    0% GROSS  6% GROSS   12% GROSS
-------------------------------------------------------------------------------------------------------------------------
  1      $  10,500   $42,170   $  42,170  $    42,170  $ 9,628   $  10,207  $    10,786  $ 8,978   $   9,557  $    10,136
  2         11,025    42,170      42,170       42,170    9,267      10,420       11,639    8,617       9,770       10,989
  3         11,576    42,170      42,170       42,170    8,918      10,639       12,564    8,318      10,039       11,964
  4         12,155    42,170      42,170       42,170    8,580      10,864       13,567    7,980      10,264       12,967
  5         12,763    42,170      42,170       42,170    8,252      11,094       14,656    7,702      10,544       14,106
------
  6         13,401    42,170      42,170       42,170    7,935      11,331       15,837    7,385      10,781       15,287
  7         14,071    42,170      42,170       42,170    7,627      11,574       17,119    7,127      11,074       16,619
  8         14,775    42,170      42,170       42,170    7,329      11,824       18,509    6,829      11,324       18,009
  9         15,513    42,170      42,170       42,170    7,041      12,080       20,017    6,591      11,630       19,567
 10         16,289    42,170      42,170       42,170    6,761      12,343       21,653    6,311      11,893       21,203
------
 15         20,789    42,170      42,170       45,502    5,779      14,484       33,957    5,779      14,484       33,957
 20         26,533    42,170      42,170       65,650    4,898      17,053       53,812    4,898      17,053       53,812
 25         33,864    42,170      42,170       99,227    4,108      20,137       85,541    4,108      20,137       85,541
 30         43,219    42,170      42,170      145,579    3,400      23,838      136,055    3,400      23,838      136,055
 40         70,400    42,170      42,170      362,069    2,195      33,611      344,828    2,195      33,611      344,828
------
 50        114,674    42,170      48,409      873,806    1,226      47,930      865,154    1,226      47,930      865,154
 60        186,792    42,170      73,948    2,316,321      761      73,948    2,316,321      761      73,948    2,316,321
 70        304,264    42,170     115,389    6,263,939      663     115,389    6,263,939      663     115,389    6,263,939



The hypothetical gross annual returns shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual returns. Actual gross annual returns may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical gross annual returns can be achieved for any one year or sustained over any period of time. All values are net of the following charges: asset management = .51% (current average); 12b-1 fees = .25%; mortality and expense risk = .60%; and miscellaneous expense = .02%. Values illustrated are also net of cost of insurance charge, monthly administrative charge, and policy value charge.

AMERICAN LEGACY ESTATE BUILDER

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 45, Select Non-Tobacco
$42,170 specified amount
$10,000 initial premium using guaranteed charges


                     DEATH BENEFIT                    POLICY VALUE                     NET CASH SURRENDER VALUE
        PREMIUMS     -------------------------------  -------------------------------  -------------------------------
        ACCUMULATED  ASSUMING HYPOTHETICAL            ASSUMING HYPOTHETICAL            ASSUMING HYPOTHETICAL
END OF  AT 5%        GROSS ANNUAL RETURN OF           GROSS ANNUAL RETURN OF           GROSS ANNUAL RETURN OF
POLICY  INTEREST     -------------------------------  -------------------------------  -------------------------------
YEAR    PER YEAR     0% GROSS  6% GROSS  12% GROSS    0% GROSS  6% GROSS  12% GROSS    0% GROSS  6% GROSS  12% GROSS
----------------------------------------------------------------------------------------------------------------------
  1      $  10,500   $42,170   $42,170   $    42,170  $ 9,547   $10,125   $    10,704  $ 8,897   $ 9,475   $    10,054
  2         11,025    42,170    42,170        42,170    9,096    10,246        11,464    8,446     9,596        10,814
  3         11,576    42,170    42,170        42,170    8,647    10,361        12,284    8,047     9,761        11,684
  4         12,155    42,170    42,170        42,170    8,197    10,469        13,170    7,597     9,869        12,570
  5         12,763    42,170    42,170        42,170    7,747    10,569        14,127    7,197    10,019        13,577
------
  6         13,401    42,170    42,170        42,170    7,293    10,660        15,162    6,743    10,110        14,612
  7         14,071    42,170    42,170        42,170    6,834    10,739        16,281    6,334    10,239        15,781
  8         14,775    42,170    42,170        42,170    6,366    10,803        17,491    5,866    10,303        16,991
  9         15,513    42,170    42,170        42,170    5,887    10,850        18,800    5,437    10,400        18,350
 10         16,289    42,170    42,170        42,170    5,393    10,877        20,218    4,943    10,427        19,768
------
 15         20,789    42,170    42,170        42,170    2,796    11,207        30,969    2,796    11,207        30,969
 20         26,533         0    42,170        58,875        0    10,504        48,258        0    10,504        48,258
 25         33,864         0    42,170        87,620        0     7,514        75,535        0     7,514        75,535
 30         43,219         0         0       126,642        0         0       118,357        0         0       118,357
 40         70,400         0         0       305,446        0         0       290,901        0         0       290,901
------
 50        114,674         0         0       699,609        0         0       692,683        0         0       692,683
 60        186,792         0         0     1,799,905        0         0     1,799,905        0         0     1,799,905
 70        304,264         0         0     4,723,982        0         0     4,723,982        0         0     4,723,982



The hypothetical gross annual returns shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual returns. Actual gross annual returns may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual returns average 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical gross annual returns can be achieved for any one year or sustained over any period of time. All values are net of the following charges: asset management = .51% (current average); 12b-1 fees = .25%; mortality and expense risk = .90%; and miscellaneous expense = .02%. Values illustrated are also net of cost of insurance charge, monthly administrative charge, and policy value charge.

AMERICAN LEGACY ESTATE BUILDER

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Female issue age 55, Select Tobacco
$72,400 specified amount
$25,000 initial premium using current charges


                     DEATH BENEFIT                     POLICY VALUE                      NET CASH SURRENDER VALUE
                     --------------------------------  --------------------------------  --------------------------------
        PREMIUMS     ASSUMING                          ASSUMING                          ASSUMING
END     ACCUMULATED  HYPOTHETICAL GROSS                HYPOTHETICAL GROSS                HYPOTHETICAL GROSS
OF      AT 5%        ANNUAL RETURN OF                  ANNUAL RETURN OF                  ANNUAL RETURN OF
POLICY  INTEREST     --------------------------------  --------------------------------  --------------------------------
YEAR    PER YEAR     0% GROSS  6% GROSS   12% GROSS    0% GROSS  6% GROSS   12% GROSS    0% GROSS  6% GROSS   12% GROSS
-------------------------------------------------------------------------------------------------------------------------
   1     $  26,250   $72,400   $  72,400  $    72,400  $24,013   $  25,456  $    26,897  $22,388   $  23,831  $    25,272
   2        27,563    72,400      72,400       72,400   23,063      25,922       28,942   21,438      24,297       27,317
   3        28,941    72,400      72,400       72,400   22,148      26,397       31,148   20,648      24,897       29,648
   4        30,388    72,400      72,400       72,400   21,267      26,882       33,527   19,767      25,382       32,027
   5        31,907    72,400      72,400       72,400   20,419      27,378       36,092   19,044      26,003       34,717
------
   6        33,502    72,400      72,400       72,400   19,603      27,883       38,866   18,228      26,508       37,491
   7        35,178    72,400      72,400       72,400   18,816      28,399       41,890   17,566      27,149       40,640
   8        36,936    72,400      72,400       72,400   18,059      28,925       45,200   16,809      27,675       43,950
   9        38,783    72,400      72,400       72,400   17,330      29,463       48,828   16,205      28,338       47,703
  10        40,722    72,400      72,400       72,400   16,628      30,011       52,858   15,503      28,887       51,733
------
  15        51,973    72,400      72,400       97,542   14,190      34,628       84,088   14,190      34,628       84,088
  20        66,332    72,400      72,400      143,804   12,068      40,006      134,396   12,068      40,006      134,396
  25        84,659    72,400      72,400      226,513   10,222      46,268      215,727   10,222      46,268      215,727
  30       108,049    72,400      72,400      360,318    8,615      53,708      343,160    8,615      53,708      343,160
  40       176,000    72,400      74,423      857,574    6,000      73,686      849,083    6,000      73,686      849,083
------
  50       286,685    72,400     113,836    2,273,294    4,612     113,836    2,273,294    4,612     113,836    2,273,294
  60       466,980    72,400     177,631    6,147,581    4,018     177,631    6,147,581    4,018     177,631    6,147,581



The hypothetical gross annual returns shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual returns. Actual gross annual returns may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual returns averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical gross annual returns can be achieved for any one year or sustained over any period of time. All values are net of the following charges: asset management = .51% (current average); 12b-1 fees = .25%; mortality and expense risk = .60%; and miscellaneous expense = .02%. Values illustrated are also net of cost of insurance charge, monthly administrative charge, and policy value charge.

AMERICAN LEGACY ESTATE BUILDER

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Female issue age 55, Select Tobacco
$72,400 specified amount
$25,000 initial premium using guaranteed charges


                     DEATH BENEFIT                     POLICY VALUE                      NET CASH SURRENDER VALUE
                     --------------------------------  --------------------------------  --------------------------------
        PREMIUMS     ASSUMING                          ASSUMING                          ASSUMING
END     ACCUMULATED  HYPOTHETICAL GROSS                HYPOTHETICAL GROSS                HYPOTHETICAL GROSS
OF      AT 5%        ANNUAL RETURN OF                  ANNUAL RETURN OF                  ANNUAL RETURN OF
POLICY  INTEREST     --------------------------------  --------------------------------  --------------------------------
YEAR    PER YEAR     0% GROSS  6% GROSS   12% GROSS    0% GROSS  6% GROSS   12% GROSS    0% GROSS  6% GROSS   12% GROSS
-------------------------------------------------------------------------------------------------------------------------
   1     $  26,250   $72,400   $  72,400  $    72,400  $23,773   $  25,220  $    26,668  $22,148   $  23,595  $    25,043
   2        27,563    72,400      72,400       72,400   22,538      25,419       28,471   20,913      23,794       26,846
   3        28,941    72,400      72,400       72,400   21,295      25,596       30,425   19,795      24,096       28,925
   4        30,388    72,400      72,400       72,400   20,044      25,753       32,550   18,544      24,253       31,050
   5        31,907    72,400      72,400       72,400   18,782      25,886       34,864   17,407      24,511       33,489
------
   6        33,502    72,400      72,400       72,400   17,501      25,989       37,384   16,126      24,614       36,009
   7        35,178    72,400      72,400       72,400   16,188      26,053       40,128   14,938      24,803       38,878
   8        36,936    72,400      72,400       72,400   14,827      26,062       43,117   13,577      24,812       41,867
   9        38,783    72,400      72,400       72,400   13,399      26,002       46,376   12,274      24,877       45,251
  10        40,722    72,400      72,400       72,400   11,892      25,861       49,940   10,767      24,736       48,815
------
  15        51,973    72,400      72,400       90,484    3,293      25,166       78,003    3,293      25,166       78,003
  20        66,332         0      72,400      131,418        0      20,624      122,821        0      20,624      122,821
  25        84,659         0      72,400      203,932        0       5,352      194,221        0       5,352      194,221
  30       108,049         0           0      319,582        0           0      304,363        0           0      304,363
  40       176,000         0           0      738,205        0           0      730,896        0           0      730,896
------
  50       286,685         0           0    1,899,201        0           0    1,899,201        0           0    1,899,201
  60       466,980         0           0    4,984,592        0           0    4,984,592        0           0    4,984,592



The hypothetical gross annual returns shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual returns. Actual gross annual returns may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual returns averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical gross annual returns can be achieved for any one year or sustained over any period of time. All values are net of the following charges asset management = .51% (current average); 12b-1 fees = .25%; mortality and expense risk = .90%; and miscellaneous expense = .02%. Values illustrated are also net of cost of insurance charge, monthly administrative charge, and policy value charge.

AMERICAN LEGACY ESTATE BUILDER

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Female issue age 55, Select Non-Tobacco
$81,375 specified amount
$25,000 initial premium using current charges


                     DEATH BENEFIT                     POLICY VALUE                      NET CASH SURRENDER VALUE
                     --------------------------------  --------------------------------  --------------------------------
        PREMIUMS     ASSUMING                          ASSUMING                          ASSUMING
END     ACCUMULATED  HYPOTHETICAL GROSS                HYPOTHETICAL GROSS                HYPOTHETICAL GROSS
OF      AT 5%        ANNUAL RETURN OF                  ANNUAL RETURN OF                  ANNUAL RETURN OF
POLICY  INTEREST     --------------------------------  --------------------------------  --------------------------------
YEAR    PER YEAR     0% GROSS  6% GROSS   12% GROSS    0% GROSS  6% GROSS   12% GROSS    0% GROSS  6% GROSS   12% GROSS
-------------------------------------------------------------------------------------------------------------------------
   1     $  26,250   $81,375   $  81,375  $    81,375  $24,158   $  25,610  $    27,059  $22,533   $  23,985  $    25,434
   2        27,563    81,375      81,375       81,375   23,343      26,236       29,293   21,718      24,611       27,668
   3        28,941    81,375      81,375       81,375   22,553      26,879       31,717   21,053      25,379       30,217
   4        30,388    81,375      81,375       81,375   21,788      27,540       34,346   20,288      26,040       32,846
   5        31,907    81,375      81,375       81,375   21,047      28,218       37,199   19,672      26,843       35,824
------
   6        33,502    81,375      81,375       81,375   20,329      28,914       40,293   18,954      27,539       38,918
   7        35,178    81,375      81,375       81,375   19,633      29,629       43,650   18,383      28,379       42,400
   8        36,936    81,375      81,375       81,375   18,959      30,363       47,293   17,709      29,113       46,043
   9        38,783    81,375      81,375       81,375   18,307      31,117       51,259   17,182      29,992       50,134
  10        40,722    81,375      81,375       81,375   17,675      31,891       55,610   16,550      30,766       54,485
------
  15        51,973    81,375      81,375      103,013   15,565      37,945       88,804   15,565      37,945       88,804
  20        66,332    81,375      81,375      152,496   13,674      45,210      142,520   13,674      45,210      142,520
  25        84,659    81,375      81,375      240,795   11,978      54,060      229,328   11,978      54,060      229,328
  30       108,049    81,375      81,375      384,055   10,457      64,881      365,767   10,457      64,881      365,767
  40       176,000    81,375      94,909      927,519    7,870      93,969      918,336    7,870      93,969      918,336
------
  50       286,685    81,375     145,172    2,458,708    6,322     145,172    2,458,708    6,322     145,172    2,458,708
  60       466,980    81,375     226,528    6,648,991    5,507     226,528    6,648,990    5,507     226,528    6,648,990



The hypothetical gross annual returns shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual returns. Actual gross annual returns may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual returns averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical gross annual returns can be achieved for any one year or sustained over any period of time. All values are net of the following charges: asset management = .51% (current average); 12b-1 fees = .25%; mortality and expense risk = .60%; and miscellaneous expense = .02%. Values illustrated are also net of cost of insurance charge, monthly administrative charge and policy value charge.

AMERICAN LEGACY ESTATE BUILDER

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Female issue age 55, Select Non-Tobacco
$81,375 specified amount
$25,000 initial premium using guaranteed charges


                     DEATH BENEFIT                    POLICY VALUE                     NET CASH SURRENDER VALUE
                     -------------------------------  -------------------------------  -------------------------------
        PREMIUMS     ASSUMING                         ASSUMING                         ASSUMING
END     ACCUMULATED  HYPOTHETICAL GROSS               HYPOTHETICAL GROSS               HYPOTHETICAL GROSS
OF      AT 5%        ANNUAL RETURN OF                 ANNUAL RETURN OF                 ANNUAL RETURN OF
POLICY  INTEREST     -------------------------------  -------------------------------  -------------------------------
YEAR    PER YEAR     0% GROSS  6% GROSS  12% GROSS    0% GROSS  6% GROSS  12% GROSS    0% GROSS  6% GROSS  12% GROSS
----------------------------------------------------------------------------------------------------------------------
   1     $  26,250   $81,375   $81,375   $    81,375  $23,875   $25,323   $    26,772  $22,250   $23,698   $    25,147
   2        27,563    81,375    81,375        81,375   22,749    25,633        28,687   21,124    24,008        27,062
   3        28,941    81,375    81,375        81,375   21,621    25,928        30,761   20,121    24,428        29,261
   4        30,388    81,375    81,375        81,375   20,491    26,209        33,010   18,991    24,709        31,510
   5        31,907    81,375    81,375        81,375   19,353    26,472        35,452   17,978    25,097        34,077
------
   6        33,502    81,375    81,375        81,375   18,201    26,712        38,103   16,826    25,337        36,728
   7        35,178    81,375    81,375        81,375   17,026    26,920        40,980   15,776    25,670        39,730
   8        36,936    81,375    81,375        81,375   15,815    27,085        44,104   14,565    25,835        42,854
   9        38,783    81,375    81,375        81,375   14,551    27,194        47,497   13,426    26,069        46,372
  10        40,722    81,375    81,375        81,375   13,224    27,238        51,204   12,099    26,113        50,079
------
  15        51,973    81,375    81,375        92,922    5,849    27,781        80,105    5,849    27,781        80,105
  20        66,332         0    81,375       135,516        0    25,099       126,650        0    25,099       126,650
  25        84,659         0    81,375       210,806        0    13,361       200,767        0    13,361       200,767
  30       108,049         0         0       331,233        0         0       315,460        0         0       315,460
  40       176,000         0         0       767,293        0         0       759,696        0         0       759,696
------
  50       286,685         0         0     1,974,036        0         0     1,974,036        0         0     1,974,036
  60       466,980         0         0     5,181,002        0         0     5,181,002        0         0     5,181,002



The hypothetical gross annual returns shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual returns. Actual gross annual returns may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual returns averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical gross annual returns can be achieved for any one year or sustained over any period of time. All values are net of the following charges: asset management = .51% (current average); 12b-1 fees = .25%; mortality and expense risk = .90%; and miscellaneous expense = .02%. Values illustrated are also net of cost of insurance charges, monthly administrative charge, and policy value charge.

AMERICAN LEGACY ESTATE BUILDER

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 65, Select Tobacco
$85,100 specified amount
$50,000 initial premium using current charges


                     DEATH BENEFIT                     POLICY VALUE                      NET CASH SURRENDER VALUE
                     --------------------------------  --------------------------------  --------------------------------
        PREMIUMS     ASSUMING                          ASSUMING                          ASSUMING
END     ACCUMULATED  HYPOTHETICAL GROSS                HYPOTHETICAL GROSS                HYPOTHETICAL GROSS
OF      AT 5%        ANNUAL RETURN OF                  ANNUAL RETURN OF                  ANNUAL RETURN OF
POLICY  INTEREST     --------------------------------  --------------------------------  --------------------------------
YEAR    PER YEAR     0% GROSS  6% GROSS   12% GROSS    0% GROSS  6% GROSS   12% GROSS    0% GROSS  6% GROSS   12% GROSS
-------------------------------------------------------------------------------------------------------------------------
   1     $  52,500   $85,100   $  85,100  $    85,100  $48,090   $  51,034  $    53,919  $44,840   $  47,784  $    50,669
   2        55,125    85,100      85,100       85,100   46,247      52,090       58,145   42,997      48,840       54,895
   3        57,881    85,100      85,100       85,100   44,471      53,167       62,702   41,471      50,167       59,702
   4        60,775    85,100      85,100       85,100   42,762      54,266       67,617   39,762      51,267       64,617
   5        63,814    85,100      85,100       85,100   41,116      55,389       72,998   38,366      52,639       70,248
------
   6        67,005    85,100      85,100       90,850   39,531      56,534       79,000   36,781      53,784       76,250
   7        70,355    85,100      85,100       96,671   38,005      57,704       85,549   35,505      55,204       83,049
   8        73,873    85,100      85,100      102,898   36,536      58,897       92,702   34,036      56,397       90,201
   9        77,566    85,100      85,100      109,579   35,121      60,115      100,531   32,871      57,865       98,281
  10        81,445    85,100      85,100      116,773   33,759      61,358      109,134   31,509      59,108      106,884
------
  15       103,946    85,100      85,100      182,141   29,097      71,462      173,468   29,097      71,462      173,468
  20       132,665    85,100      87,870      286,605   25,041      83,686      272,862   25,041      83,686      272,862
  25       169,318    85,100     103,570      444,559   21,511      98,638      423,389   21,511      98,638      423,389
  30       216,097    85,100     118,963      672,218   18,439     117,785      665,562   18,439     117,785      665,562
  40       351,999    85,100     181,964    1,781,943   14,715     181,964    1,781,943   14,715     181,964    1,781,943
------
  50       573,370    85,100     283,939    4,818,841   12,819     283,939    4,818,841   12,819     283,939    4,818,841



The hypothetical gross annual returns shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual returns. Actual gross annual returns may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual returns averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical gross annual returns can be achieved for any one year of sustained over any period of time. All values are net of the following charges: asset management = .51% (current average); 12b-1 fees = .25%; mortality and expense risk = .60%; and miscellaneous expense = .02%. Values illustrated are also net of cost of insurance charge, monthly administrative charge, and policy value charge.

AMERICAN LEGACY ESTATE BUILDER

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 65, Select Tobacco
$85,100 specified amount
$50,000 initial premium using guaranteed charges


                     DEATH BENEFIT                    POLICY VALUE                     NET CASH SURRENDER VALUE
                     -------------------------------  -------------------------------  -------------------------------
        PREMIUMS     ASSUMING                         ASSUMING                         ASSUMING
END     ACCUMULATED  HYPOTHETICAL GROSS               HYPOTHETICAL GROSS               HYPOTHETICAL GROSS
OF      AT 5%        ANNUAL RETURN OF                 ANNUAL RETURN OF                 ANNUAL RETURN OF
POLICY  INTEREST     -------------------------------  -------------------------------  -------------------------------
YEAR    PER YEAR     0% GROSS  6% GROSS  12% GROSS    0% GROSS  6% GROSS  12% GROSS    0% GROSS  6% GROSS  12% GROSS
----------------------------------------------------------------------------------------------------------------------
   1     $  52,500   $85,100   $85,100   $    85,100  $47,171   $50,149   $    53,074  $43,921   $46,899   $    49,824
   2        55,125    85,100    85,100        85,100   44,178    50,187        56,440   40,928    46,937        53,190
   3        57,881    85,100    85,100        85,100   40,999    50,102        60,157   37,999    47,102        57,157
   4        60,775    85,100    85,100        85,100   37,602    49,847        64,297   34,602    46,847        61,297
   5        63,814    85,100    85,100        85,100   33,940    49,394        68,947   31,190    46,644        66,197
------
   6        67,005    85,100    85,100        85,347   29,956    48,738        74,215   27,206    45,988        71,465
   7        70,355    85,100    85,100        90,531   25,573    47,833        80,116   23,073    45,333        77,616
   8        73,873    85,100    85,100        96,074   20,694    46,622        86,554   18,194    44,122        84,054
   9        77,566    85,100    85,100       102,007   15,201    45,033        93,584   12,951    42,783        91,334
  10        81,445    85,100    85,100       108,380    8,953    42,979       101,289    6,703    40,729        99,039
------
  15       103,946         0    85,100       166,539        0    23,881       158,609        0    23,881       158,609
  20       132,665         0         0       258,075        0         0       245,786        0         0       245,786
  25       169,318         0         0       394,501        0         0       375,715        0         0       375,715
  30       216,097         0         0       587,670        0         0       581,852        0         0       581,852
  40       351,999         0         0     1,511,916        0         0     1,511,916        0         0     1,511,916
------
  50       573,370         0         0     3,968,133        0         0     3,968,133        0         0     3,968,133



The hypothetical gross annual returns shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual returns. Actual gross annual returns may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual returns averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical gross annual returns can be achieved for any one year or sustained over any period of time. All values are net of the following charges: asset management = .51% (current average); 12b-1 fees= .25%; mortality and expense risk = .90%; and miscellaneous expense = .02%. Values illustrated are also net of cost of insurance charge, monthly administrative charge, and policy value charge.

AMERICAN LEGACY ESTATE BUILDER

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 65, Select Non-Tobacco
$96,100 specified amount
$50,000 initial premium using current charges


                     DEATH BENEFIT                     POLICY VALUE                      NET CASH SURRENDER VALUE
                     --------------------------------  --------------------------------  --------------------------------
        PREMIUMS     ASSUMING                          ASSUMING                          ASSUMING
END     ACCUMULATED  HYPOTHETICAL GROSS                HYPOTHETICAL GROSS                HYPOTHETICAL GROSS
OF      AT 5%        ANNUAL RETURN OF                  ANNUAL RETURN OF                  ANNUAL RETURN OF
POLICY  INTEREST     --------------------------------  --------------------------------  --------------------------------
YEAR    PER YEAR     0% GROSS  6% GROSS   12% GROSS    0% GROSS  6% GROSS   12% GROSS    0% GROSS  6% GROSS   12% GROSS
-------------------------------------------------------------------------------------------------------------------------
   1     $  52,500   $96,100   $  96,100  $    96,100  $48,380   $  51,342  $    54,244  $45,130   $  48,092  $    50,994
   2        55,125    96,100      96,100       96,100   46,807      52,720       58,848   43,557      49,470       55,598
   3        57,881    96,100      96,100       96,100   45,282      54,134       63,843   42,282      51,134       60,843
   4        60,775    96,100      96,100       96,100   43,805      55,587       69,262   40,805      52,587       66,262
   5        63,814    96,100      96,100       96,100   42,375      57,079       75,141   39,625      54,329       72,391
------
   6        67,005    96,100      96,100       96,100   40,989      58,610       81,519   38,239      55,860       78,769
   7        70,355    96,100      96,100       99,985   39,647      60,183       88,482   37,147      57,683       85,982
   8        73,873    96,100      96,100      106,680   38,347      61,798       96,108   35,847      59,298       93,608
   9        77,566    96,100      96,100      113,838   37,087      63,457      104,438   34,837      61,207      102,188
  10        81,445    96,100      96,100      121,510   35,867      65,159      113,561   33,617      62,910      111,311
------
  15       103,946    96,100      96,100      190,737   31,879      78,202      181,654   31,879      78,202      181,654
  20       132,665    96,100      98,549      302,209   28,303      93,856      287,818   28,303      93,856      287,818
  25       169,318    96,100     118,275      477,479   25,096     112,643      454,742   25,096     112,643      454,742
  30       216,097    96,100     137,235      729,341   22,221     135,876      722,120   22,221     135,876      722,120
  40       351,999    96,100     209,913    1,933,369   18,333     209,913    1,933,369   18,333     209,913    1,933,369
------
  50       573,370    96,100     327,551    5,228,336   15,971     327,551    5,228,336   15,971     327,551    5,228,336



The hypothetical gross annual returns shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual returns. Actual gross annual returns may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross returns averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical gross annual returns can be achieved for any one year or sustained over any period of time. All values are net of the following charges: asset management = .51% (current average); 12b-1 fees = .25%; mortality and expense risk = .60%; and miscellaneous expense = .02%. Values illustrated are also net of cost of insurance charge, monthly administrative charge, and policy value charge.

AMERICAN LEGACY ESTATE BUILDER

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 65, Select Non-Tobacco
$96,100 specified amount
$50,000 initial premium using guaranteed charges


                     DEATH BENEFIT                    POLICY VALUE                     NET CASH SURRENDER VALUE
                     -------------------------------  -------------------------------  -------------------------------
        PREMIUMS     ASSUMING                         ASSUMING                         ASSUMING
END     ACCUMULATED  HYPOTHETICAL GROSS               HYPOTHETICAL GROSS               HYPOTHETICAL GROSS
OF      AT 5%        ANNUAL RETURN OF                 ANNUAL RETURN OF                 ANNUAL RETURN OF
POLICY  INTEREST     -------------------------------  -------------------------------  -------------------------------
YEAR    PER YEAR     0% GROSS  6% GROSS  12% GROSS    0% GROSS  6% GROSS  12% GROSS    0% GROSS  6% GROSS  12% GROSS
----------------------------------------------------------------------------------------------------------------------
   1     $  52,500   $96,100   $96,100   $    96,100  $47,493   $50,460   $    53,373  $44,243   $47,210   $    50,123
   2        55,125    96,100    96,100        96,100   44,880    50,833        57,023   41,630    47,583        53,773
   3        57,881    56,100    96,100        96,100   42,145    51,110        60,994   39,145    48,110        57,994
   4        60,775    96,100    96,100        96,100   39,263    51,276        65,338   36,263    48,276        62,338
   5        63,814    96,100    96,100        96,100   36,199    51,311        70,116   33,449    48,561        67,366
------
   6        67,005    96,100    96,100        96,100   32,910    51,187        75,403   30,160    48,437        72,653
   7        70,355    96,100    96,100        96,100   29,339    50,872        81,295   26,839    48,372        78,795
   8        73,873    96,100    96,100        97,581   25,411    50,319        87,911   22,911    47,819        85,411
   9        77,566    96,100    96,100       103,816   21,040    49,439        95,244   18,790    47,189        92,994
  10        81,445    96,100    96,100       110,482   16,130    48,180       103,254   13,880    45,930       101,004
------
  15       103,946         0    96,100       170,850        0    36,579       162,715        0    36,579       162,715
  20       132,665         0         0       266,469        0         0       253,780        0         0       253,780
  25       169,318         0         0       409,246        0         0       389,758        0         0       389,758
  30       216,097         0         0       610,336        0         0       604,293        0         0       604,293
  40       351,999         0         0     1,570,228        0         0     1,570,228        0         0     1,570,228
------
  50       573,370         0         0     4,121,179        0         0     4,121,179        0         0     4,121,179



The hypothetical gross annual returns shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual returns. Actual gross annual returns may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual returns averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical gross annual returns can be achieved for any one year or sustained over any period of time. All values are net of the following charges: asset management = .51% (current average); 12b-1 fees = .25%; mortality and expense risk = .90%; and miscellaneous expense = .02%. Values illustrated are also net of cost of insurance charge, monthly administrative charge, and policy value charge.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F
STATEMENT OF ASSETS AND LIABILITY
DECEMBER 31, 1999

                                                            AVIS                                            AVIS
                                                AVIS        GROWTH-                 AVIS        AVIS        ASSET       AVIS
                                                GROWTH-     INCOME      AVIS        GROWTH      ASSET       ALLOCATION  HIGH-YIELD
                                                INCOME      CLASS II    GROWTH      CLASS II    ALLOCATION  CLASS II    BOND
                                   COMBINED     SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
   -------------------------------------------------------------------------------------------------------------------------------
   ASSETS:
     Investments at Market -
     Unaffiliated (Cost
     $91,647,943)                  $114,242,054 $31,630,606 $2,739,023  $40,125,398 $2,648,780  $5,368,215  $1,093,853  $3,570,925
   ------------------------------  -----------  ----------  ---------   ----------  ---------   ---------   ---------   ---------
   TOTAL ASSETS                    114,242,054  31,630,606  2,739,023   40,125,398  2,648,780   5,368,215   1,093,853   3,570,925
   Liability -- Payable to The
      Lincoln National Life
      Insurance Company                  3,478         992         42        1,267         41         181          18         114
   ------------------------------  -----------  ----------  ---------   ----------  ---------   ---------   ---------   ---------
   NET ASSETS                      $114,238,576 $31,629,614 $2,738,981  $40,124,131 $2,648,739  $5,368,034  $1,093,835  $3,570,811
   ------------------------------  ===========  ==========  =========   ==========  =========   =========   =========   =========
   Percent of net assets                100.00%      27.69%      2.40%       35.12%      2.32%       4.70%       0.96%       3.13%
   ------------------------------  ===========  ==========  =========   ==========  =========   =========   =========   =========
   NET ASSETS ARE REPRESENTED BY:
   Legacy Life:
     Units in accumulation period                4,882,767         --    3,510,932         --   2,038,221          --     962,001
     Unit value                                 $    4.853  $      --   $    8.984  $      --   $   2.512   $      --   $   2.890
   ------------------------------               ----------  ---------   ----------  ---------   ---------   ---------   ---------
     Value in accumulation period               $23,697,444 $      --   $31,543,077 $      --   $5,120,988  $      --   $2,780,511
   Legacy Life (10 Year):
     Units in accumulation period                6,024,340         --    4,011,672         --     205,117          --     762,564
     Unit value                                 $    1.317  $      --   $    2.139  $      --   $   1.204   $      --   $   1.036
   ------------------------------               ----------  ---------   ----------  ---------   ---------   ---------   ---------
     Value in accumulation period               $7,932,170  $      --   $8,581,054  $      --   $ 247,046   $      --   $ 790,300
   Legacy Estate Builder:
     Units in accumulation period                       --  2,409,681           --  1,481,176          --   1,022,911          --
     Unit value                                 $       --  $   1.137   $       --  $   1.788   $      --   $   1.069   $      --
   ------------------------------               ----------  ---------   ----------  ---------   ---------   ---------   ---------
     Value in accumulation period               $       --  $2,738,981  $       --  $2,648,739  $      --   $1,093,835  $      --
   ------------------------------               ----------  ---------   ----------  ---------   ---------   ---------   ---------
   NET ASSETS                                   $31,629,614 $2,738,981  $40,124,131 $2,648,739  $5,368,034  $1,093,835  $3,570,811
   ------------------------------               ==========  =========   ==========  =========   =========   =========   =========

                                   AVIS        AVIS U.S.
                                   HIGH-YIELD  GOVERNMENT/
                                   BOND        AAA-RATED
                                   CLASS II    SECURITIES
                                   SUBACCOUNT  SUBACCOUNT
   ------------------------------
   ASSETS:
     Investments at Market -
     Unaffiliated (Cost
     $91,647,943)                  $ 197,498   $ 3,109,440
   ------------------------------  ----------  -----------
   TOTAL ASSETS                      197,498     3,109,440
   Liability -- Payable to The
      Lincoln National Life
      Insurance Company                    3            92
   ------------------------------  ----------  -----------
   NET ASSETS                      $ 197,495   $ 3,109,348
   ------------------------------  ==========  ===========
   Percent of net assets                0.17%         2.72%
   ------------------------------  ==========  ===========
   NET ASSETS ARE REPRESENTED BY:
   Legacy Life:
     Units in accumulation period         --       840,577
     Unit value                    $      --   $     2.061
   ------------------------------  ----------  -----------
     Value in accumulation period  $      --   $ 1,732,263
   Legacy Life (10 Year):
     Units in accumulation period         --     1,315,199
     Unit value                    $      --   $     1.047
   ------------------------------  ----------  -----------
     Value in accumulation period  $      --   $ 1,377,085
   Legacy Estate Builder:
     Units in accumulation period    197,401            --
     Unit value                    $   1.000   $        --
   ------------------------------  ----------  -----------
     Value in accumulation period  $ 197,495   $        --
   ------------------------------  ----------  -----------
   NET ASSETS                      $ 197,495   $ 3,109,348
   ------------------------------  ==========  ===========


See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F
STATEMENT OF ASSETS AND LIABILITY (CONTINUED)
DECEMBER 31, 1999

                                   AVIS U.S.
                                   GOVERNMENT/               AVIS
                                   AAA-RATED    AVIS         CASH                       AVIS                       AVIS
                                   SECURITIES   CASH         MANAGEMENT  AVIS           INTERNATIONAL  AVIS        BOND
                                   CLASS II     MANAGEMENT   CLASS II    INTERNATIONAL  CLASS II       BOND        CLASS II
                                   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT     SUBACCOUNT  SUBACCOUNT
   --------------------------------------------------------------------------------------------------------------------------
   ASSETS:
     Investments at Market -
     Unaffiliated
     (Cost $91,647,943)            $ 106,759    $3,946,522   $340,195     $13,876,084   $   934,536    $ 404,985   $ 163,457
   ------------------------------  -----------  -----------  ----------   -----------   -------------  ----------  ----------
   TOTAL ASSETS                      106,759     3,946,522    340,195      13,876,084       934,536      404,985     163,457
   Liability--Payable to The
      Lincoln National Life
      Insurance Company                    2           128          6             458            15           14           3
   ------------------------------  -----------  -----------  ----------   -----------   -------------  ----------  ----------
   NET ASSETS                      $ 106,757    $3,946,394   $340,189     $13,875,626   $   934,521    $ 404,971   $ 163,454
   ------------------------------  ===========  ===========  ==========   ===========   =============  ==========  ==========
   Percent of net assets                0.09%         3.45%      0.30%          12.15%         0.82%        0.35%       0.14%
   ------------------------------  ===========  ===========  ==========   ===========   =============  ==========  ==========
   NET ASSETS ARE REPRESENTED BY:
   Legacy Life:
     Units in accumulation period         --     2,045,038         --       3,259,867            --      329,529          --
     Unit value                    $      --    $    1.617   $     --     $     3.851   $        --    $   1.223   $      --
   ------------------------------  -----------  -----------  ----------   -----------   -------------  ----------  ----------
     Value in accumulation period  $      --    $3,306,066   $     --     $12,553,189   $        --    $ 402,866   $      --
   Legacy Life (10 Year):
     Units in accumulation period         --       592,299         --         621,764            --        2,014          --
     Unit value                    $      --    $    1.081   $     --     $     2.127   $        --    $   1.045   $      --
   ------------------------------  -----------  -----------  ----------   -----------   -------------  ----------  ----------
     Value in accumulation period  $      --    $  640,328   $     --     $ 1,322,437   $        --    $   2,105   $      --
   Legacy Estate Builder:
     Units in accumulation period    102,492            --    318,364              --       532,774           --     159,790
     Unit value                    $   1.042    $       --   $  1.069     $        --   $     1.754    $      --   $   1.023
   ------------------------------  -----------  -----------  ----------   -----------   -------------  ----------  ----------
     Value in accumulation period  $ 106,757    $       --   $340,189     $        --   $   934,521    $      --   $ 163,454
   ------------------------------  -----------  -----------  ----------   -----------   -------------  ----------  ----------
   NET ASSETS                      $ 106,757    $3,946,394   $340,189     $13,875,626   $   934,521    $ 404,971   $ 163,454
   ------------------------------  ===========  ===========  ==========   ===========   =============  ==========  ==========

                                                                           AVIS
                                               AVIS        AVIS            GLOBAL
                                   AVIS        GLOBAL      GLOBAL          SMALL
                                   GLOBAL      GROWTH      SMALL           CAPITALIZATION
                                   GROWTH      CLASS II    CAPITALIZATION  CLASS II
                                   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT      SUBACCOUNT
   ------------------------------
   ASSETS:
     Investments at Market -
     Unaffiliated
     (Cost $91,647,943)            $1,665,931  $1,327,313  $   658,475     $      334,059
   ------------------------------  ----------  ----------  --------------  --------------
   TOTAL ASSETS                     1,665,931   1,327,313      658,475            334,059
   Liability--Payable to The
      Lincoln National Life
      Insurance Company                    55          21           21                  5
   ------------------------------  ----------  ----------  --------------  --------------
   NET ASSETS                      $1,665,876  $1,327,292  $   658,454     $      334,054
   ------------------------------  ==========  ==========  ==============  ==============
   Percent of net assets                 1.46%       1.16%        0.58%              0.29%
   ------------------------------  ==========  ==========  ==============  ==============
   NET ASSETS ARE REPRESENTED BY:
   Legacy Life:
     Units in accumulation period     679,507          --      277,514                 --
     Unit value                    $    2.304  $       --  $     1.923     $           --
   ------------------------------  ----------  ----------  --------------  --------------
     Value in accumulation period  $1,565,647  $       --  $   533,726     $           --
   Legacy Life (10 Year):
     Units in accumulation period      45,934          --       64,421                 --
     Unit value                    $    2.182  $       --  $     1.936     $           --
   ------------------------------  ----------  ----------  --------------  --------------
     Value in accumulation period  $  100,229  $       --  $   124,728     $           --
   Legacy Estate Builder:
     Units in accumulation period          --     729,826           --            172,053
     Unit value                    $       --  $    1.819  $        --     $        1.941
   ------------------------------  ----------  ----------  --------------  --------------
     Value in accumulation period  $       --  $1,327,292  $        --     $      334,054
   ------------------------------  ----------  ----------  --------------  --------------
   NET ASSETS                      $1,665,876  $1,327,292  $   658,454     $      334,054
   ------------------------------  ==========  ==========  ==============  ==============


See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F
STATEMENTS OF OPERATIONS

                                                                      AVIS
                                                          AVIS        GROWTH-
                                                          GROWTH-     INCOME
                                                          INCOME      CLASS II
                                         COMBINED         SUBACCOUNT  SUBACCOUNT
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1997
NET INVESTMENT INCOME:
  - Dividends from investment income     $     1,550,226  $  429,919  $       --
---------------------------------------
  - Dividends from net realized gains
   on investments                              5,730,418   2,394,172          --
---------------------------------------
  - Mortality and expense guarantees:
      Legacy Life                               (739,534)   (270,306)         --
      Legacy Life (10 Year)                           --          --          --
      Legacy Estate Builder                           --          --          --
---------------------------------------  ---------------  ----------  ----------
NET INVESTMENT INCOME                          6,541,110   2,553,785          --
---------------------------------------
Net Realized and Unrealized Gain (Loss)
   on Investments:
  - Net realized gain (loss) on
   investments                                 1,463,015     675,984          --
---------------------------------------
  - Net change in unrealized
   appreciation or depreciation on
   investments                                 2,258,647   1,384,066          --
---------------------------------------  ---------------  ----------  ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                              3,721,662   2,060,050          --
---------------------------------------  ---------------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS             $    10,262,772  $4,613,835  $       --
---------------------------------------  ===============  ==========  ==========
YEAR ENDED DECEMBER 31, 1998
NET INVESTMENT INCOME:
  - Dividends from investment income     $     1,680,962  $  476,520  $      810
---------------------------------------
  - Dividends from net realized gains
   on investments                              8,636,106   4,362,394      25,289
---------------------------------------
  - Mortality and expense guarantees:
      Legacy Life                               (857,960)   (310,608)         --
      Legacy Life (10 Year)                      (58,975)    (25,710)         --
      Legacy Estate Builder                         (672)         --        (256)
---------------------------------------  ---------------  ----------  ----------
NET INVESTMENT INCOME                          9,399,461   4,502,596      25,843
---------------------------------------
Net Realized and Unrealized Gain (Loss)
   on Investments:
  - Net realized gain (loss) on
   investments                                 1,703,213     692,243       3,414
---------------------------------------
  - Net change in unrealized
   appreciation or depreciation on
   investments                                 2,432,664    (805,397)     (9,372)
---------------------------------------  ---------------  ----------  ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                              4,135,877    (113,154)     (5,958)
---------------------------------------  ---------------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS             $    13,535,338  $4,389,442  $   19,885
---------------------------------------  ===============  ==========  ==========
YEAR ENDED DECEMBER 31, 1999
NET INVESTMENT INCOME:
  - Dividends from investment income     $     1,849,544  $  545,592  $   24,891
---------------------------------------
  - Dividends from net realized gains
   on investments                             13,103,596   5,038,255     393,988
---------------------------------------
  - Mortality and expense guarantees:
      Legacy Life                               (929,086)   (308,791)         --
      Legacy Life (10 Year)                     (143,940)    (58,257)         --
      Legacy Estate Builder                      (25,900)         --      (8,407)
---------------------------------------  ---------------  ----------  ----------
NET INVESTMENT INCOME                         13,854,214   5,216,799     410,472
---------------------------------------
Net Realized and Unrealized Gain (Loss)
   on Investments:
  - Net realized gain (loss) on
   investments                                 2,164,037     666,511      (4,194)
---------------------------------------
  - Net change in unrealized
   appreciation or depreciation on
   investments                                10,636,045  (2,816,650)   (304,242)
---------------------------------------  ---------------  ----------  ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                             12,800,082  (2,150,139)   (308,436)
---------------------------------------  ---------------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS             $    26,654,296  $3,066,660  $  102,036
---------------------------------------  ===============  ==========  ==========

See accompanying notes.


                                                      AVIS                    AVIS                    AVIS        AVIS U.S.
                                                      GROWTH-     AVIS        ASSET       AVIS        HIGH-YIELD  GOVERNMENT/
                                         AVIS         INCOME      ASSET       ALLOCATION  HIGH-YIELD  BOND        AAA-RATED
                                         GROWTH       CLASS II    ALLOCATION  CLASS II    BOND        CLASS II    SECURITIES
                                         SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1997
NET INVESTMENT INCOME:
  - Dividends from investment income     $    95,703  $      --   $ 109,245   $      --   $ 331,279   $      --   $  229,241
---------------------------------------
  - Dividends from net realized gains
   on investments                          2,359,562         --     204,654          --      42,064          --           --
---------------------------------------
  - Mortality and expense guarantees:
      Legacy Life                           (205,231)        --     (37,650)         --     (47,419)         --      (41,537)
      Legacy Life (10 Year)                       --         --          --          --          --          --           --
      Legacy Estate Builder                       --         --          --          --          --          --           --
---------------------------------------  -----------  ----------  ----------  ----------  ----------  ----------  -----------
NET INVESTMENT INCOME                      2,250,034         --     276,249          --     325,924          --      187,704
---------------------------------------
Net Realized and Unrealized Gain (Loss)
   on Investments:
  - Net realized gain (loss) on
   investments                               389,341         --     167,622          --      66,410          --       (2,010)
---------------------------------------
  - Net change in unrealized
   appreciation or depreciation on
   investments                             1,361,804         --      25,853          --      (2,082)         --       47,345
---------------------------------------  -----------  ----------  ----------  ----------  ----------  ----------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                          1,751,145         --     193,475          --      64,328          --       45,335
---------------------------------------  -----------  ----------  ----------  ----------  ----------  ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS             $ 4,001,179  $      --   $ 469,724   $      --   $ 390,252   $      --   $  233,039
---------------------------------------  ===========  ==========  ==========  ==========  ==========  ==========  ===========
YEAR ENDED DECEMBER 31, 1998
NET INVESTMENT INCOME:
  - Dividends from investment income     $    84,630  $      62   $ 183,914   $   1,571   $ 371,625   $     881   $  217,996
---------------------------------------
  - Dividends from net realized gains
   on investments                          3,605,937     11,757     380,514      12,648      56,690         497           --
---------------------------------------
  - Mortality and expense guarantees:
      Legacy Life                           (254,155)        --     (61,991)         --     (45,754)         --      (36,439)
      Legacy Life (10 Year)                  (14,484)        --        (996)         --      (5,229)         --       (6,609)
      Legacy Estate Builder                       --       (100)         --        (153)         --         (40)          --
---------------------------------------  -----------  ----------  ----------  ----------  ----------  ----------  -----------
NET INVESTMENT INCOME                      3,421,928     11,719     501,441      14,066     377,332       1,338      174,948
---------------------------------------
Net Realized and Unrealized Gain (Loss)
   on Investments:
  - Net realized gain (loss) on
   investments                               800,646      3,866     151,243       1,609     (22,680)        462       14,475
---------------------------------------
  - Net change in unrealized
   appreciation or depreciation on
   investments                             2,572,876      1,818    (146,002)     (8,448)   (416,233)        313       53,797
---------------------------------------  -----------  ----------  ----------  ----------  ----------  ----------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                          3,373,522      5,684       5,241      (6,839)   (438,913)        775       68,272
---------------------------------------  -----------  ----------  ----------  ----------  ----------  ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS             $ 6,795,450  $  17,403   $ 506,682   $   7,227   $ (61,581)  $   2,113   $  243,220
---------------------------------------  ===========  ==========  ==========  ==========  ==========  ==========  ===========
YEAR ENDED DECEMBER 31, 1999
NET INVESTMENT INCOME:
  - Dividends from investment income     $    58,307  $      --   $ 190,152   $  24,370   $ 376,512   $  13,264   $  197,069
---------------------------------------
  - Dividends from net realized gains
   on investments                          5,404,863    329,155     338,245      67,099          --          --           --
---------------------------------------
  - Mortality and expense guarantees:
      Legacy Life                           (322,798)        --     (65,921)         --     (36,625)         --      (24,066)
      Legacy Life (10 Year)                  (48,655)        --      (1,908)         --      (8,363)         --      (11,254)
      Legacy Estate Builder                       --     (5,840)         --      (3,901)         --        (730)          --
---------------------------------------  -----------  ----------  ----------  ----------  ----------  ----------  -----------
NET INVESTMENT INCOME                      5,091,717    323,315     460,568      87,568     331,524      12,534      161,749
---------------------------------------
Net Realized and Unrealized Gain (Loss)
   on Investments:
  - Net realized gain (loss) on
   investments                             1,074,666     17,122      39,583        (230)    (65,391)       (168)      (2,997)
---------------------------------------
  - Net change in unrealized
   appreciation or depreciation on
   investments                             8,426,702    229,696    (189,942)    (57,543)    (94,732)     (6,972)    (213,790)
---------------------------------------  -----------  ----------  ----------  ----------  ----------  ----------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                          9,501,368    246,818    (150,359)    (57,773)   (160,123)     (7,140)    (216,787)
---------------------------------------  -----------  ----------  ----------  ----------  ----------  ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS             $14,593,085  $ 570,133   $ 310,209   $  29,795   $ 171,401   $   5,394   $  (55,038)
---------------------------------------  ===========  ==========  ==========  ==========  ==========  ==========  ===========

                                         AVIS U.S.
                                         GOVERNMENT/
                                         AAA-RATED
                                         SECURITIES
                                         CLASS II
                                         SUBACCOUNT
---------------------------------------
YEAR ENDED DECEMBER 31, 1997
NET INVESTMENT INCOME:
  - Dividends from investment income     $        --
---------------------------------------
  - Dividends from net realized gains
   on investments                                 --
---------------------------------------
  - Mortality and expense guarantees:
      Legacy Life                                 --
      Legacy Life (10 Year)                       --
      Legacy Estate Builder                       --
---------------------------------------  -----------
NET INVESTMENT INCOME                             --
---------------------------------------
Net Realized and Unrealized Gain (Loss)
   on Investments:
  - Net realized gain (loss) on
   investments                                    --
---------------------------------------
  - Net change in unrealized
   appreciation or depreciation on
   investments                                    --
---------------------------------------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                 --
---------------------------------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS             $        --
---------------------------------------  ===========
YEAR ENDED DECEMBER 31, 1998
NET INVESTMENT INCOME:
  - Dividends from investment income     $       140
---------------------------------------
  - Dividends from net realized gains
   on investments                                 --
---------------------------------------
  - Mortality and expense guarantees:
      Legacy Life                                 --
      Legacy Life (10 Year)                       --
      Legacy Estate Builder                       (9)
---------------------------------------  -----------
NET INVESTMENT INCOME                            131
---------------------------------------
Net Realized and Unrealized Gain (Loss)
   on Investments:
  - Net realized gain (loss) on
   investments                                    --
---------------------------------------
  - Net change in unrealized
   appreciation or depreciation on
   investments                                   (24)
---------------------------------------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                (24)
---------------------------------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS             $       107
---------------------------------------  ===========
YEAR ENDED DECEMBER 31, 1999
NET INVESTMENT INCOME:
  - Dividends from investment income     $     5,238
---------------------------------------
  - Dividends from net realized gains
   on investments                                 --
---------------------------------------
  - Mortality and expense guarantees:
      Legacy Life                                 --
      Legacy Life (10 Year)                       --
      Legacy Estate Builder                     (430)
---------------------------------------  -----------
NET INVESTMENT INCOME                          4,808
---------------------------------------
Net Realized and Unrealized Gain (Loss)
   on Investments:
  - Net realized gain (loss) on
   investments                                (1,147)
---------------------------------------
  - Net change in unrealized
   appreciation or depreciation on
   investments                                (4,393)
---------------------------------------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                             (5,540)
---------------------------------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS             $      (732)
---------------------------------------  ===========

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F
STATEMENTS OF OPERATIONS (CONTINUED)

                                                     AVIS
                                         AVIS        CASH
                                         CASH        MANAGEMENT  AVIS
                                         MANAGEMENT  CLASS II    INTERNATIONAL
                                         SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1997
NET INVESTMENT INCOME:
  - Dividends from investment income     $210,279    $    --     $     135,843
---------------------------------------
  - Dividends from net realized gains
   on investments                              --         --           727,603
---------------------------------------
  - Mortality and expense guarantees:
      Legacy Life                         (51,918)        --           (83,012)
      Legacy Life (10 Year)                    --         --                --
      Legacy Estate Builder                    --         --                --
---------------------------------------  ----------  ----------  -------------
NET INVESTMENT INCOME                     158,361         --           780,434
---------------------------------------
Net Realized and Unrealized Gain (Loss)
   on Investments:
  - Net realized gain (loss) on
   investments                              6,491         --           158,689
---------------------------------------
  - Net change in unrealized
   appreciation or depreciation on
   investments                             (7,991)        --          (550,676)
---------------------------------------  ----------  ----------  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                          (1,500)        --          (391,987)
---------------------------------------  ----------  ----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS             $156,861    $    --     $     388,447
---------------------------------------  ==========  ==========  =============
YEAR ENDED DECEMBER 31, 1998
NET INVESTMENT INCOME:
  - Dividends from investment income     $204,237    $ 1,143     $     101,028
---------------------------------------
  - Dividends from net realized gains
   on investments                              --         --           149,047
---------------------------------------
  - Mortality and expense guarantees:
      Legacy Life                         (47,772)        --           (91,139)
      Legacy Life (10 Year)                (1,092)        --            (3,842)
      Legacy Estate Builder                    --        (19)               --
---------------------------------------  ----------  ----------  -------------
NET INVESTMENT INCOME                     155,373      1,124           155,094
---------------------------------------
Net Realized and Unrealized Gain (Loss)
   on Investments:
  - Net realized gain (loss) on
   investments                            (12,222)         6            53,969
---------------------------------------
  - Net change in unrealized
   appreciation or depreciation on
   investments                              7,669     (1,028)        1,097,536
---------------------------------------  ----------  ----------  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                          (4,553)    (1,022)        1,151,505
---------------------------------------  ----------  ----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS             $150,820    $   102     $   1,306,599
---------------------------------------  ==========  ==========  =============
YEAR ENDED DECEMBER 31, 1999
NET INVESTMENT INCOME:
  - Dividends from investment income     $170,550    $ 6,743     $     172,947
---------------------------------------
  - Dividends from net realized gains
   on investments                              --         --         1,259,259
---------------------------------------
  - Mortality and expense guarantees:
      Legacy Life                         (40,619)        --          (108,817)
      Legacy Life (10 Year)                (4,582)        --            (9,950)
      Legacy Estate Builder                    --       (978)               --
---------------------------------------  ----------  ----------  -------------
NET INVESTMENT INCOME                     125,349      5,765         1,313,439
---------------------------------------
Net Realized and Unrealized Gain (Loss)
   on Investments:
  - Net realized gain (loss) on
   investments                             (1,366)     2,224           370,107
---------------------------------------
  - Net change in unrealized
   appreciation or depreciation on
   investments                              9,583     (1,084)        4,460,741
---------------------------------------  ----------  ----------  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                           8,217      1,140         4,830,848
---------------------------------------  ----------  ----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS             $133,566    $ 6,905     $   6,144,287
---------------------------------------  ==========  ==========  =============

See accompanying notes.


                                                                                            AVIS        AVIS
                                         AVIS                       AVIS        AVIS        GLOBAL      GLOBAL
                                         INTERNATIONAL  AVIS        BOND        GLOBAL      GROWTH      SMALL
                                         CLASS II       BOND        CLASS II    GROWTH      CLASS II    CAPITALIZATION
                                         SUBACCOUNT     SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1997
NET INVESTMENT INCOME:
  - Dividends from investment income     $        --    $   7,378   $     --    $   1,339   $      --   $        --
---------------------------------------
  - Dividends from net realized gains
   on investments                                 --        1,765         --          598          --            --
---------------------------------------
  - Mortality and expense guarantees:
      Legacy Life                                 --       (1,411)        --       (1,050)         --            --
      Legacy Life (10 Year)                       --           --         --           --          --            --
      Legacy Estate Builder                       --           --         --           --          --            --
---------------------------------------  -------------  ----------  ----------  ----------  ----------  --------------
NET INVESTMENT INCOME                             --        7,732         --          887          --            --
---------------------------------------
Net Realized and Unrealized Gain (Loss)
   on Investments:
  - Net realized gain (loss) on
   investments                                    --          222         --          266          --            --
---------------------------------------
  - Net change in unrealized
   appreciation or depreciation on
   investments                                    --        2,266         --       (1,938)         --            --
---------------------------------------  -------------  ----------  ----------  ----------  ----------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                 --        2,488         --       (1,672)         --            --
---------------------------------------  -------------  ----------  ----------  ----------  ----------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS             $        --    $  10,220   $     --    $    (785)  $      --   $        --
---------------------------------------  =============  ==========  ==========  ==========  ==========  ==============
YEAR ENDED DECEMBER 31, 1998
NET INVESTMENT INCOME:
  - Dividends from investment income     $        55    $  30,142   $    148    $   5,536   $      90   $       423
---------------------------------------
  - Dividends from net realized gains
   on investments                                247        3,145         27       25,115       1,484         1,289
---------------------------------------
  - Mortality and expense guarantees:
      Legacy Life                                 --       (3,990)        --       (5,797)         --          (315)
      Legacy Life (10 Year)                       --         (842)        --         (120)         --           (51)
      Legacy Estate Builder                      (20)          --         (9)          --         (59)           --
---------------------------------------  -------------  ----------  ----------  ----------  ----------  --------------
NET INVESTMENT INCOME                            282       28,455        166       24,734       1,515         1,346
---------------------------------------
Net Realized and Unrealized Gain (Loss)
   on Investments:
  - Net realized gain (loss) on
   investments                                     2        1,268         --       13,668       1,328           (83)
---------------------------------------
  - Net change in unrealized
   appreciation or depreciation on
   investments                                 1,072      (17,253)      (166)      83,169       3,493        14,832
---------------------------------------  -------------  ----------  ----------  ----------  ----------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                              1,074      (15,985)      (166)      96,837       4,821        14,749
---------------------------------------  -------------  ----------  ----------  ----------  ----------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS             $     1,356    $  12,470         --    $ 121,571   $   6,336   $    16,095
---------------------------------------  =============  ==========  ==========  ==========  ==========  ==============
YEAR ENDED DECEMBER 31, 1999
NET INVESTMENT INCOME:
  - Dividends from investment income     $     5,057    $  28,187   $  7,650    $  14,111   $   7,165   $     1,522
---------------------------------------
  - Dividends from net realized gains
   on investments                             68,122                               66,584      51,531        57,489
---------------------------------------
  - Mortality and expense guarantees:
      Legacy Life                                 --       (4,965)        --      (12,983)         --        (3,501)
      Legacy Life (10 Year)                       --         (216)        --         (412)         --          (343)
      Legacy Estate Builder                   (1,611)          --       (552)          --      (2,809)           --
---------------------------------------  -------------  ----------  ----------  ----------  ----------  --------------
NET INVESTMENT INCOME                         71,568       23,006      7,098       67,300      55,887        55,167
---------------------------------------
Net Realized and Unrealized Gain (Loss)
   on Investments:
  - Net realized gain (loss) on
   investments                                 2,304       (6,186)      (510)      17,021       9,171        46,821
---------------------------------------
  - Net change in unrealized
   appreciation or depreciation on
   investments                               162,031       (9,171)    (5,252)     555,082     301,655       136,681
---------------------------------------  -------------  ----------  ----------  ----------  ----------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                            164,335      (15,357)    (5,762)     572,103     310,826       183,502
---------------------------------------  -------------  ----------  ----------  ----------  ----------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS             $   235,903    $   7,649   $  1,336    $ 639,403   $ 366,713   $   238,669
---------------------------------------  =============  ==========  ==========  ==========  ==========  ==============

                                         AVIS
                                         GLOBAL
                                         SMALL
                                         CAPITALIZATION
                                         CLASS II
                                         SUBACCOUNT
---------------------------------------
YEAR ENDED DECEMBER 31, 1997
NET INVESTMENT INCOME:
  - Dividends from investment income     $           --
---------------------------------------
  - Dividends from net realized gains
   on investments                                    --
---------------------------------------
  - Mortality and expense guarantees:
      Legacy Life                                    --
      Legacy Life (10 Year)                          --
      Legacy Estate Builder                          --
---------------------------------------  --------------
NET INVESTMENT INCOME                                --
---------------------------------------
Net Realized and Unrealized Gain (Loss)
   on Investments:
  - Net realized gain (loss) on
   investments                                       --
---------------------------------------
  - Net change in unrealized
   appreciation or depreciation on
   investments                                       --
---------------------------------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                    --
---------------------------------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS             $           --
---------------------------------------  ==============
YEAR ENDED DECEMBER 31, 1998
NET INVESTMENT INCOME:
  - Dividends from investment income     $           11
---------------------------------------
  - Dividends from net realized gains
   on investments                                    26
---------------------------------------
  - Mortality and expense guarantees:
      Legacy Life                                    --
      Legacy Life (10 Year)                          --
      Legacy Estate Builder                          (7)
---------------------------------------  --------------
NET INVESTMENT INCOME                                30
---------------------------------------
Net Realized and Unrealized Gain (Loss)
   on Investments:
  - Net realized gain (loss) on
   investments                                       (1)
---------------------------------------
  - Net change in unrealized
   appreciation or depreciation on
   investments                                       12
---------------------------------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                    11
---------------------------------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS             $           41
---------------------------------------  ==============
YEAR ENDED DECEMBER 31, 1999
NET INVESTMENT INCOME:
  - Dividends from investment income     $          217
---------------------------------------
  - Dividends from net realized gains
   on investments                                29,006
---------------------------------------
  - Mortality and expense guarantees:
      Legacy Life                                    --
      Legacy Life (10 Year)                          --
      Legacy Estate Builder                        (642)
---------------------------------------  --------------
NET INVESTMENT INCOME                            28,581
---------------------------------------
Net Realized and Unrealized Gain (Loss)
   on Investments:
  - Net realized gain (loss) on
   investments                                      696
---------------------------------------
  - Net change in unrealized
   appreciation or depreciation on
   investments                                   57,645
---------------------------------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                58,341
---------------------------------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS             $       86,922
---------------------------------------  ==============

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F
STATEMENTS OF CHANGES IN NET ASSETS

                                                                   AVIS
                                                       AVIS        GROWTH-
                                                       GROWTH-     INCOME
                                                       INCOME      CLASS II
                                          COMBINED     SUBACCOUNT  SUBACCOUNT
-----------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 1997             $49,781,763  $17,822,490 $      --
Changes from operations:
  Net investment income                     6,541,110   2,553,785         --
  Net realized gain (loss) on
     investments                            1,463,015     675,984         --
  Net change in unrealized appreciation
     or depreciation on investments         2,258,647   1,384,066         --
----------------------------------------  -----------  ----------  ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS               10,262,772   4,613,835
                                                                         ---
Change from unit transactions:
  Accumulation units:
    Contract purchases                     40,131,156   6,127,582         --
    Contract redemptions                  (32,237,149) (2,980,748)        --
----------------------------------------  -----------  ----------  ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS         7,894,007   3,146,834         --
----------------------------------------  -----------  ----------  ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS    18,156,779   7,760,669         --
----------------------------------------  -----------  ----------  ---------
NET ASSETS AT DECEMBER 31, 1997            67,938,542  25,583,159         --
Changes from operations:
  Net investment income                     9,399,461   4,502,596     25,843
  Net realized gain (loss) on
     investments                            1,703,213     692,243      3,414
  Net change in unrealized appreciation
     or depreciation on investments         2,432,664    (805,397)    (9,372)
----------------------------------------  -----------  ----------  ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS               13,535,338   4,389,442     19,885
Change from unit transactions:
  Accumulation units:
    Contract purchases                     48,372,978  10,526,122    283,611
    Contract redemptions                  (44,315,588) (9,558,665)  (123,810)
----------------------------------------  -----------  ----------  ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS         4,057,390     967,457    159,801
----------------------------------------  -----------  ----------  ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS    17,592,728   5,356,899    179,686
----------------------------------------  -----------  ----------  ---------
NET ASSETS AT DECEMBER 31, 1998            85,531,270  30,940,058    179,686
Changes from operations:
  Net investment income                    13,854,214   5,216,799    410,472
  Net realized gain (loss) on
     investments                            2,164,037     666,511     (4,194)
  Net change in unrealized appreciation
     or depreciation on investments        10,636,045  (2,816,650)  (304,242)
----------------------------------------  -----------  ----------  ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS               26,654,296   3,066,660    102,036
Change from unit transactions:
  Accumulation units:
    Contract purchases                     28,336,230   4,217,827  2,992,074
    Contract redemptions                  (26,283,220) (6,594,931)  (534,815)
----------------------------------------  -----------  ----------  ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS         2,053,010  (2,377,104) 2,457,259
----------------------------------------  -----------  ----------  ---------
Total increase (decrease) in net assets    28,707,306     689,556  2,559,295
----------------------------------------  -----------  ----------  ---------
Net assets at December 31, 1999           $114,238,576 $31,629,614 $2,738,981
----------------------------------------  ===========  ==========  =========

See accompanying notes.


                                             AVIS           AVIS
                             AVIS            GROWTH         ASSET
                             GROWTH          CLASS II       ALLOCATION
                             SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------
NET ASSETS AT JANUARY 1,
   1997                      $ 13,758,873    $        --    $1,971,758
Changes from operations:
  Net investment income         2,250,034             --       276,249
  Net realized gain
     (loss) on
     investments                  389,341             --       167,622
  Net change in
     unrealized
     appreciation or
     depreciation on
     investments                1,361,804             --        25,853
-------------------------    ------------    -----------    ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                   4,001,179             --       469,724
Change from unit
   transactions:
  Accumulation units:
    Contract purchases          4,236,409             --     2,757,294
    Contract redemptions       (2,136,064)            --    (1,371,568)
-------------------------    ------------    -----------    ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                 2,100,345             --     1,385,726
-------------------------    ------------    -----------    ----------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                6,101,524             --     1,855,450
-------------------------    ------------    -----------    ----------
NET ASSETS AT DECEMBER
   31, 1997                    19,860,397             --     3,827,208
Changes from operations:
  Net investment income         3,421,928         11,719       501,441
  Net realized gain
     (loss) on
     investments                  800,646          3,866       151,243
  Net change in
     unrealized
     appreciation or
     depreciation on
     investments                2,572,876          1,818      (146,002)
-------------------------    ------------    -----------    ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                   6,795,450         17,403       506,682
Change from unit
   transactions:
  Accumulation units:
    Contract purchases          7,905,155        156,661     3,437,421
    Contract redemptions       (7,500,912)       (84,680)   (2,176,911)
-------------------------    ------------    -----------    ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                   404,243         71,981     1,260,510
-------------------------    ------------    -----------    ----------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                7,199,693         89,384     1,767,192
-------------------------    ------------    -----------    ----------
NET ASSETS AT DECEMBER
   31, 1998                    27,060,090         89,384     5,594,400
Changes from operations:
  Net investment income         5,091,717        323,315       460,568
  Net realized gain
     (loss) on
     investments                1,074,666         17,122        39,583
  Net change in
     unrealized
     appreciation or
     depreciation on
     investments                8,426,702        229,696      (189,942)
-------------------------    ------------    -----------    ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                  14,593,085        570,133       310,209
Change from unit
   transactions:
  Accumulation units:
    Contract purchases          5,908,148      2,453,736       741,471
    Contract redemptions       (7,437,192)      (464,514)   (1,278,046)
-------------------------    ------------    -----------    ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                (1,529,044)     1,989,222      (536,575)
-------------------------    ------------    -----------    ----------
Total increase (decrease)
   in net assets               13,064,041      2,559,355      (226,366)
-------------------------    ------------    -----------    ----------
Net assets at December
   31, 1999                  $ 40,124,131    $ 2,648,739    $5,368,034
-------------------------    ============    ===========    ==========

                                                                             AVIS U.S.
                           AVIS                     AVIS        AVIS U.S.    GOVERNMENT/
                           ASSET        AVIS        HIGH-YIELD  GOVERNMENT/  AAA-RATED
                           ALLOCATION   HIGH-YIELD  BOND        AAA-RATED    SECURITIES
                           CLASS II     BOND        CLASS II    SECURITIES   CLASS II
                           SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
-------------------------
NET ASSETS AT JANUARY 1,
   1997                    $        --  $3,939,495  $       --  $ 3,259,836  $        --
Changes from operations:
  Net investment income             --     325,924          --      187,704           --
  Net realized gain
     (loss) on
     investments                    --      66,410          --       (2,010)          --
  Net change in
     unrealized
     appreciation or
     depreciation on
     investments                    --      (2,082)         --       47,345           --
-------------------------  -----------  ----------  ----------  -----------  -----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                       --     390,252          --      233,039           --
Change from unit
   transactions:
  Accumulation units:
    Contract purchases              --   1,153,178          --    1,169,963           --
    Contract redemptions            --  (1,424,421)         --     (885,837)          --
-------------------------  -----------  ----------  ----------  -----------  -----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                     --    (271,243)         --      284,126           --
-------------------------  -----------  ----------  ----------  -----------  -----------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                    --     119,009          --      517,165           --
-------------------------  -----------  ----------  ----------  -----------  -----------
NET ASSETS AT DECEMBER
   31, 1997                         --   4,058,504          --    3,777,001           --
Changes from operations:
  Net investment income         14,066     377,332       1,338      174,948          131
  Net realized gain
     (loss) on
     investments                 1,609     (22,680)        462       14,475           --
  Net change in
     unrealized
     appreciation or
     depreciation on
     investments                (8,448)   (416,233)        313       53,797          (24)
-------------------------  -----------  ----------  ----------  -----------  -----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                    7,227     (61,581)      2,113      243,220          107
Change from unit
   transactions:
  Accumulation units:
    Contract purchases         299,056   2,011,701      73,460    1,742,826        5,924
    Contract redemptions      (120,280) (1,906,794)    (39,662)  (2,009,357)          (7)
-------------------------  -----------  ----------  ----------  -----------  -----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                178,776     104,907      33,798     (266,531)       5,917
-------------------------  -----------  ----------  ----------  -----------  -----------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS               186,003      43,326      35,911      (23,311)       6,024
-------------------------  -----------  ----------  ----------  -----------  -----------
NET ASSETS AT DECEMBER
   31, 1998                    186,003   4,101,830      35,911    3,753,690        6,024
Changes from operations:
  Net investment income         87,568     331,524      12,534      161,749        4,808
  Net realized gain
     (loss) on
     investments                  (230)    (65,391)       (168)      (2,997)      (1,147)
  Net change in
     unrealized
     appreciation or
     depreciation on
     investments               (57,543)    (94,732)     (6,972)    (213,790)      (4,393)
-------------------------  -----------  ----------  ----------  -----------  -----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                   29,795     171,401       5,394      (55,038)        (732)
Change from unit
   transactions:
  Accumulation units:
    Contract purchases         956,800      82,414     179,389      709,228      150,329
    Contract redemptions       (78,763)   (784,834)    (23,199)  (1,298,532)     (48,864)
-------------------------  -----------  ----------  ----------  -----------  -----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                878,037    (702,420)    156,190     (589,304)     101,465
-------------------------  -----------  ----------  ----------  -----------  -----------
Total increase (decrease)
   in net assets               907,832    (531,019)    161,584     (644,342)     100,733
-------------------------  -----------  ----------  ----------  -----------  -----------
Net assets at December
   31, 1999                $ 1,093,835  $3,570,811  $  197,495  $ 3,109,348  $   106,757
-------------------------  ===========  ==========  ==========  ===========  ===========

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                         AVIS
                                          AVIS           CASH
                                          CASH           MANAGEMENT    AVIS
                                          MANAGEMENT     CLASS II      INTERNATIONAL
                                          SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 1997             $   4,064,548  $         --  $   4,906,028
Changes from operations:
  Net investment income                         158,361            --        780,434
  Net realized gain (loss) on
     investments                                  6,491            --        158,689
  Net change in unrealized appreciation
     or depreciation on investments              (7,991)           --       (550,676)
----------------------------------------  -------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    156,861            --        388,447
Change from unit transactions:
  Accumulation units:
    Contract purchases                       21,069,330            --      3,191,689
    Contract redemptions                    (21,832,104)           --     (1,563,605)
----------------------------------------  -------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS            (762,774)           --      1,628,084
----------------------------------------  -------------  ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS        (605,913)           --      2,016,531
----------------------------------------  -------------  ------------  -------------
NET ASSETS AT DECEMBER 31, 1997               3,458,635            --      6,922,559
Changes from operations:
  Net investment income                         155,373         1,124        155,094
  Net realized gain (loss) on
     investments                                (12,222)            6         53,969
  Net change in unrealized appreciation
     or depreciation on investments               7,669        (1,028)     1,097,536
----------------------------------------  -------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    150,820           102      1,306,599
Change from unit transactions:
  Accumulation units:
    Contract purchases                       17,799,948        94,497      2,533,215
    Contract redemptions                    (17,927,557)      (10,567)    (2,378,790)
----------------------------------------  -------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS            (127,609)       83,930        154,425
----------------------------------------  -------------  ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          23,211        84,032      1,461,024
----------------------------------------  -------------  ------------  -------------
NET ASSETS AT DECEMBER 31, 1998               3,481,846        84,032      8,383,583
Changes from operations:
  Net investment income                         125,349         5,765      1,313,439
  Net realized gain (loss) on
     investments                                 (1,366)        2,224        370,107
  Net change in unrealized appreciation
     or depreciation on investments               9,583        (1,084)     4,460,741
----------------------------------------  -------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    133,566         6,905      6,144,287
Change from unit transactions:
  Accumulation units:
    Contract purchases                        3,149,440     2,865,431        714,298
    Contract redemptions                     (2,818,458)   (2,616,179)    (1,366,542)
----------------------------------------  -------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             330,982       249,252       (652,244)
----------------------------------------  -------------  ------------  -------------
Total increase (decrease) in net assets         464,548       256,157      5,492,043
----------------------------------------  -------------  ------------  -------------
Net assets at December 31, 1999           $   3,946,394  $    340,189  $  13,875,626
----------------------------------------  =============  ============  =============

See accompanying notes.


                           AVIS
                           INTERNATIONAL  AVIS
                           CLASS II       BOND
                           SUBACCOUNT     SUBACCOUNT
----------------------------------------------------
NET ASSETS AT JANUARY 1,
   1997                    $          --  $   58,735
Changes from operations:
  Net investment income               --       7,732
  Net realized gain
     (loss) on
     investments                      --         222
  Net change in
     unrealized
     appreciation or
     depreciation on
     investments                      --       2,266
-------------------------  -------------  ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                         --      10,220
Change from unit
   transactions:
  Accumulation units:
    Contract purchases                --      99,436
    Contract redemptions              --     (13,537)
-------------------------  -------------  ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                       --      85,899
-------------------------  -------------  ----------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                      --      96,119
-------------------------  -------------  ----------
NET ASSETS AT DECEMBER
   31, 1997                           --     154,854
Changes from operations:
  Net investment income              282      28,455
  Net realized gain
     (loss) on
     investments                       2       1,268
  Net change in
     unrealized
     appreciation or
     depreciation on
     investments                   1,072     (17,253)
-------------------------  -------------  ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                      1,356      12,470
Change from unit
   transactions:
  Accumulation units:
    Contract purchases            12,527     745,609
    Contract redemptions             (37)   (233,316)
-------------------------  -------------  ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                   12,490     512,293
-------------------------  -------------  ----------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                  13,846     524,763
-------------------------  -------------  ----------
NET ASSETS AT DECEMBER
   31, 1998                       13,846     679,617
Changes from operations:
  Net investment income           71,568      23,006
  Net realized gain
     (loss) on
     investments                   2,304      (6,186)
  Net change in
     unrealized
     appreciation or
     depreciation on
     investments                 162,031      (9,171)
-------------------------  -------------  ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                    235,903       7,649
Change from unit
   transactions:
  Accumulation units:
    Contract purchases           769,502      51,818
    Contract redemptions         (84,730)   (334,113)
-------------------------  -------------  ----------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                  684,772    (282,295)
-------------------------  -------------  ----------
Total increase (decrease)
   in net assets                 920,675    (274,646)
-------------------------  -------------  ----------
Net assets at December
   31, 1999                $     934,521  $  404,971
-------------------------  =============  ==========


                                                                               AVIS
                                                   AVIS        AVIS            GLOBAL
                           AVIS        AVIS        GLOBAL      GLOBAL          SMALL
                           BOND        GLOBAL      GROWTH      SMALL           CAPITALIZATION
                           CLASS II    GROWTH      CLASS II    CAPITALIZATION  CLASS II
                           SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT      SUBACCOUNT
-------------------------
NET ASSETS AT JANUARY 1,
   1997                    $       --  $       --  $       --  $           --  $           --
Changes from operations:
  Net investment income            --         887          --              --              --
  Net realized gain
     (loss) on
     investments                   --         266          --              --              --
  Net change in
     unrealized
     appreciation or
     depreciation on
     investments                   --      (1,938)         --              --              --
-------------------------  ----------  ----------  ----------  --------------  --------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                      --        (785)         --              --              --
Change from unit
   transactions:
  Accumulation units:
    Contract purchases             --     326,275          --              --              --
    Contract redemptions           --     (29,265)         --              --              --
-------------------------  ----------  ----------  ----------  --------------  --------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                    --     297,010          --              --              --
-------------------------  ----------  ----------  ----------  --------------  --------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                   --     296,225          --              --              --
-------------------------  ----------  ----------  ----------  --------------  --------------
NET ASSETS AT DECEMBER
   31, 1997                        --     296,225          --              --              --
Changes from operations:
  Net investment income           166      24,734       1,515           1,346              30
  Net realized gain
     (loss) on
     investments                   --      13,668       1,328             (83)             (1)
  Net change in
     unrealized
     appreciation or
     depreciation on
     investments                 (166)     83,169       3,493          14,832              12
-------------------------  ----------  ----------  ----------  --------------  --------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                      --     121,571       6,336          16,095              41
Change from unit
   transactions:
  Accumulation units:
    Contract purchases          5,917     565,899      83,068          88,361           2,000
    Contract redemptions           (7)   (196,994)    (42,305)         (4,937)             --
-------------------------  ----------  ----------  ----------  --------------  --------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS                 5,910     368,905      40,763          83,424           2,000
-------------------------  ----------  ----------  ----------  --------------  --------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                5,910     490,476      47,099          99,519           2,041
-------------------------  ----------  ----------  ----------  --------------  --------------
NET ASSETS AT DECEMBER
   31, 1998                     5,910     786,701      47,099          99,519           2,041
Changes from operations:
  Net investment income         7,098      67,300      55,887          55,167          28,581
  Net realized gain
     (loss) on
     investments                 (510)     17,021       9,171          46,821             696
  Net change in
     unrealized
     appreciation or
     depreciation on
     investments               (5,252)    555,082     301,655         136,681          57,645
-------------------------  ----------  ----------  ----------  --------------  --------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                   1,336     639,403     366,713         238,669          86,922
Change from unit
   transactions:
  Accumulation units:
    Contract purchases        217,861     326,411   1,077,246         522,611         250,196
    Contract redemptions      (61,653)    (86,639)   (163,766)       (202,345)         (5,105)
-------------------------  ----------  ----------  ----------  --------------  --------------
NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM UNIT
   TRANSACTIONS               156,208     239,772     913,480         320,266         245,091
-------------------------  ----------  ----------  ----------  --------------  --------------
Total increase (decrease)
   in net assets              157,544     879,175   1,280,193         558,935         332,013
-------------------------  ----------  ----------  ----------  --------------  --------------
Net assets at December
   31, 1999                $  163,454  $1,665,876  $1,327,292  $      658,454  $      334,054
-------------------------  ==========  ==========  ==========  ==============  ==============

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F

NOTES TO FINANCIAL STATEMENTS

1.  ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION
    THE VARIABLE ACCOUNT:
    Lincoln Life Flexible Premium Variable Life Account F (the Variable Account) was established as a segregated investment account of The Lincoln National Life Insurance Company (Lincoln Life) on May 29, 1987. The Variable Account was registered with the Securities and Exchange Commission on November 24, 1987 under the Investment Company Act of 1940, as amended, as a unit investment trust, and commenced investment activity on January 4, 1988. The Variable Account consists of two products which are listed below.

    --Legacy Life
    --Legacy Estate Builder

    Effective May 1, 1998, the Legacy Estate Builder policies became available to clients of Lincoln Life.

    The assets of the Variable Account are owned by Lincoln Life. The portion of the Variable Account's assets supporting the variable life policies may not be used to satisfy liabilities arising from any other business of Lincoln Life.

    BASIS OF PRESENTATION:
    The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

    INVESTMENTS:
    The Variable Account invests in the American Variable
    Insurance Series (AVIS) which consists of the following funds:

    Growth-Income Fund
    Growth-Income Class II Fund
    Growth Fund
    Growth Class II Fund
    Asset Allocation Fund
    Asset Allocation Class II Fund
    High-Yield Bond Fund
    High-Yield Bond Class II Fund
    U.S. Government/AAA-Rated Securities Fund
    U.S. Government/AAA-Rated Securities Class II Fund
    Cash Management Fund
    Cash Management Class II Fund
    International Fund
    International Class II Fund
    Bond Fund
    Bond Class II Fund
    Global Growth Fund
    Global Growth Class II Fund
    Global Small Capitalization Fund
    Global Small Capitalization Class II Fund

    AVIS is registered as an open-end investment management company. Legacy Life and Legacy Estate Builder invest in different classes of shares of the funds and these investments are stated at the closing net asset value per share on December 31, 1999, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation on investments.

    Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F

1.  ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION (CONTINUED)
    DIVIDENDS:
    Dividends paid to the Variable Account are automatically reinvested in shares of the funds on the payable date.
    Dividend income is recorded on the ex-dividend date.

    FEDERAL INCOME TAXES:

    Operations of the Variable Account form a part of and are taxed with operations of Lincoln Life, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.


2. MORTALITY AND EXPENSE GUARANTEES & OTHER TRANSACTIONS WITH AFFILIATE VARIABLE ACCOUNT CHARGES:
    Amounts are paid to Lincoln Life for mortality and expense risk charge at a percentage of the current value of the Variable Account each day. The rates are as follows:

    --Legacy Life at a daily rate of .00232876% (.85% on an annual basis)
    --Legacy Life (10 year) at a daily rate of .00205479% (.75% on an annual basis)
    --Legacy Estate Builder at a daily rate of .00164383 (.60% on an annual basis)


    For Legacy Life, policies amounts are charged daily to the Variable Account by Lincoln Life for an administrative charge at an annual rate of .30% of the average daily net asset value of the Variable Account for the first ten policy years and .10% for policy years thereafter. Also, for the first ten policy years, amounts are charged daily to the Variable Account by Lincoln Life for the guaranteed death benefit at annual rate of .10% of the average daily net asset value of the Variable Account.



    For Legacy Estate Builder, Lincoln Life charges a monthly policy value charge of .10% for the first ten policy years and .01666666% thereafter. This charge recovers Lincoln Life expenses incurred in the sales and issues of the policies. In addition, Lincoln Life charges a monthly administrative fee of $5.00 for policy values less than $50,000. Under certain circumstance, Lincoln Life reserves the right to charge a transfer fee of $10 for transfers between subaccounts. Also, a withdrawal charge of $20 is deducted from the amount of any withdrawal of policy value.


    Other charges, which are paid to Lincoln Life by redeeming the Variable Account units, are for the cost of insurance and contingent surrender charges. These other charges for 1999, 1998, and 1997 amounted to $879,281, $711,577 and
    $627,688, respectively.

    Lincoln Life assumes the responsibility for providing the insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and the current death benefit. The cost of insurance can vary from month to month since the determination of both the insurance rate and the current death benefit depends upon a number of variables as described in the Variable Account Prospectus.

    Lincoln Life, upon full surrender of a policy, may charge a surrender charge. Legacy Life surrender charges are deducted if the policy is surrendered during the first ten policy years. The maximum rate for surrender charges, which decreases by policy year, ranges from 9% of the total first year premiums paid for surrenders during the first policy year to 1% for surrenders during the tenth policy year. Legacy Estate Builder surrender charges are deducted if the policy is surrendered during the first twelve policy years. The maximum rate for surrender charges, which decreases by policy year, ranges from 6.5% of the total first year premiums paid for surrenders during the first policy year to 2% for surrenders during the twelfth policy year.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F

3.  NET ASSETS
    The following is a summary of net assets owned at December 31, 1999.

                                                      AVIS                                            AVIS
                                          AVIS        GROWTH-                 AVIS        AVIS        ASSET       AVIS
                                          GROWTH-     INCOME      AVIS        GROWTH      ASSET       ALLOCATION  HIGH-YIELD
                                          INCOME      CLASS II    GROWTH      CLASS II    ALLOCATION  CLASS II    BOND
                             COMBINED     SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
UNIT TRANSACTIONS:
---------------------------
Accumulation units           $42,645,600  $10,879,348 $2,617,060  $8,044,953  $2,061,203  $3,522,756  $1,056,813  $1,046,604
---------------------------
Accumulated net investment
   income                     40,465,010  16,134,982    436,315   13,130,658    335,034   1,566,652     101,634   2,675,981
---------------------------
Accumulated net realized
   gain (loss) on
   investments                 8,533,855   2,959,761       (780)   4,014,094     20,988     408,736       1,379     207,079
---------------------------
Net unrealized appreciation
   (depreciation) on
   investments                22,594,111   1,655,523   (313,614)  14,934,426    231,514    (130,110)    (65,991)   (358,853)
---------------------------  -----------  ----------  ---------   ----------  ---------   ---------   ---------   ---------
                             $114,238,576 $31,629,614 $2,738,981  $40,124,131 $2,648,739  $5,368,034  $1,093,835  $3,570,811
                             ===========  ==========  =========   ==========  =========   =========   =========   =========

                             AVIS        AVIS U.S.
                             HIGH-YIELD  GOVERNMENT/
                             BOND        AAA-RATED
                             CLASS II    SECURITIES
                             SUBACCOUNT  SUBACCOUNT
---------------------------
UNIT TRANSACTIONS:
---------------------------
Accumulation units           $ 189,988   $ 1,177,147
---------------------------
Accumulated net investment
   income                       13,872     1,953,112
---------------------------
Accumulated net realized
   gain (loss) on
   investments                     294       114,241
---------------------------
Net unrealized appreciation
   (depreciation) on
   investments                  (6,659)     (135,152)
---------------------------  ----------  -----------
                             $ 197,495   $ 3,109,348
                             ==========  ===========

                             AVIS U.S.
                             GOVERNMENT/               AVIS
                             AAA-RATED    AVIS         CASH                       AVIS                       AVIS        AVIS
                             SECURITIES   CASH         MANAGEMENT  AVIS           INTERNATIONAL  AVIS        BOND        GLOBAL
                             CLASS II     MANAGEMENT   CLASS II    INTERNATIONAL  CLASS II       BOND        CLASS II    GROWTH
                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT     SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
UNIT TRANSACTIONS:
---------------------------
Accumulation units           $ 107,382    $2,869,817   $333,182     $ 4,997,401   $   697,262    $ 371,855   $ 162,118   $  905,687
---------------------------
Accumulated net investment
   income                        4,939     1,052,884      6,889       2,676,944        71,850       60,553       7,264       92,921
---------------------------
Accumulated net realized
   gain (loss) on
   investments                  (1,147)       36,272      2,230         683,302         2,306       (3,277)       (510)      30,955
---------------------------
Net unrealized appreciation
   (depreciation) on
   investments                  (4,417)      (12,579)    (2,112)      5,517,979       163,103      (24,160)     (5,418)     636,313
---------------------------  -----------  -----------  ----------   -----------   -------------  ----------  ----------  ----------
                             $ 106,757    $3,946,394   $340,189     $13,875,626   $   934,521    $ 404,971   $ 163,454   $1,665,876
                             ===========  ===========  ==========   ===========   =============  ==========  ==========  ==========

                                                         AVIS
                             AVIS        AVIS            GLOBAL
                             GLOBAL      GLOBAL          SMALL
                             GROWTH      SMALL           CAPITALIZATION
                             CLASS II    CAPITALIZATION  CLASS II
                             SUBACCOUNT  SUBACCOUNT      SUBACCOUNT
---------------------------
UNIT TRANSACTIONS:
---------------------------
Accumulation units           $  954,243  $   403,690     $      247,091
---------------------------
Accumulated net investment
   income                        57,402       56,513             28,611
---------------------------
Accumulated net realized
   gain (loss) on
   investments                   10,499       46,738                695
---------------------------
Net unrealized appreciation
   (depreciation) on
   investments                  305,148      151,513             57,657
---------------------------  ----------  --------------  --------------
                             $1,327,292  $   658,454     $      334,054
                             ==========  ==============  ==============

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
4. PURCHASES AND SALES OF INVESTMENTS
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 1999.

                                         AGGREGATE     AGGREGATE
                                         COST OF       PROCEEDS
                                         PURCHASES     FROM SALES
------------------------------------------------------------------
AVIS Growth-Income Fund                  $  6,305,387  $ 3,465,690
---------------------------------------
AVIS Growth-Income Class II Fund            3,278,855      411,085
---------------------------------------
AVIS Growth Fund                            6,655,085    3,092,018
---------------------------------------
AVIS Growth Class II Fund                   2,617,950      305,374
---------------------------------------
AVIS Asset Allocation Fund                  1,081,911    1,157,925
---------------------------------------
AVIS Asset Allocation Class II Fund         1,017,092       51,472
---------------------------------------
AVIS High-Yield Bond Fund                     402,132      773,043
---------------------------------------
AVIS High-Yield Bond Class II Fund            191,156       22,429
---------------------------------------
AVIS U.S. Government/AAA-Rated
   Securities Fund                            677,966    1,105,543
---------------------------------------
AVIS U.S. Government/AAA-Rated
   Securities Class II Fund                   155,240       48,965
---------------------------------------
AVIS Cash Management Fund                   2,743,134    2,286,792
---------------------------------------
AVIS Cash Management Class II Fund          2,228,191    1,973,169
---------------------------------------
AVIS International Fund                     1,865,864    1,204,487
---------------------------------------
AVIS International Class II Fund              815,288       58,934
---------------------------------------
AVIS Bond Fund                                 71,229      330,524
---------------------------------------
AVIS Bond Class II Fund                       225,303       61,994
---------------------------------------
AVIS Global Growth Fund                       392,293       85,192
---------------------------------------
AVIS Global Growth Class II Fund            1,094,086      124,698
---------------------------------------
AVIS Global Small Capitalization Fund         580,728      205,277
---------------------------------------
AVIS Global Small Capitalization
   Class II Fund                              277,652        3,975
---------------------------------------  ------------  -----------
                                         $ 32,676,542  $16,768,586
                                         ============  ===========

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT F
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
5. INVESTMENTS

The following is a summary of investments owned at December 31, 1999.

                                                      NET
                                         SHARES       ASSET   VALUE         COST
                                         OUTSTANDING  VALUE   OF SHARES     OF SHARES
----------------------------------------------------------------------------------------
AVIS Growth-Income Fund                    956,185    $33.08  $ 31,630,606  $ 29,975,083
---------------------------------------
AVIS Growth-Income Class II Fund            82,825     33.07     2,739,023     3,052,637
---------------------------------------
AVIS Growth Fund                           568,187     70.62    40,125,398    25,190,972
---------------------------------------
AVIS Growth Class II Fund                   37,534     70.57     2,648,780     2,417,266
---------------------------------------
AVIS Asset Allocation Fund                 356,220     15.07     5,368,215     5,498,325
---------------------------------------
AVIS Asset Allocation Class II Fund         72,632     15.06     1,093,853     1,159,844
---------------------------------------
AVIS High-Yield Bond Fund                  280,071     12.75     3,570,925     3,929,778
---------------------------------------
AVIS High-Yield Bond Class II Fund          15,490     12.75       197,498       204,157
---------------------------------------
AVIS U.S. Government/AAA-Rated
   Securities Fund                         294,455     10.56     3,109,440     3,244,592
---------------------------------------
AVIS U.S. Government/AAA-Rated
   Securities Class II Fund                 10,110     10.56       106,759       111,176
---------------------------------------
AVIS Cash Management Fund                  357,150     11.05     3,946,522     3,959,101
---------------------------------------
AVIS Cash Management Class II Fund          30,786     11.05       340,195       342,307
---------------------------------------
AVIS International Fund                    518,926     26.74    13,876,084     8,358,105
---------------------------------------
AVIS International Class II Fund            34,962     26.73       934,536       771,433
---------------------------------------
AVIS Bond Fund                              41,580      9.74       404,985       429,145
---------------------------------------
AVIS Bond Class II Fund                     16,782      9.74       163,457       168,875
---------------------------------------
AVIS Global Growth Fund                     77,774     21.42     1,665,931     1,029,618
---------------------------------------
AVIS Global Growth Class II Fund            61,995     21.41     1,327,313     1,022,165
---------------------------------------
AVIS Global Small Capitalization Fund       37,910     17.37       658,475       506,962
---------------------------------------
AVIS Global Small Capitalization
   Class II Fund                            19,243     17.36       334,059       276,402
---------------------------------------                       ------------  ------------
                                                              $114,242,054  $ 91,647,943
                                                              ============  ============

6. NEW INVESTMENT FUNDS

Effective April 25, 1997, the AVIS Global Growth Fund became available as an investment option for Variable Account contract owners. Effective May 1, 1998, the AVIS Global Small Capitalization Fund became available as an investment option for Variable Account contract owners.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors of The Lincoln National Life Insurance Company and
Contract Owners of Lincoln Life Flexible Premium Variable Life
Account F

We have audited the accompanying statement of assets and liability of Lincoln Life Flexible Premium Variable Life Account F ("Variable Account") (comprised of the AVIS Growth-Income, AVIS Growth-Income Class II, AVIS Growth, AVIS Growth Class II, AVIS Asset Allocation, AVIS Asset Allocation Class II, AVIS High-Yield Bond, AVIS High-Yield Bond Class II, AVIS US Government/AAA-Rated Securities, AVIS US Government/AAA-Rated Securities Class II, AVIS Cash Management, AVIS Cash Management Class II, AVIS International, AVIS International Class II, AVIS Bond, AVIS Bond Class II, AVIS Global Growth, AVIS Global Growth Class II, AVIS Global Small Capitalization and AVIS Global Small Capitalization Class II subaccounts), as of December 31, 1999, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln Life Flexible Premium Variable Life Account F at December 31, 1999, and the results of their operations and changes in their net assets for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                            [/S/ ERNST & YOUNG LLP]


Fort Wayne, Indiana
March 24, 2000

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

BALANCE SHEETS -- STATUTORY BASIS

                                                              DECEMBER 31
                                                              1999        1998
                                                              ---------   ---------
                                                              (IN MILLIONS)
                                                              ---------------------
ADMITTED ASSETS
CASH AND INVESTMENTS:
Bonds                                                         $22,985.0   $23,830.9
------------------------------------------------------------
Preferred stocks                                                  253.8       236.0
------------------------------------------------------------
Unaffiliated common stocks                                        166.9       259.3
------------------------------------------------------------
Affiliated common stocks                                          604.7       322.1
------------------------------------------------------------
Mortgage loans on real estate                                   4,211.5     3,932.9
------------------------------------------------------------
Real estate                                                       254.0       473.8
------------------------------------------------------------
Policy loans                                                    1,652.9     1,606.0
------------------------------------------------------------
Other investments                                                 426.6       434.4
------------------------------------------------------------
Cash and short-term investments                                 1,409.2     1,725.4
------------------------------------------------------------  ---------   ---------
Total cash and investments                                     31,964.6    32,820.8
------------------------------------------------------------
Premiums and fees in course of collection                         115.8        33.3
------------------------------------------------------------
Accrued investment income                                         435.3       432.8
------------------------------------------------------------
Reinsurance recoverable                                           199.0       171.6
------------------------------------------------------------
Funds withheld by ceding companies                                 73.5        53.7
------------------------------------------------------------
Federal income taxes recoverable from parent company               61.6        64.7
------------------------------------------------------------
Goodwill                                                           43.1        49.5
------------------------------------------------------------
Other admitted assets                                              66.7        89.3
------------------------------------------------------------
Separate account assets                                        46,105.1    36,907.0
------------------------------------------------------------  ---------   ---------
Total admitted assets                                         $79,064.7   $70,622.7
------------------------------------------------------------  =========   =========

LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES:
Future policy benefits and claims                             $12,184.0   $12,310.6
------------------------------------------------------------
Other policyholder funds                                       16,589.5    16,647.5
------------------------------------------------------------
Amounts withheld or retained by Company as agent or trustee       364.0       897.6
------------------------------------------------------------
Funds held under reinsurance treaties                             796.9       795.8
------------------------------------------------------------
Asset valuation reserve                                           490.9       484.5
------------------------------------------------------------
Interest maintenance reserve                                       72.3       159.7
------------------------------------------------------------
Other liabilities                                                 627.0       504.5
------------------------------------------------------------
Short-term loan payable to parent company                         205.0       140.0
------------------------------------------------------------
Net transfers due from separate accounts                         (896.5)     (789.0)
------------------------------------------------------------
Separate account liabilities                                   46,105.1    36,907.0
------------------------------------------------------------  ---------   ---------
Total liabilities                                              76,538.2    68,058.2
------------------------------------------------------------

CAPITAL AND SURPLUS:
Common stock, $2.50 par value:
  Authorized, issued and outstanding shares -- 10 million
  (owned by Lincoln National Corporation)                          25.0        25.0
------------------------------------------------------------
Surplus notes due to Lincoln National Corporation               1,250.0     1,250.0
------------------------------------------------------------
Paid-in surplus                                                 1,942.6     1,930.1
------------------------------------------------------------
Unassigned surplus -- deficit                                    (691.1)     (640.6)
------------------------------------------------------------  ---------   ---------
Total capital and surplus                                       2,526.5     2,564.5
------------------------------------------------------------  ---------   ---------
Total liabilities and capital and surplus                     $79,064.7   $70,622.7
------------------------------------------------------------  =========   =========

See accompanying notes.                                                      S-1

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS -- STATUTORY BASIS

                                                              YEAR ENDED DECEMBER 31
                                                              1999        1998        1997
                                                              ---------   ---------   --------
                                                              (IN MILLIONS)
                                                              --------------------------------
PREMIUMS AND OTHER REVENUES:
Premiums and deposits                                         $ 7,273.6   $12,737.6   $5,589.0
------------------------------------------------------------
Net investment income                                           2,203.2     2,107.2    1,847.1
------------------------------------------------------------
Amortization of interest maintenance reserve                       29.1        26.4       41.5
------------------------------------------------------------
Commissions and expense allowances on reinsurance ceded           472.3       179.9       99.7
------------------------------------------------------------
Expense charges on deposit funds                                  146.5       134.6      119.3
------------------------------------------------------------
Separate account investment management and administration
service fees                                                      473.9       396.3      325.5
------------------------------------------------------------
Other income                                                       88.8        31.3       21.3
------------------------------------------------------------  ---------   ---------   --------
Total revenues                                                 10,687.4    15,613.3    8,043.4
------------------------------------------------------------

BENEFITS AND EXPENSES:
Benefits and settlement expenses                                8,504.9    13,964.1    4,522.1
------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses         1,618.3     2,919.4    3,053.9
------------------------------------------------------------  ---------   ---------   --------
Total benefits and expenses                                    10,123.2    16,883.5    7,576.0
------------------------------------------------------------  ---------   ---------   --------
Gain (loss) from operations before dividends to
policyholders, income taxes and net realized gain on
investments                                                       564.2    (1,270.2)     467.4
------------------------------------------------------------
Dividends to policyholders                                         80.3        67.9       27.5
------------------------------------------------------------  ---------   ---------   --------
Gain (loss) from operations before federal income taxes and
net realized gain on investments                                  483.9    (1,338.1)     439.9
------------------------------------------------------------
Federal income taxes (credit)                                      85.4      (141.0)      78.3
------------------------------------------------------------  ---------   ---------   --------
Gain (loss) from operations before net realized gain on
investments                                                       398.5    (1,197.1)     361.6
------------------------------------------------------------
Net realized gain on investments, net of income tax expense
and excluding net transfers to the interest maintenance
reserve                                                           114.4        46.8       31.3
------------------------------------------------------------  ---------   ---------   --------
Net income (loss)                                             $   512.9   $(1,150.3)  $  392.9
------------------------------------------------------------  =========   =========   ========

See accompanying notes.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS

                                                              YEAR ENDED DECEMBER 31
                                                              1999       1998       1997
                                                              --------   --------   --------
                                                              (IN MILLIONS)
                                                              ------------------------------
Capital and surplus at beginning of year                      $2,564.5   $2,968.4   $1,868.0
------------------------------------------------------------

CAPITAL AND SURPLUS INCREASE (DECREASE):
Net income (loss)                                                512.9   (1,150.3)     392.9
------------------------------------------------------------
Difference in cost and admitted investment amounts              (101.9)    (304.8)     (36.2)
------------------------------------------------------------
Nonadmitted assets                                               (22.9)     (17.1)      (0.4)
------------------------------------------------------------
Regulatory liability for reinsurance                              26.0      (35.2)      (3.9)
------------------------------------------------------------
Gain on reinsurance of disability income business                 71.8         --         --
------------------------------------------------------------
Life policy reserve valuation basis                                 --       (0.4)      (0.9)
------------------------------------------------------------
Asset valuation reserve                                           (6.4)     (34.5)     (36.9)
------------------------------------------------------------
Proceeds from surplus notes from shareholder                        --    1,250.0         --
------------------------------------------------------------
Paid-in surplus, including contribution of common stock of
affiliated company in 1997                                        12.5      108.4      938.4
------------------------------------------------------------
Separate account receivable due to change in valuation              --         --       (2.6)
------------------------------------------------------------
Dividends to shareholder                                        (530.0)    (220.0)    (150.0)
------------------------------------------------------------  --------   --------   --------
Capital and surplus at end of year                            $2,526.5   $2,564.5   $2,968.4
------------------------------------------------------------  ========   ========   ========

See accompanying notes.                                                      S-3

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS -- STATUTORY BASIS

                                                              YEAR ENDED DECEMBER 31
                                                              1999        1998         1997
                                                              ---------   ----------   ---------
                                                              (IN MILLIONS)
                                                              ----------------------------------
OPERATING ACTIVITIES
Premiums, policy proceeds and other considerations received   $ 7,671.1   $ 13,495.2   $ 6,364.3
------------------------------------------------------------
Allowances and reserve adjustments paid on reinsurance ceded      (19.9)      (632.4)     (649.2)
------------------------------------------------------------
Investment income received                                      2,168.6      2,003.9     1,798.8
------------------------------------------------------------
Separate account investment management and administration
service fees                                                      470.6        396.3       325.5
------------------------------------------------------------
Benefits paid                                                  (8,699.4)    (7,395.8)   (5,345.2)
------------------------------------------------------------
Insurance expenses paid                                        (1,734.5)    (2,909.7)   (3,193.0)
------------------------------------------------------------
Proceeds related to sale of disability income business             71.8           --          --
------------------------------------------------------------
Federal income taxes recovered (paid)                             (81.2)        84.2       (87.0)
------------------------------------------------------------
Dividends to policyholders                                        (82.8)       (12.9)      (28.4)
------------------------------------------------------------
Other income received and expenses paid, net                      252.1        207.0        (8.7)
------------------------------------------------------------  ---------   ----------   ---------
Net cash provided by (used in) operating activities                16.4      5,235.8      (822.9)
------------------------------------------------------------

INVESTING ACTIVITIES
Sale, maturity or repayment of investments                      6,557.7     10,926.5    12,142.6
------------------------------------------------------------
Purchase of investments                                        (5,940.8)   (16,950.0)  (10,345.0)
------------------------------------------------------------
Other sources (uses) including reinsured policy loans            (497.0)      (778.3)      529.1
------------------------------------------------------------  ---------   ----------   ---------
Net cash provided by (used in) investing activities               119.9     (6,801.8)    2,326.7
------------------------------------------------------------

FINANCING ACTIVITIES
Surplus paid-in                                                    12.5        108.4          --
------------------------------------------------------------
Proceeds from surplus notes from shareholder                         --      1,250.0          --
------------------------------------------------------------
Proceeds from borrowings from shareholder                         205.0        140.0       120.0
------------------------------------------------------------
Repayment of borrowings from shareholder                         (140.0)      (120.0)     (100.0)
------------------------------------------------------------
Dividends paid to shareholder                                    (530.0)      (220.0)     (150.0)
------------------------------------------------------------  ---------   ----------   ---------
Net cash provided by (used in) financing activities              (452.5)     1,158.4      (130.0)
------------------------------------------------------------  ---------   ----------   ---------
Net increase (decrease) in cash and short-term investments       (316.2)      (407.6)    1,373.8
------------------------------------------------------------
Cash and short-term investments at beginning of year            1,725.4      2,133.0       759.2
------------------------------------------------------------  ---------   ----------   ---------
Cash and short-term investments at end of year                $ 1,409.2   $  1,725.4   $ 2,133.0
------------------------------------------------------------  =========   ==========   =========

See accompanying notes.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

    ORGANIZATION AND OPERATIONS
    The Lincoln National Life Insurance Company (the "Company") is a wholly owned subsidiary of Lincoln National Corporation ("LNC") and is domiciled in Indiana. As of December 31, 1999, the Company owned 100% of the outstanding common stock of four insurance company subsidiaries and four non-insurance subsidiaries. The Company also owned 85% of the common stock of an Internet distributor of variable annuities.

    The Company's principal businesses consist of underwriting annuities, deposit-type contracts and life and health insurance through multiple distribution channels and the reinsurance of individual and group life and health business. The Company is licensed and sells its products in 49 states, Canada and several U.S. territories.

    USE OF ESTIMATES
    The nature of the insurance and investment management businesses requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. Actual results could differ from those estimates.

    BASIS OF PRESENTATION
    The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance ("Insurance Department"), which practices differ from accounting principles generally accepted in the United States ("GAAP"). The more significant variances from GAAP are as follows:

    INVESTMENTS
    Bonds and preferred stocks are reported at cost or amortized cost or fair value based on their National Association of Insurance Commissioners ("NAIC") rating. For GAAP, the Company's bonds and preferred stocks are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported directly in shareholder's equity after adjustments for related amortization of deferred acquisition costs, additional policyholder commitments and deferred income taxes.

    Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is classified as a real estate investment rather than reported as an operating asset, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

    Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. The asset valuation reserve ("AVR") is determined by a NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under GAAP, realized capital gains and losses are reported in the income statement on a pre-tax basis in the period in which the asset giving rise to the gain or loss is sold and writedowns are provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines are charged to income.

    SUBSIDIARIES
    The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required by GAAP. Under statutory accounting principles, the Company's insurance subsidiaries are carried at their statutory-basis net equity and the non-insurance subsidiaries are carried at their GAAP-basis net equity, adjusted for certain items which would be non-admitted under statutory accounting principles. Both insurance subsidiaries and non-insurance subsidiaries are presented in the balance sheet as investments in affiliated common stocks.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    POLICY ACQUISITION COSTS
    The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance, annuity and other investment-type products, deferred policy acquisition costs, to the extent recoverable from future gross profits, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

    NONADMITTED ASSETS
    Certain assets designated as "nonadmitted," principally furniture and equipment and certain receivables, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

    PREMIUMS
    Revenues for universal life policies consist of the entire premium received. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue.

    Premiums and deposits with respect to annuity and other investment-type contracts are reported as premium revenues; whereas, under GAAP, such premiums and deposits are treated as liabilities and policy charges represent revenues.

    BENEFIT RESERVES
    Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

    Death benefits paid, policy and contract withdrawals, and the change in policy reserves on universal life policies, annuity and other investment-type contracts are reported as benefits and settlement expenses in the accompanying statements of income; whereas, under GAAP, withdrawals are treated as a reduction of the policy or contract liabilities and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

    REINSURANCE
    Premiums, claims and policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance amounts. For GAAP, all assets and liabilities related to reinsurance ceded contracts are reported on a gross basis.

    A liability for reinsurance balances has been provided for unsecured policy and contract liabilities and unearned premiums ceded to reinsurers not authorized by the Insurance Department to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is established through a charge to income.

    Commissions on business ceded are reported as income when received rather than deferred and amortized with deferred policy acquisition costs. Business assumed under 100% indemnity reinsurance agreements is accounted for as a purchase for GAAP reporting purposes and the ceding commission represents the purchase price. Under purchase accounting, assets acquired and liabilities assumed are reported at fair value at the date of the transaction and the excess of the purchase price over the sum of the amounts assigned to assets acquired less liabilities assumed is recorded as goodwill. On a statutory-basis, the ceding commission is expensed when paid and reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

    Certain reinsurance contracts meeting risk transfer requirements under statutory-basis accounting practices have been accounted for using traditional reinsurance accounting; whereas, such contracts are accounted for using deposit accounting under GAAP.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    INCOME TAXES
    Deferred income taxes are not provided for differences between financial statement amounts and tax bases of assets and liabilities.

    POLICYHOLDER DIVIDENDS
    Policyholder dividends are recognized when declared rather than over the term of the related policies.

    SURPLUS NOTES DUE TO LNC
    Surplus notes due to LNC are reported as surplus rather than as liabilities. On a statutory-basis, interest on surplus notes is not accrued until approval is received from the Indiana Insurance Commissioner; whereas, under GAAP, interest would be accrued periodically based on the outstanding principal and the interest rate.

    STATEMENTS OF CASH FLOWS
    Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

    A reconciliation of the Company's net income (loss) and capital and surplus determined on a statutory-basis with amounts determined in accordance with GAAP is as follows:

                                              CAPITAL AND SURPLUS             NET INCOME (LOSS)
                                              ----------------------------------------------------------------------
                                              DECEMBER 31                     YEAR ENDED DECEMBER 31
                                              1999            1998            1999            1998            1997
                                              ----------------------------------------------------------------------
                                              (IN MILLIONS)
                                              ----------------------------------------------------------------------
   Amounts reported on a statutory-basis      $ 2,526.5       $ 2,564.5       $   512.9       $(1,150.3)      $392.9
   -----------------------------------------
   GAAP adjustments:
     Deferred policy acquisition costs,
       present value of future profits and
       non-admitted goodwill                    3,628.2         3,085.2           135.0            48.5        (98.9)
      --------------------------------------
     Policy and contract reserves              (1,943.1)       (2,299.9)          (97.9)        1,743.4        (48.6)
      --------------------------------------
     Interest maintenance reserve                  72.3           159.7           (86.6)           24.4         58.7
      --------------------------------------
     Deferred income taxes                        244.5           181.6          (117.4)         (218.6)        70.3
      --------------------------------------
     Policyholders' share of earnings and
       surplus on participating business         (122.7)         (132.8)           (1.8)            3.2          5.3
      --------------------------------------
     Asset valuation reserve                      490.9           484.5              --              --           --
      --------------------------------------
     Net realized gain (loss) on investments     (186.4)         (174.1)          (32.4)         (116.7)       (20.4)
      --------------------------------------
     Unrealized gain (loss) on investments       (555.2)        1,335.1              --              --           --
      --------------------------------------
     Nonadmitted assets, including
       nonadmitted investments                    139.6           119.1              --              --           --
      --------------------------------------
     Investments in subsidiary companies          460.9           490.4            39.1            41.3        (80.5)
      --------------------------------------
     Surplus notes and related interest        (1,250.0)       (1,251.5)            1.5            (1.5)          --
      --------------------------------------
     Other, net                                   (61.0)         (120.1)          129.8           103.6        (35.0)
      --------------------------------------  ---------       ---------       ---------       ---------       ------
   Net increase (decrease)                        918.0         1,877.2           (30.7)        1,627.6       (149.1)
   -----------------------------------------  ---------       ---------       ---------       ---------       ------
   Amounts on a GAAP basis                    $ 3,444.5       $ 4,441.7       $   482.2       $   477.3       $243.8
   -----------------------------------------  =========       =========       =========       =========       ======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    Other significant accounting practices are as follows:

    INVESTMENTS
    Bonds not backed by loans are principally stated at amortized cost and the discount or premium is amortized using the interest method.

    Mortgage-backed bonds are valued at amortized cost and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities.

    Short-term investments include investments with maturities of less than one year at the date of acquisition. The carrying amounts for these investments approximate their fair values.

    Preferred stocks are reported at cost or amortized cost.

    Unaffiliated common stocks are reported at fair value as determined by the Securities Valuation Office of the NAIC and the related unrealized gains (losses) are reported in unassigned surplus without adjustment for federal income taxes.

    Policy loans are reported at unpaid balances.

    The Company uses various derivative instruments as part of its overall liability-asset management program for certain investments and life insurance and annuity products. The Company values all derivative instruments on a basis consistent with that of the hedged item. Upon termination, gains and losses on those instruments are included in the carrying values of the underlying hedged items or deferred in IMR, where applicable, and are amortized over the remaining lives of the hedged items as adjustments to investment income. Any unamortized gains or losses are recognized when the underlying hedged items are sold. The premiums paid for interest rate caps and swaptions are deferred and amortized to net investment income on a straight-line basis over the term of the respective derivative.

    Hedge accounting is applied as indicated above after the Company determines that the items to be hedged expose the Company to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. government obligations and foreign exchange risk. Moreover, the derivatives used are designated as a hedge and reduce the indicated risk by having a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. Should such criteria not be met or if the hedged items are sold, terminated or matured, the change in value of the derivatives is included in net income.

    Mortgage loans on real estate are reported at unpaid balances, less allowances for impairments. Real estate is reported at depreciated cost.

    Realized investment gains and losses on investments sold are determined using the specific identification method. Changes in admitted asset carrying amounts of bonds, mortgage loans and common and preferred stocks are credited or charged directly in unassigned surplus.

    LOANED SECURITIES
    Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. In other instances, the Company will hold as collateral securities with a market value at least equal to the securities loaned. Securities held as collateral are not recorded in the Company's balance sheet in accordance with accounting guidance for secured borrowings and collateral. The Company's agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. The Company values collateral daily and obtains additional collateral when deemed appropriate.

    GOODWILL
    Goodwill, which represents the excess, subject to certain limitations, of the ceding commission over statutory-basis net assets of business purchased

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    under an assumption reinsurance agreement, is amortized on a straight-line basis over ten years.

    PREMIUMS
    Life insurance and annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the contract term of the policies.

    BENEFITS
    Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Insurance Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death, except for policies issued prior to March 1977. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenerios indicate the need for such reserves. If net premiums exceed the gross premiums on any insurance in-force, additional reserves are established. Benefit reserves for policies underwritten on a substandard basis are determined using the multiple table reserve method.

    The tabular interest, tabular less actual reserves released and tabular cost have been determined by formula or from the basic data for such items. Tabular interest funds not involving life contingencies were determined using the actual interest credited to the funds plus the change in accrued interest.

    Liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

    CLAIMS AND CLAIM ADJUSTMENT EXPENSES
    Unpaid claims and claim adjustment expenses on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred during the year. The Company does not discount claims and claim adjustment expense reserves. The reserves for unpaid claims and claim adjustment expenses are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims and claim adjustment expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

    REINSURANCE CEDED AND ASSUMED
    Reinsurance premiums, benefits and claims and claim adjustment expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Certain business is transacted on a funds withheld basis and investment income on investments managed by the Company are reported in net investment income.

    PENSION BENEFITS
    Costs associated with the Company's defined benefit pension plans are systematically accrued during the expected period of active service of the covered employees.

    INCOME TAXES
    The Company and eligible subsidiaries have elected to file consolidated federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, the Company provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that the Company will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

    STOCK OPTIONS
    The Company recognizes compensation expense for its stock option incentive plans using the intrinsic value method of accounting. Under the terms of the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    LNC's common stock at the grant date, or other measurement date, over the amount an employee or agent must pay to acquire the stock.

    ASSETS HELD IN SEPARATE ACCOUNTS AND LIABILITIES RELATED TO SEPARATE
    ACCOUNTS
    Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered for variable life and variable annuity contracts and for which the contractholder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value. The operations of the separate accounts are not included in the accompanying financial statements. Policy administration and investment management fees charged on separate account policyholder deposits are included in income from separate account investment management and administration service fees. Mortality charges on variable universal life contracts are included in income from expense charges on deposit funds. Fees charged relative to variable annuity and variable universal life administration agreements for separate account products sold by other insurance companies and not recorded on the Company's financial statements are included in income from separate account investment management and administration service fees.

2.  PERMITTED STATUTORY ACCOUNTING PRACTICES
    The Company's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Insurance Department. "Prescribed" statutory accounting practices are interspersed throughout state insurance laws and regulations, the NAIC's ACCOUNTING PRACTICES AND PROCEDURES MANUAL and a variety of other NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future.

    In 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory-basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the state of Indiana must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time, it is anticipated that Indiana will adopt Codification, however, based on current guidance, management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS
    The major categories of net investment income are as follows:

                                                                 YEAR ENDED DECEMBER 31
                                                                 1999           1998           1997
                                                                 --------------------------------------
                                                                 (IN MILLIONS)
                                                                 --------------------------------------
   Income:
     Bonds                                                       $1,840.6       $1,714.3       $1,524.4
   ------------------------------------------------------------
     Preferred stocks                                                20.3           19.7           23.5
   ------------------------------------------------------------
     Unaffiliated common stocks                                       6.3           10.6            8.3
   ------------------------------------------------------------
     Affiliated common stocks                                         7.8            5.2           15.0
   ------------------------------------------------------------
     Mortgage loans on real estate                                  321.0          323.6          257.2
   ------------------------------------------------------------
     Real estate                                                     57.8           81.4           92.2
   ------------------------------------------------------------
     Policy loans                                                   101.7           86.5           37.5
   ------------------------------------------------------------
     Other investments                                               50.6           26.5           28.2
   ------------------------------------------------------------
     Cash and short-term investments                                 95.9          104.7           70.3
   ------------------------------------------------------------  --------       --------       --------
   Total investment income                                        2,502.0        2,372.5        2,056.6
   ------------------------------------------------------------
   Expenses:
     Depreciation                                                    14.4           19.3           21.0
   ------------------------------------------------------------
     Other                                                          284.4          246.0          188.5
   ------------------------------------------------------------  --------       --------       --------
   Total investment expenses                                        298.8          265.3          209.5
   ------------------------------------------------------------  --------       --------       --------
   Net investment income                                         $2,203.2       $2,107.2       $1,847.1
   ------------------------------------------------------------  ========       ========       ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS (CONTINUED)
    The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds are summarized as follows:

                                                        COST OR         GROSS            GROSS
                                                        AMORTIZED       UNREALIZED       UNREALIZED       FAIR
                                                        COST            GAINS            LOSSES           VALUE
                                                        -----------------------------------------------------------
                                                        (IN MILLIONS)
                                                        -----------------------------------------------------------
   At December 31, 1999:
     Corporate                                          $17,758.4        $  229.6          $763.0         $17,225.0
      ------------------------------------------------
     U.S. government                                        316.8            29.6            21.5             324.9
      ------------------------------------------------
     Foreign government                                     984.5            49.8            39.9             994.4
      ------------------------------------------------
     Mortgage-backed                                      3,913.7            46.2           139.0           3,820.9
      ------------------------------------------------
     State and municipal                                     11.6              --              .5              11.1
      ------------------------------------------------  ---------        --------          ------         ---------
                                                        $22,985.0        $  355.2          $963.9         $22,376.3
                                                        =========        ========          ======         =========

   At December 31, 1998:
     Corporate                                          $17,658.4        $1,159.8          $148.2         $18,670.0
      ------------------------------------------------
     U.S. government                                        900.7            88.8             3.4             986.1
      ------------------------------------------------
     Foreign government                                     947.8            59.9            61.2             946.5
      ------------------------------------------------
     Mortgage-backed                                      4,312.1           171.6            33.4           4,450.3
      ------------------------------------------------
     State and municipal                                     11.9              .7              --              12.6
      ------------------------------------------------  ---------        --------          ------         ---------
                                                        $23,830.9        $1,480.8          $246.2         $25,065.5
                                                        =========        ========          ======         =========

    The carrying amounts of bonds in the balance sheets at December 31, 1999 and 1998 reflect adjustments of $38,900,000 and $11,800,000, respectively, to decrease amortized cost as a result of the Securities Valuation Office of the NAIC ("SVO") designating certain investments as in or near default.

    A summary of the cost or amortized cost and fair value of investments in bonds at December 31, 1999, by contractual maturity, is as follows:

                                                                 COST OR
                                                                 AMORTIZED       FAIR
                                                                 COST            VALUE
                                                                 -------------------------
                                                                 (IN MILLIONS)
                                                                 -------------------------
   Maturity:
     In 2000                                                     $   598.0       $   599.2
   ------------------------------------------------------------
     In 2001-2004                                                  4,359.8         4,313.4
   ------------------------------------------------------------
     In 2005-2009                                                  6,636.0         6,392.9
   ------------------------------------------------------------
     After 2009                                                    7,477.5         7,249.9
   ------------------------------------------------------------
     Mortgage-backed securities                                    3,913.7         3,820.9
   ------------------------------------------------------------  ---------       ---------
   Total                                                         $22,985.0       $22,376.3
   ------------------------------------------------------------  =========       =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS (CONTINUED)
    The expected maturities may differ from the contractual maturities in the foregoing table because certain borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

    Proceeds from sales of investments in bonds during 1999, 1998 and 1997 were $5,351,400,000, $9,395,000,000 and
    $9,715,000,000, respectively. Gross gains during 1999, 1998 and 1997 of $95,400,000, $186,300,000 and $218,100,000,
    respectively, and gross losses of $195,500,000, $138,000,000 and $78,000,000, respectively, were realized on those sales.

    At December 31, 1999 and 1998, investments in bonds, with an admitted asset value of $116,500,000 and $97,800,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

    Unrealized gains and losses on investments in unaffiliated common stocks are reported directly in unassigned surplus and are not reported in the statutory-basis Statements of Operations. The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in unaffiliated common stocks and preferred stocks are as follows:

                                             COST OR    GROSS       GROSS
                                             AMORTIZED  UNREALIZED  UNREALIZED  FAIR
                                             COST       GAINS       LOSSES      VALUE
                                             -----------------------------------------
                                             (IN MILLIONS)
                                             -----------------------------------------
   At December 31, 1999:
     Preferred stocks                         $253.8      $ 1.3       $31.5     $223.6
   ----------------------------------------
     Unaffiliated common stocks                150.4       34.2        17.7      166.9
   ----------------------------------------
   At December 31, 1998:
     Preferred stocks                         $236.0      $ 8.9       $ 2.4     $242.5
   ----------------------------------------
     Unaffiliated common stocks                223.3       62.0        26.0      259.3
   ----------------------------------------

    The carrying amount of preferred stocks in the balance sheets at December 31, 1999 and 1998 reflects adjustments of $4,100,000 and $5,800,000, respectively, to decrease amortized cost as a result of the SVO designating certain investments as low or lower quality.

    During 1999, the minimum and maximum lending rates for mortgage loans were 6.5% and 11.5%, respectively. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 75%. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS (CONTINUED)
    Components of the Company's investments in real estate are summarized as follows:

                                                                 DECEMBER 31
                                                                 1999         1998
                                                                 -------------------
                                                                 (IN MILLIONS)
                                                                 -------------------
   Occupied by the Company:
     Land                                                        $  2.5       $  2.5
   ------------------------------------------------------------
     Buildings                                                     11.1          9.0
   ------------------------------------------------------------
     Less accumulated depreciation                                 (2.2)        (1.7)
   ------------------------------------------------------------  ------       ------
   Net real estate occupied by the Company                         11.4          9.8
   ------------------------------------------------------------
   Other:
     Land                                                          46.2         93.2
   ------------------------------------------------------------
     Buildings                                                    226.8        413.0
   ------------------------------------------------------------
     Other                                                          4.7          7.9
   ------------------------------------------------------------
     Less accumulated depreciation                                (35.1)       (50.1)
   ------------------------------------------------------------  ------       ------
   Net other real estate                                          242.6        464.0
   ------------------------------------------------------------  ------       ------
   Net real estate                                               $254.0       $473.8
   ------------------------------------------------------------  ======       ======

    Net realized capital gains are reported net of federal income taxes and amounts transferred to the IMR as follows:

                                                                 1999         1998         1997
                                                                 --------------------------------
                                                                 (IN MILLIONS)
                                                                 --------------------------------
   Net realized capital gains                                    $ 20.8       $179.7       $209.3
   ------------------------------------------------------------
   Less amount transferred to IMR (net of related taxes
   (credits) of ($31.4), $27.3 and $54.0 in 1999, 1998 and
   1997, respectively)                                            (58.3)        50.8        100.2
   ------------------------------------------------------------  ------       ------       ------
                                                                   79.1        128.9        109.1
   Less federal income taxes (credits) on realized gains          (35.3)        82.1         77.8
   ------------------------------------------------------------  ------       ------       ------
   Net realized capital gains after transfer to IMR and taxes
   (credits)                                                     $114.4       $ 46.8       $ 31.3
   ------------------------------------------------------------  ======       ======       ======

4.  SUBSIDIARIES
    The Company owns 100% of the outstanding common stock of four insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn"), Lincoln National Health & Casualty Insurance Company ("LNH&C"), Lincoln National Reassurance Company ("LNRAC") and Lincoln Life & Annuity Company of New York ("LNY"). The Company also owns 100% of the outstanding common stock of four non-insurance company subsidiaries: Lincoln National Insurance Associates ("LNIA"), Sagemark Consulting, Inc. ("Sagemark"), Wakefield Tower Alpha Limited ("Wakefield"), and Lincoln Realty Capital

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

4.  SUBSIDIARIES (CONTINUED)
    Corporation ("LRCC"). The Company also owns 85% of one non-insurance company subsidiary, AnnuityNet, Inc.
    (AnnuityNet). Statutory-basis financial information related to the insurance subsidiaries is summarized as follows (in millions):

                                                              DECEMBER 31, 1999
                                                              ----------------------------------
                                                              FIRST
                                                              PENN      LNH&C   LNRAC   LNY
                                                              ----------------------------------
   Cash and invested assets                                   $1,318.7  $434.6  $443.6  $1,888.6
   ---------------------------------------------------------
   Other assets                                                   40.6   55.5    492.6     403.1
   ---------------------------------------------------------  --------  ------  ------  --------
   Total admitted assets                                      $1,359.3  $490.1  $936.2  $2,291.7
   ---------------------------------------------------------  ========  ======  ======  ========

   Insurance reserves                                         $1,242.2  $394.4  $261.4  $1,802.4
   ---------------------------------------------------------
   Other liabilities                                              44.3   27.9    614.4      25.6
   ---------------------------------------------------------
   Liabilities related to separate accounts                         --     --       --     328.8
   ---------------------------------------------------------
   Capital and surplus                                            72.8   67.8     60.4     134.9
   ---------------------------------------------------------  --------  ------  ------  --------
   Total liabilities and capital and surplus                  $1,359.3  $490.1  $936.2  $2,291.7
   ---------------------------------------------------------  ========  ======  ======  ========

                                                                YEAR ENDED DECEMBER 31, 1999
                                                                -----------------------------------------------
                                                                FIRST
                                                                PENN         LNH&C        LNRAC        LNY
                                                                -----------------------------------------------
   Revenues                                                     $332.7       $263.3       $ 88.4       $  313.3
   -----------------------------------------------------------
   Expenses                                                      329.0       346.9          75.4          291.4
   -----------------------------------------------------------
   Net realized gains (losses)                                      --          --            .2           (2.0)
   -----------------------------------------------------------  ------       ------       ------       --------
   Net income (loss)                                            $  3.7       $(83.6)      $ 13.2       $   19.9
   -----------------------------------------------------------  ======       ======       ======       ========

                                                               DECEMBER 31, 1998
                                                               ----------------------------------
                                                               FIRST
                                                               PENN      LNH&C   LNRAC   LNY
                                                               ----------------------------------
   Cash and invested assets                                    $1,221.1  $333.9  $403.6  $1,938.0
   ----------------------------------------------------------
   Other assets                                                    40.3   31.3   490.0      270.2
   ----------------------------------------------------------  --------  ------  ------  --------
   Total admitted assets                                       $1,261.4  $365.2  $893.6  $2,208.2
   ----------------------------------------------------------  ========  ======  ======  ========

   Insurance reserves                                          $1,149.8  $266.3  $281.8  $1,814.5
   ----------------------------------------------------------
   Other liabilities                                               42.0   24.0   553.7       45.1
   ----------------------------------------------------------
   Liabilities related to separate accounts                          --     --      --      236.9
   ----------------------------------------------------------
   Capital and surplus                                             69.6   74.9    58.1      111.7
   ----------------------------------------------------------  --------  ------  ------  --------
   Total liabilities and capital and surplus                   $1,261.4  $365.2  $893.6  $2,208.2
   ----------------------------------------------------------  ========  ======  ======  ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

4.  SUBSIDIARIES (CONTINUED)

                                                                YEAR ENDED DECEMBER 31, 1998
                                                                ---------------------------------
                                                                FIRST
                                                                PENN    LNH&C    LNRAC   LNY
                                                                ---------------------------------
   Revenues                                                     $310.4  $ 165.0  $150.3  $1,402.6
   -----------------------------------------------------------
   Expenses                                                      310.6    164.4  139.5    1,656.1
   -----------------------------------------------------------
   Net realized gains (losses)                                    (0.3)     0.9   (0.1)      (0.7)
   -----------------------------------------------------------  ------  -------  ------  --------
   Net income (loss)                                            $ (0.5) $   1.5  $10.7   $ (254.2)
   -----------------------------------------------------------  ======  =======  ======  ========

    AnnuityNet was formed in 1998 for the distribution of variable annuities over the Internet and is valued on the equity method (at 85% of GAAP equity) with an admitted asset value of $2,400,000 at December 31, 1999. LNIA was purchased in 1998 for $600,000 and is valued on the equity method with an admitted asset value of $800,000 at December 31, 1999. Sagemark is a broker dealer and was acquired in connection with a reinsurance transaction completed in 1998. Sagemark is valued on the equity method with an admitted asset value of $6,400,000 at December 31, 1999. Wakefield was formed in 1999 to engage in the ownership and management of investments and is valued on the equity method with an admitted asset value of $248,300,000. Wakefield's assets as of December 31, 1999 consist entirely of investments in bonds. LRCC was formed in 1999 to engage in the management of certain real estate investments. It was capitalized with cash and three real estate investments of $12,700,000 and is valued on the equity method with an admitted asset value of $10,900,000.

    The carrying value of all affiliated common stocks, was $604,700,000 and $322,100,000 at December 31, 1999 and 1998,
    respectively. The insurance affiliates are carried at statutory-basis net equity while other affiliates are recorded at GAAP-basis net equity, adjusted for certain items which would be non-admitted under statutory accounting principles. The cost basis of investments in subsidiaries as of December 31, 1999 and 1998 was $970,700,000 and
    $631,100,000, respectively.

    During 1999, 1998 and 1997 the Company's insurance subsidiaries paid dividends of $5,200,000, $5,200,000 and $15,000,000, respectively.

5.  FEDERAL INCOME TAXES
    The effective federal income tax rate in the accompanying Statements of Operations differs from the prevailing statutory tax rate principally due to tax-exempt investment income, dividends received tax deductions and differences between statutory accounting and tax return recognition relative to policy acquisition costs, policy and contract liabilities and reinsurance ceding commissions.

    In 1999, 1998 and 1997, federal income tax expense (benefit) incurred totaled $85,400,000, ($141,000,000) and
    $78,300,000, respectively. In 1999, capital losses of $151,700,000 were incurred, and carried back to recover taxes paid in prior years.

    The Company paid $45,300,000, $2,300,000 and $164,500,000 to
    LNC in 1999, 1998 and 1997, respectively, in federal income taxes.

    Under prior income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." The Company has approximately $187,000,000 of untaxed "Policyholders' Surplus" on which no payment of federal

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

5.  FEDERAL INCOME TAXES (CONTINUED)
    income taxes will be required unless it is distributed as a dividend, or under other specified conditions. Barring the passage of unfavorable legislation, the Company does not believe that any significant portion of the account will be taxed in the foreseeable future and no related tax liability has been recognized. If the entire balance of the account became taxable under the current federal income tax rate, the tax would be approximately $65,500,000.

6.  SUPPLEMENTAL FINANCIAL DATA
    The balance sheet caption "Reinsurance recoverable" includes amounts recoverable from other insurers for claims paid by the Company. The balance sheet caption, "Future policy benefits and claims," and the balance sheet caption "Other policyholder funds" have been reduced for insurance ceded as follows:

                                                                 DECEMBER 31
                                                                 1999           1998
                                                                 -----------------------
                                                                 (IN MILLIONS)
                                                                 -----------------------
   Insurance ceded                                               $5,340.0       $4,081.8
   ------------------------------------------------------------
   Amounts recoverable from other insurers                           81.2           79.9
   ------------------------------------------------------------

    Reinsurance transactions, excluding assumption reinsurance, included in the income statement caption, "Premiums and deposits," are as follows:

                                                                 YEAR ENDED DECEMBER 31
                                                                 1999           1998           1997
                                                                 ------------------------------------
                                                                 (IN MILLIONS)
                                                                 ------------------------------------
   Insurance assumed                                             $2,606.5       $9,018.9       $727.2
   ------------------------------------------------------------
   Insurance ceded                                                1,675.1          877.1        302.9
   ------------------------------------------------------------  --------       --------       ------
   Net amount included in premiums                               $  931.4       $8,141.8       $424.3
   ------------------------------------------------------------  ========       ========       ======

    The income statement caption, "Benefits and settlement expenses," is net of reinsurance recoveries of $2,609,000,000, $2,098,800,000 and $1,240,500,000 for 1999,
    1998 and 1997, respectively.

    Details underlying the balance sheet caption "Other policyholder funds" are as follows:

                                                                 DECEMBER 31
                                                                 1999            1998
                                                                 -------------------------
                                                                 (IN MILLIONS)
                                                                 -------------------------
   Premium deposit funds                                         $16,208.3       $16,285.2
   ------------------------------------------------------------
   Undistributed earnings on participating business                  346.9           348.4
   ------------------------------------------------------------
   Other                                                              34.3            13.9
   ------------------------------------------------------------  ---------       ---------
                                                                 $16,589.5       $16,647.5
                                                                 =========       =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

6.  SUPPLEMENTAL FINANCIAL DATA (CONTINUED)
    Deferred and uncollected life insurance premiums and annuity considerations included in the balance sheet caption, "Premiums and fees in course of collection," are as follows:

                                                                 DECEMBER 31, 1999
                                                                 ---------------------------------
                                                                                           NET OF
                                                                 GROSS       LOADING       LOADING
                                                                 ---------------------------------
                                                                 (IN MILLIONS)
                                                                 ---------------------------------
   Ordinary new business                                         $10.8        $ 7.3         $ 3.5
   ------------------------------------------------------------
   Ordinary renewal                                               54.2          6.8          47.4
   ------------------------------------------------------------
   Group life                                                     13.7           .1          13.6
   ------------------------------------------------------------  -----        -----         -----
                                                                 $78.7        $14.2         $64.5
                                                                 =====        =====         =====

                                                                 DECEMBER 31, 1998
                                                                 ---------------------------------
                                                                                           NET OF
                                                                 GROSS       LOADING       LOADING
                                                                 ---------------------------------
                                                                 (IN MILLIONS)
                                                                 ---------------------------------
   Ordinary new business                                         $ 9.5        $ 3.4         $ 6.1
   ------------------------------------------------------------
   Ordinary renewal                                              (13.7)        11.3         (25.0)
   ------------------------------------------------------------
   Group life                                                     14.2           .2          14.0
   ------------------------------------------------------------  -----        -----         -----
                                                                 $10.0        $14.9         $(4.9)
                                                                 =====        =====         =====

7.  ANNUITY RESERVES
    At December 31, 1999, the Company's annuity reserves and deposit fund liabilities, including separate accounts, that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                 AMOUNT          PERCENT
                                                                 -----------------------
                                                                 (IN MILLIONS)
                                                                 -----------------------
   Subject to discretionary withdrawal with adjustment:
     With market value adjustment                                $ 2,427.7           4%
   ------------------------------------------------------------
     At book value, less surrender charge                          2,237.3           3
   ------------------------------------------------------------
     At market value                                              44,076.2          68
   ------------------------------------------------------------  ---------         ---
                                                                  48,741.2          75
   Subject to discretionary withdrawal without adjustment at
   book value with minimal or no charge or adjustment             13,486.5          21
   ------------------------------------------------------------
   Not subject to discretionary withdrawal                         2,622.4           4
   ------------------------------------------------------------  ---------         ---
   Total annuity reserves and deposit fund                        64,850.1         100%
   ------------------------------------------------------------                    ===
   Less reinsurance                                                1,548.0
   ------------------------------------------------------------  ---------
   Net annuity reserves and deposit fund liabilities, including
   separate accounts                                             $63,302.1
   ------------------------------------------------------------  =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

8.  CAPITAL AND SURPLUS
    In 1998, the Company issued two surplus notes to LNC in return for cash of $1,250,000,000. The first note for $500,000,000 was issued to LNC in connection with the CIGNA Corporation ("CIGNA")indemnity reinsurance transaction on January 5, 1998. This note calls for the Company to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before January 5, 2003. Any payment of interest or repayment of principal may be paid only out of the Company's earnings, only if the Company's surplus exceeds specified levels ($2,315,700,000 at December 31, 1999), and subject to approval by the Indiana Insurance Commissioner.

    The second note for $750,000,000 was issued on December 18, 1998 to LNC in connection with the Aetna, Inc. ("Aetna") indemnity reinsurance transaction. This note calls for the Company to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before December 18, 2003. Any payment of interest or repayment of principal may be paid only out of the Company's earnings, only if the Company's surplus exceeds specified levels ($2,379,600,000 at December 31, 1999), and subject to approval by the Indiana Insurance Commissioner.

    A summary of the terms of these surplus notes follows (in millions):

                                                     PRINCIPAL                     INCEPTION       ACCRUED
                                                   OUTSTANDING AT                   TO DATE      INTEREST AT
                                     PRINCIPAL      DECEMBER 31,   CURRENT YEAR    INTEREST     DECEMBER 31,
  DATE ISSUED                      AMOUNT OF NOTE       1999       INTEREST PAID     PAID           1999
  -----------                      --------------  --------------  -------------  -----------  ---------------
  January 5, 1998                   $     500.0      $     500.0    $     32.8    $     65.1   $            --
  -------------------------------
  December 18, 1998                       750.0            750.0          46.7          46.7                --
  -------------------------------

    Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 1999, the Company exceeds the RBC requirements.

    The payment of dividends by the Company is limited and cannot be made except from earned profits. The maximum amount of dividends that may be paid by life insurance companies without prior approval of the Indiana Insurance Commissioner is subject to restrictions relating to statutory surplus and net gain from operations. In January 1998, the Company assumed a block of individual life insurance and annuity business from CIGNA and in October 1998, the Company assumed a block of individual life insurance business from Aetna (SEE NOTE 10). The statutory accounting regulations do not allow goodwill to be recognized on indemnity reinsurance transactions and therefore, the related ceding commission was expensed in the accompanying Statement of Operations and resulted in the reduction of unassigned surplus. As a result of these transactions, the Company's statutory-basis unassigned surplus is negative as of December 31, 1999 and it will be necessary for the Company to obtain prior approval of the Indiana Insurance Commissioner before paying any dividends to LNC until such time as statutory-basis unassigned surplus is positive. The time frame for unassigned surplus to return to a positive position is dependent upon future statutory earnings and dividends paid to LNC. Although no assurance can be given, management believes that the approvals for the payment of such dividends in amounts consistent with those paid in the past can be obtained.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

9.  EMPLOYEE BENEFIT PLANS
    LNC maintains defined benefit pension plans for its employees (including Company employees) and a defined contribution plan for the Company's agents. LNC also maintains 401(k) plans, deferred compensation plans and postretirement medical and life insurance plans for its employees and agents (including the Company's employees and agents). Effective July 1, 1999, the agents' postretirement plan was changed to require agents retiring on or after that date to pay the full premium costs. This change to the plan resulted in a one-time curtailment gain of $1,400,000 in 1999. The aggregate expenses and accumulated obligations for the Company's portion of these plans are not material to the Company's statutory-basis financial Statements of Operations or financial position for any of the periods shown.

    LNC has various incentive plans for key employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options granted under the stock option incentive plans are at the market value at the date of grants and, subject to termination of employment, expire ten years from the date of grant. Such options are transferable only upon death and are exercisable one year from the date of grant for options issued prior to 1992. Options issued subsequent to 1991 are exercisable in 25% increments on the option issuance anniversary in the four years following issuance.

    As of December 31, 1999, there were 2,072,087 and 1,397,005 shares of LNC common stock subject to options granted to Company employees and agents, respectively, under the stock option incentive plans of which 919,749 and 241,097, respectively, were exercisable on that date. The exercise prices of the outstanding options range from $12.50 to $56.75. During 1999, 1998 and 1997, there were 318,421, 136,469 and 170,789 options exercised, respectively, and 82,024, 18,288 and 1,846 options forfeited, respectively.

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES
    DISABILITY INCOME CLAIMS
    The liability for disability income claims net of the related asset for amounts recoverable from reinsurers at December 31, 1999 and 1998 is $221,600,000 and $670,100,000, respectively. This liability is based on the assumption that the recent experience will continue in the future. If incidence levels and/or claim termination rates fluctuate significantly from the assumptions underlying reserves, adjustments to reserves could be required in the future. Accordingly, this liability may prove to be deficient or excessive. The Company reviews reserve levels on an ongoing basis. However, it is management's opinion that such future development will not materially affect the financial position of the Company.

    During 1997, the Company conducted an in-depth review of loss experience on its disability income business. As a result of this study, the reserve level was deemed to be inadequate to meet future obligations if current incident levels were to continue in the future. In order to address this situation, the Company strengthened its disability income reserves by $80,000,000 in 1997.

    PERSONAL ACCIDENT PROGRAMS
    In the past, the Company and its wholly owned subsidiary, LNH&C, accepted personal accident reinsurance programs from other insurance companies. Most of these programs were presented by independent brokers who represented the ceding companies. Certain excess-of-loss personal accident reinsurance programs created in the London market during 1993 through 1996 have produced and have potential to produce significant losses. The liabilities for these programs, net of related assets recoverable from reinsurers, were $174,700,000 and $177,400,000 at December 31, 1999 and 1998, respectively.

    Settlement activities relating to the Company's participation in workers' compensation carve-out (i.e., life and health risks associated with workers' compensation coverage) programs managed by Unicover Managers, Inc. have allowed the Company to evaluate the possibility of settlements and to estimate its potential costs to settle Unicover-related exposures. As of December 31, 1999, a liability of $62,200,000 has been established for the

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) settlement of the Company's exposure to the Unicover programs.

    These amounts are based on various estimates that are subject to considerable uncertainty. Accordingly, the liabilities may prove to be deficient or excessive. However, it is management's opinion that future developments in these programs will not materially affect the financial position of the Company.

    HMO EXCESS-OF-LOSS REINSURANCE PROGRAMS
    In light of the continued volatility in the HMO excess-of-loss line of business, LNH&C discontinued writing new HMO excess-of-loss reinsurance programs in the third quarter of 1999. The liability for HMO claims, net of the related assets for amounts recoverable from reinsurers, was $101,900,000 and $55,900,000 at December 31, 1999 and 1998, respectively. LNH&C reviews reserve levels on an ongoing basis. The liability is based on the assumption that recent experience will continue in the future. If claims and loss ratios fluctuate significantly from the assumptions underlying the reserves, adjustments to reserves could be required in the future. Accordingly, the liability may prove to be deficient or excessive. However, it is management's opinion that such future developments will not materially affect the financial position of the Company.

    MARKETING AND COMPLIANCE MATTERS
    Regulators continue to focus on market conduct and compliance issues. Under certain circumstances, companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company's management continues to monitor the Company's sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that such future development will not materially affect the financial position of the Company.

    GROUP PENSION ANNUITIES
    The liabilities for guaranteed interest and group pension annuity contracts, which are no longer being sold by the Company, are supported by a single portfolio of assets that attempts to match the duration of these liabilities. Due to the long-term nature of group pension annuities and the resulting inability to exactly match cash flows, a risk exists that future cash flows from investments will not be reinvested at rates as high as currently earned by the portfolio. Accordingly, these liabilities may prove to be deficient or excessive. However, it is management's opinion that such future development will not materially affect the financial position of the Company.

    LEASES
    The Company leases its home office properties through sale-leaseback agreements. The agreements provide for a 25 year lease period with options to renew for six additional terms of five years each. The agreements also provide the Company with the right of first refusal to purchase the properties during the term of the lease, including renewal periods, at a price as defined in the agreements. The Company also has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease ending in 2009 or on the last day of any of the renewal periods.

    Total rental expense on operating leases in 1999, 1998 and 1997 was $38,900,000, $34,000,000 and $29,300,000, respectively. Future minimum rental commitments are as follows (in millions):

   2000                              $ 28.7
   --------------------------------
   2001                                28.8
   --------------------------------
   2002                                27.5
   --------------------------------
   2003                                26.2
   --------------------------------
   2004                                26.5
   --------------------------------
   Thereafter                         123.5
   --------------------------------  ------
                                     $261.2
                                     ======

    INFORMATION TECHNOLOGY COMMITMENT
    In February 1998, the Company signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) operations. Total costs incurred in 1999 and 1998 were $67,400,000 and $54,800,000, respectively. Future minimum annual costs range from $33,600,000 to $56,800,000, however future costs are dependent on usage and could exceed these amounts.

    INSURANCE CEDED AND ASSUMED
    The Company cedes insurance to other companies, including certain affiliates. The portion of risks exceeding the Company's retention limit is reinsured with other insurers. The Company limits its maximum coverage that it retains on an individual to $10,000,000. Portions of the Company's deferred annuity business have also been coinsured with other companies to limit its exposure to interest rate risks. At December 31, 1999, the reserves associated with these reinsurance arrangements totaled $1,422,800,000. To cover products other than life insurance, the Company acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The Company remains liable if its reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements.

    Proceeds from the sale of common stock of American States Financial Corporation ("American States") and proceeds from the January 5, 1998 surplus note, were used to finance an indemnity reinsurance transaction whereby the Company and LNY reinsured 100% of a block of individual life insurance and annuity business from CIGNA. The Company paid $1,264,400,000 to CIGNA on January 2, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $1,127,700,000 in 1998, which is included in the Statement of Operations line item "Underwriting, acquisition, insurance and other expenses." At the time of closing, this block of business had statutory liabilities of $4,780,300,000 that became the Company's obligation. The Company also received assets, measured on a historical statutory-basis, equal to the liabilities.

    In connection with the completion of the CIGNA reinsurance transaction, the Company recorded a charge of $31,000,000 to cover certain costs of integrating the existing operations with the new block of business.

    In 1999, the Company and CIGNA reached an agreement through arbitration on the final statutory-basis values of the assets and liabilities reinsured. As a result, the Company's ceding commission for this transaction was reduced by $58.6 million.

    Subsequent to this transaction, the Company and LNY announced that they had reached an agreement to sell the administration rights to a variable annuity portfolio that had been acquired as part of the block of business assumed on January 2, 1998. This sale closed on October 12, 1998 with an effective date of September 1, 1998.

    On October 1, 1998, the Company and LNY entered into an indemnity reinsurance transaction whereby the Company and LNY reinsured 100% of a block of individual life insurance business from Aetna. The Company paid $856,300,000 to Aetna on October 1, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $815,300,000 in 1998, which is included in the Statement of Operations line item "Underwriting, acquisition, insurance and other expenses." At the time of closing, this block of business had statutory liabilities of $2,813,800,000 that became the Company's obligation. The Company also received assets, measured on a historical statutory-basis, equal to the liabilities. The Company financed this reinsurance transaction with proceeds from short-term debt borrowings from LNC until the December 18, 1998 surplus note was approved by the Insurance Department. Subsequent to the Aetna transaction, the Company and LNY announced that they had reached an agreement to retrocede the sponsored life business assumed for $87,600,000. The retrocession agreement closed on October 14, 1998 with an effective date of October 1, 1998.

    On November 1, 1999, the Company closed its previously announced agreement to transfer a block of disability income business to MetLife. Under this indemnity reinsurance agreement, the Company transferred $490,800,000 of cash to MetLife representing the statutory reserves transferred on this business less $17,800,000 of purchase price consideration. A gain on the reinsurance transaction of $71,800,000 was recorded directly in unassigned

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) surplus and will be recognized in statutory earnings over the life of the business.

    The Company assumes insurance from other companies, including certain affiliates. At December 31, 1999, the Company provided $270,000,000 of statutory-basis surplus relief to other insurance companies under reinsurance transactions. The Company retroceded 100% of this accepted surplus relief to its off-shore reinsurance affiliates. Generally, such amounts are offset by corresponding receivables from the ceding company, which are secured by future profits on the reinsured business. However, the Company is subject to the risk that the ceding company may become insolvent and the right of offset would not be permitted.

    The regulatory required liability for unsecured reserves ceded to unauthorized reinsurers was $17,300,000 and $43,400,000 at December 31, 1999 and 1998, respectively.

    VULNERABILITY FROM CONCENTRATIONS
    At December 31, 1999, the Company did not have a material concentration of financial instruments in a single investee or industry. The Company's investments in mortgage loans principally involve commercial real estate. At December 31, 1999, 29% of such mortgages ($1,212,700,000) involved properties located in Texas and California. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $70,000,000.

    At December 31, 1999, the Company did not have a concentration of:
    1) business transactions with a particular customer, lender or distributor;
    2) revenues from a particular product or service; 3) sources of supply of labor or services used in the business; or 4) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial condition.

    OTHER CONTINGENCY MATTERS
    The Company is involved in various pending or threatened legal proceedings arising from the conduct of business. Most of these proceedings are routine in the ordinary course of business. The Company maintains professional liability insurance coverage for certain claims in excess of $5,000,000. The degree of applicability of this coverage will depend on the specific facts of each proceeding. In some instances, these proceedings include claims for compensatory and punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these proceedings will not have a material adverse affect on the financial position of the Company.

    With the recent filing of a lawsuit alleging fraud in the sale of interest sensitive universal and whole life insurance policies, the Company now has several such actions pending. While each of these lawsuits seeks class action status, the court has not certified a class in any of them. In each of these lawsuits, plaintiffs seek unspecified damages and penalties for themselves and on behalf of the putative class. While relief sought in these lawsuits is substantial, they are in the discovery stages of litigation, and it is premature to make assessments about potential loss, if any. Management intends to defend these lawsuits vigorously. The amount of liability, if any, which may arise as a result of these lawsuits cannot be reasonably estimated at this time. In another lawsuit, a settlement has been preliminarily approved by the court, and a class has been conditionally certified for settlement purposes. Two other similar lawsuits previously have been resolved and dismissed.

    The number of insurance companies that are under regulatory supervision has resulted, and is expected to continue to result, in assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has accrued for expected assessments net of estimated future premium tax deductions.

    GUARANTEES
    The Company has guarantees with off-balance-sheet risks whose contractual amounts represent

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) credit exposure. Outstanding guarantees with off-balance-sheet risks at December 31, 1999 relate to mortgage loan pass-through certificates. The Company has sold commercial mortgage loans through grantor trusts that issued pass-through certificates. The Company has agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. The outstanding guarantees as of December 31, 1999 and 1998 were $25,900,000 and $30,900,000, respectively.
    It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default the impact would not be material to the Company. Accordingly, both the carrying value and fair value of these guarantees is zero at December 31, 1999 and 1998.

    DERIVATIVES
    The Company has derivatives with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. The Company has entered into derivative transactions to reduce its exposure to fluctuations in interest rates, the widening of bond yield spreads over comparable maturity U.S. government obligations, commodity risk, credit risk and foreign exchange risks. In addition, the Company is subject to the risks associated with changes in the value of its derivatives; however, such changes in value generally are offset by changes in the value of the items being hedged by such contracts.

    Outstanding derivatives with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                                 ASSETS (LIABILITIES)
                                                                 ---------------------------------
                                             NOTIONAL OR         CARRYING  FAIR    CARRYING  FAIR
                                             CONTRACT AMOUNTS    VALUE     VALUE   VALUE     VALUE
                                             -----------------------------------------------------
                                             DECEMBER 31         DECEMBER 31       DECEMBER 31
                                             1999      1998      1999      1999    1998      1998
                                             -----------------------------------------------------
                                             (IN MILLIONS)
                                             -----------------------------------------------------
   Interest rate derivatives:
     Interest rate cap agreements            $2,508.8  $4,108.8   $ 5.2    $  3.2   $ 9.3    $  .9
          ---------------------------------
     Swaptions                                1,837.5   1,899.5    12.2      10.8    16.2      2.5
          ---------------------------------
     Interest rate swaps                        630.9     258.3      --     (19.5)     --      9.9
          ---------------------------------
     Put options                                 21.3      21.3      --       1.9      --      2.2
          ---------------------------------  --------  --------   -----    ------   -----    -----
                                              4,998.5   6,287.9    17.4      (3.6)   25.5     15.5
   Foreign currency derivatives:
     Forward contracts                             --       1.5      --        --      --       --
          ---------------------------------
     Foreign currency swaps                      44.2      47.2      --       (.4)     --       .3
          ---------------------------------  --------  --------   -----    ------   -----    -----
                                                 44.2      48.7      --       (.4)     --       .3
   Commodity derivatives:
     Commodity swaps                               --       8.1      --        --      --      2.4
          ---------------------------------  --------  --------   -----    ------   -----    -----
                                             $5,042.7  $6,344.7   $17.4    $ (4.0)  $25.5    $18.2
                                             ========  ========   =====    ======   =====    =====

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED)
    A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts at December 31 is as follows:

                                                            INTEREST RATE CAPS            SWAPTIONS
                                                            -----------------------------------------------------
                                                            1999           1998           1999           1998
                                                            -----------------------------------------------------
                                                            (IN MILLIONS)
                                                            -----------------------------------------------------
   Balance at beginning of year                             $4,108.8       $4,900.0       $1,899.5       $1,752.0
   -------------------------------------------------------
   New contracts                                                  --          708.8             --          218.3
   -------------------------------------------------------
   Terminations and maturities                              (1,600.0)      (1,500.0)         (62.0)         (70.8)
   -------------------------------------------------------  --------       --------       --------       --------
   Balance at end of year                                   $2,508.8       $4,108.8       $1,837.5       $1,899.5
   -------------------------------------------------------  ========       ========       ========       ========

                                                                      INTEREST RATE SWAPS
                                                                      -----------------------
                                                                      1999          1998
                                                                      -----------------------
   Balance at beginning of year                                       $ 258.3       $    10.0
   ------------------------------------------------------------
   New contracts                                                        482.4         2,226.6
   ------------------------------------------------------------
   Terminations and maturities                                         (109.8)       (1,978.3)
   ------------------------------------------------------------       -------       ---------
   Balance at end of year                                             $ 630.9       $   258.3
   ------------------------------------------------------------       =======       =========

                                                                                         COMMODITY
                                                                 PUT OPTIONS             SWAPS
                                                                 ----------------------------------------
                                                                 1999        1998        1999        1998
                                                                 ----------------------------------------
   Balance at beginning of year                                  $21.3       $  --       $ 8.1       $ --
   ------------------------------------------------------------
   New contracts                                                    --        21.3          --        8.1
   ------------------------------------------------------------
   Terminations and maturities                                      --          --        (8.1)        --
   ------------------------------------------------------------  -----       -----       -----       ----
   Balance at end of year                                        $21.3       $21.3       $  --       $8.1
   ------------------------------------------------------------  =====       =====       =====       ====

                                                                 FOREIGN CURRENCY DERIVATIVES
                                                                 (FOREIGN INVESTMENTS)
                                                                 -------------------------------------------
                                                                                           FOREIGN CURRENCY
                                                                                           SWAPS
                                                                 FOREIGN EXCHANGE
                                                                 -------------------------------------------
                                                                 FORWARD CONTRACTS
                                                                 1999        1998          1999        1998
                                                                 -------------------------------------------
                                                                 (IN MILLIONS)
                                                                 -------------------------------------------
   Balance at beginning of year                                  $ 1.5       $ 163.1       $47.2       $15.0
   ------------------------------------------------------------
   New contracts                                                   2.7         419.8          --        39.2
   ------------------------------------------------------------
   Terminations and maturities                                    (4.2)       (581.4)       (3.0)       (7.0)
   ------------------------------------------------------------  -----       -------       -----       -----
   Balance at end of year                                        $  --       $   1.5       $44.2       $47.2
   ------------------------------------------------------------  =====       =======       =====       =====

    INTEREST RATE CAP AGREEMENTS
    The interest rate cap agreements, which expire in 2000 through 2006, entitle the Company to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of the Company's interest rate cap agreement program is to protect its annuity line of business from the effect of rising interest rates. The

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) premium paid for the interest rate caps is included in other investments (amortized costs of $5.2 million as of December 31, 1999) and is being amortized over the terms of the agreements. This amortization is included in net investment income.
    SWAPTIONS
    Swaptions, which expire in 2000 through 2003, entitle the Company to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of the Company's swaption program is to protect its annuity line of business from the effect of rising interest rates. The premium paid for the swaptions is included in other investments (amortized cost of $12.2 million as of December 31, 1999) and is being amortized over the terms of the agreements. This amortization is included in net investment income.
    SPREAD LOCK AGREEMENTS
    Spread-lock agreements provide for a lump sum payment to or by the Company, depending on whether the spread between the swap rate and a specified government security is larger or smaller than a contractually specified spread. Cash payments are based on the product of the notional amount, the spread between the swap rate and the yield of an equivalent maturity government security and the price sensitivity of the swap at that time. The purpose of the Company's spread-lock program is to protect a portion of its fixed maturity securities against widening of spreads. While spreadlocks are used periodically, there are no spreadlock agreements outstanding at December 31, 1999.
    INTEREST RATE SWAP AGREEMENTS
    The Company uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price, level, performance or value of one or more underlying interest rates. The Company is required to pay the counterparty to the agreement the stream of variable interest payments based on the coupon payments hedged bonds, and in turn, receives a fixed payment from the counterparty at a predetermined interest rate. The net receipts/payments from interest rate swaps are recorded in net investment income. The Company also uses interest rate swap agreements to hedge its exposure to interest rate fluctuations related to the anticipated purchase of assets to support newly acquired blocks of business or to extend the duration of certain portfolios of assets. Once the assets are purchased the gains (losses) resulting from the termination of the swap agreements will be applied to the basis of the assets. The gains (losses) will be recognized in earnings over the life of the assets. The anticipated purchase of assets related to extending the duration of certain portfolios of assets is expected to be completed in 2000.
    PUT OPTIONS
    The Company uses put options, combined with various perpetual fixed income securities, and interest rate swaps to replicate fixed income, fixed maturity investments. The risk being hedged is a drop in bond prices due to credit concerns with international bond issuers. The put options allow the Company to put the bonds back to the counterparties at original par.
    FOREIGN CURRENCY DERIVATIVES
    The Company uses a combination of foreign exchange forward contracts and foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. The foreign currency forward contracts obligate the Company to deliver a specified amount of currency at a future date at a specified exchange rate. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a fixed rate of exchange in the future.
    COMMODITY SWAPS
    The Company used a commodity swap to hedge its exposure to fluctuations in the price of gold. A commodity swap is a contractual agreement to exchange a certain amount of a particular commodity for a fixed amount of cash. The Company owned a fixed income security that met its coupon

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) payment obligations in gold bullion. The Company is obligated to pay to the counterparty the gold bullion, and in return, receives from the counterparty a stream of fixed income payments. The fixed income payments were the product of the swap notional multiplied by the fixed rate stated in the swap agreement. The net receipts or payments from commodity swaps were recorded in net investment income. The fixed income security was called in the third quarter of 1999 and the commodity swap expired.
    ADDITIONAL DERIVATIVE INFORMATION
    Expenses for the agreements and contracts described above amounted to $6,200,000, $10,000,000 and $7,000,000 in 1999, 1998 and 1997, respectively.
    Deferred gains of $100,000 as of December 31, 1999, were the result of terminated interest rate swaps. These gains are included with the related fixed maturity securities to which the hedge applied or as deferred liabilities and are being amortized over the life of such securities.
    The Company is exposed to credit loss in the event of nonperformance by counterparties on various derivative contracts. However, the Company does not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in the Company's favor. At
    December 31, 1999, the exposure was $8,500,000.
11. FAIR VALUE OF FINANCIAL INSTRUMENTS
    The following discussion outlines the methodologies and assumptions used to determine the estimated fair values of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.
    BONDS AND UNAFFILIATED COMMON STOCK
    Fair values of bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values of unaffiliated common stocks are based on quoted market prices.
    PREFERRED STOCK
    Fair values of preferred stock are based on quoted market prices, where available. For preferred stock not actively traded, fair values are based on values of issues of comparable yield and quality.
    MORTGAGE LOANS ON REAL ESTATE
    The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or 3) the fair value of the collateral if the loan is collateral dependent.
    POLICY LOANS
    The estimated fair values of investments in policy loans are calculated on a composite discounted cash flow basis using
    Treasury interest rates consistent with the maturity durations assumed. These durations are based on historical experience.
    OTHER INVESTMENTS AND CASH AND SHORT-TERM INVESTMENTS
    The carrying values for assets classified as other investments and cash and short-term investments in the accompanying statutory-basis balance sheets approximate their fair value.
    INVESTMENT-TYPE INSURANCE CONTRACTS
    The balance sheet captions, "Future policy benefits and claims" and "Other policyholder funds," include investment type insurance contracts (i.e.,

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED) deposit contracts and guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.
    The remainder of the balance sheet captions "Future policy benefits and claims" and "Other policyholder funds," that do not fit the definition of "investment-type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by the Company. It is the Company's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's capital and surplus determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed.
    SHORT-TERM DEBT
    For short-term debt, the carrying value approximates fair value.
    SURPLUS NOTES DUE TO LNC
    Fair values for surplus notes are estimated using discounted cash flow analysis based on the Company's current incremental borrowing rate for similar types of borrowing arrangements.
    GUARANTEES
    The Company's guarantees include guarantees related to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status, which indicates none of the loans are delinquent, the fair value liability for the guarantees related to the mortgage loan pass-through certificates is zero.
    DERIVATIVES
    The Company employs several different methods for determining the fair value of its derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the foreign currency exchange contracts and industry standard models that are commercially available for interest rate cap agreements, swaptions, spread lock agreements, interest rate swaps, commodity swaps and put options.
    INVESTMENT COMMITMENTS
    Fair values for commitments to make investment in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates would take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments. SEPARATE ACCOUNTS
    Assets held in separate accounts are reported in the accompanying statutory-basis balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
    The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                    DECEMBER 31
                                                    -------------------------------------------------------------
                                                    1999                              1998
                                                    -------------------------------------------------------------
                                                    CARRYING                          CARRYING
   ASSETS (LIABILITIES)                             VALUE            FAIR VALUE       VALUE            FAIR VALUE
   --------------------------------------------------------------------------------------------------------------
                                                    (IN MILLIONS)
                                                    -------------------------------------------------------------
   Bonds                                            $ 22,985.0       $ 22,376.3       $ 23,830.9       $ 25,065.5
   -----------------------------------------------
   Preferred stocks                                      253.8            223.6            236.0            242.5
   -----------------------------------------------
   Unaffiliated common stocks                            166.9            166.9            259.3            259.3
   -----------------------------------------------
   Mortgage loans on real estate                       4,211.5          4,104.0          3,932.9          4,100.1
   -----------------------------------------------
   Policy loans                                        1,652.9          1,770.5          1,606.0          1,685.9
   -----------------------------------------------
   Other investments                                     426.6            426.6            434.4            434.4
   -----------------------------------------------
   Cash and short-term investments                     1,409.2          1,409.2          1,725.4          1,725.4
   -----------------------------------------------
   Investment-type insurance contracts:
     Deposit contracts and certain guaranteed
       interest contracts                            (17,730.4)       (17,364.3)       (17,845.8)       (17,486.4)
      --------------------------------------------
     Remaining guaranteed interest and similar
       contracts                                        (454.7)          (465.1)          (714.4)          (738.2)
      --------------------------------------------
   Short-term debt                                      (205.0)          (205.0)          (140.0)          (140.0)
   -----------------------------------------------
   Surplus notes due to LNC                           (1,250.0)        (1,022.1)        (1,250.0)        (1,335.1)
   -----------------------------------------------
   Derivatives                                            17.4             (4.0)            25.5             18.2
   -----------------------------------------------
   Investment commitments                                   --             (0.8)              --              (.6)
   -----------------------------------------------
   Separate account assets                            46,105.1         46,105.1         36,907.0         36,907.0
   -----------------------------------------------
   Separate account liabilities                      (46,105.1)       (46,105.1)       (36,907.0)       (36,907.0)
   -----------------------------------------------

12. ACQUISITIONS AND SALES OF SUBSIDIARIES
    In 1997, LNC contributed 25,000,000 shares of common stock of American States to the Company. American States is a property casualty insurance holding company of which LNC owned 83.3%. The contributed common stock was accounted for as a capital contribution equal to the fair value of the common stock received by the Company. Subsequently, the American States common stock owned by the Company, along with all other American States common stock owned by LNC and its affiliates, was sold. The Company received proceeds from the sale in the amount of $1,175,000,000. The Company recognized no gain or loss on the sale of its portion of the common stock due to the receipt of the stock at fair value. The proceeds from this sale of stock were used to partially finance the CIGNA indemnity reinsurance transaction.
13. TRANSACTIONS WITH AFFILIATES
    A wholly owned subsidiary of LNC, Lincoln Life and Annuity
    Distributors, Inc. ("LLAD"), has a nearly exclusive general agent's contract with the Company under which it sells the Company's products and provides the service that otherwise would be provided by a home office marketing department and regional offices. For providing these selling and marketing services, the Company paid LLAD override commissions of $60,400,000 and $76,700,000 in 1999 and 1998, respectively, and override commissions and operating expense allowances of $61,600,000 in 1997. LLAD incurred expenses of $113,400,000, $102,400,000 and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

13. TRANSACTIONS WITH AFFILIATES (CONTINUED)
    $5,500,000 in 1999, 1998 and 1997, respectively, in excess of the override commissions and operating expense allowances received from the Company, which the Company is not required to reimburse. Effective in January 1998, the Company and LLAD agreed to increase the override commission expense and eliminate the operating expense allowance.
    Cash and short-term investments at December 31, 1999 and 1998 include the Company's participation in a short-term investment pool with LNC of $390,300,000 and $383,600,000, respectively. Related investment income amounted to $16,700,000, $16,800,000 and $15,500,000 in 1999, 1998 and 1997,
    respectively. Short-term loan payable to parent company at December 31, 1999 and 1998 represent notes payable to LNC.
    The Company provides services to and receives services from affiliated companies which resulted in a net payment of $49,400,000, $92,100,000 and $48,500,000 in 1999, 1998 and 1997, respectively.
    The Company cedes and accepts reinsurance from affiliated companies. Premiums in the accompanying statements of income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

                           YEAR ENDED DECEMBER 31
                           1999     1998     1997
                           ------------------------
                           (IN MILLIONS)
                           ------------------------
   Insurance assumed       $ 19.7   $ 13.7   $ 11.9
   ----------------------
   Insurance ceded          777.6    290.1    100.3

    The balance sheets include reinsurance balances with affiliated companies as follows:

                             DECEMBER 31
                             1999           1998
                             -----------------------
                             (IN MILLIONS)
                             -----------------------
   Future policy benefits
   and claims assumed
                             $  413.7       $  197.3
   ------------------------
   Future policy benefits
   and claims ceded           1,680.4        1,125.0
   ------------------------
   Amounts recoverable on
   paid and unpaid losses       146.4           84.2
   ------------------------
   Reinsurance payable on
   paid losses                    8.8            6.0
   ------------------------
   Funds held under
   reinsurance treaties --
   net liability              2,106.4        1,375.4
   ------------------------

    Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, the Company holds assets from the reinsurer, including funds held under reinsurance treaties, and is the beneficiary on letters of credit aggregating $917,300,000 and $318,300,000 at December 31, 1999 and 1998,
    respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement. At December 31, 1999 and 1998, LNC had guaranteed $818,900,000 and $237,000,000, respectively, of these letters of credit. At December 31, 1999 and 1998, the Company has a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $118,800,000 and $122,400,000, respectively, for statutory surplus relief received under financial reinsurance ceded agreements.
14. SEPARATE ACCOUNTS
    Separate account assets held by the Company consist primarily of long-term bonds, common stocks, short-term investments and mutual funds and are carried at market value. Substantially none of the separate accounts have any minimum guarantees and the investment risks associated with market

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

14. SEPARATE ACCOUNTS (CONTINUED)
    value changes are borne entirely by the policyholder.
    Separate account premiums, deposits and other considerations amounted to $4,572,600,000, $3,953,300,000 and $4,821,800,000 in 1999, 1998 and 1997,
    respectively. Reserves for separate accounts with assets at fair value were $45,198,900,000 and $36,145,900,000 at December 31, 1999 and 1998,
    respectively. All reserves are subject to discretionary withdrawal at market value.

    A reconciliation of transfers to (from) separate accounts is as follows:

                                                                 YEAR ENDED DECEMBER 31
                                                                 1999       1998           1997
                                                                 -----------------------------------
                                                                 (IN MILLIONS)
                                                                 -----------------------------------
   Transfers as reported in the Summary of Operations of the
   various separate accounts:
     Transfers to separate accounts                              $ 4,573.2  $ 3,954.9      $ 4,824.0
   ------------------------------------------------------------
     Transfers from separate accounts                             (4,933.8)  (4,069.8)      (2,943.8)
   ------------------------------------------------------------  ---------  ---------      ---------
   Net transfers to (from) separate accounts as reported in the
   Summary of Operations                                         $  (360.6) $  (114.9)     $ 1,880.2
   ------------------------------------------------------------  =========  =========      =========

15. CENTURY COMPLIANCE (UNAUDITED)
    The Year 2000 issue was complex and affected many aspects of the Company's business. The Company was particularly concerned with Year 2000 issues that related to the Company's computer systems and interfaces with the computer systems of vendors, suppliers, customers and business partners. From 1996 through 1999 the Company and its operating subsidiaries redirected a large portion of internal Information Technology ("IT") efforts and contracted with outside consultants to update systems to address Year 2000 issues. Experts were engaged to assist in developing work plans and cost estimates and to complete remediation activities.
    For the year ended December 31, 1999, the Company identified expenditures of $39,500,000 to address this issue. This brings the expenditures for 1996 through 1999 to $75,300,000. Because updating systems and procedures is an integral part of the Company's on-going operations, most of the expenditures shown above are expected to continue after all Year 2000 issues have been resolved. All Year 2000 expenditures have been funded from operating cash flows.
    The scope of the overall Year 2000 program included the following four major project areas: 1) addressing the readiness of business applications, operating systems and hardware on mainframe, personal computer and local area network platforms (IT); 2) addressing the readiness of non-IT embedded software and equipment (non-IT); 3) addressing the readiness of key business partners and 4) establishing Year 2000 contingency plans. The Company completed these projects prior to year-end.
    The Company's businesses have not identified any major problems in their business processing. Minor problems have been resolved quickly. The Company's businesses have not experienced any significant interruption in service to clients or business partners or in reporting to regulators.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of The Lincoln National Life Insurance Company (the "Company"), a wholly owned subsidiary of Lincoln National Corporation, as of December 31, 1999 and 1998, and the related statutory-basis statements of operations, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are also described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of The Lincoln National Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1999.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Lincoln National Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance.

                                         /s/ Ernst & Young LLP

January 31, 2000

                                    PART II
                    CONTENTS OF THIS REGISTRATION STATEMENT

    This Registration Statement comprises the following papers and documents:

    Facing Page

    Cross Reference Sheet

    A Prospectus consisting of 103 Pages relating to the Flexible Premium

        Variable Life Insurance Policies

    Undertaking to File Reports

    Indemnification Undertaking

    Representations Relating to Rule 6e-3(T)

    Representations Relating to Section 26(e)(2)(A) of the Investment Company Act of 1940

    Signature Page

    Written Consents of the following persons:

     Robert A. Picarello
     Vaughn W. Robbins, FSA
     Ernst & Young LLP (Independent Auditors)

    Exhibits

                          UNDERTAKING TO FILE REPORTS

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                          INDEMNIFICATION UNDERTAKING


    (a) Brief description of indemnification provisions.
In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (LNL) provides that LNL will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer or employee of LNL, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, LNL. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of LNL in connection with suits by, or in the right of, LNL.
Please refer to Article VII of the By-Laws of LNL (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.



    (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A) OF THE INVESTMENT COMPANY ACT OF
                                      1940

    The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the Policies registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company. This representation applies to all policies sold pursuant to this registration statement, including those sold on the terms specifically described in the prospectus contained herein, or any variations therein, based on supplements, endorsements, or riders to any policies or prospectus, or otherwise.

EXHIBITS


 1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:
     (1) Resolution of Board of Directors of Lincoln Life authorizing establishment of Registrant (1)
     (2) Custodian Agreement: Not Applicable
     (3) (a)  Form of Underwriting Agreement (3)
         (b)  Dealer Agreement. (2)
         (c)  Schedule of Sales Commissions (3)
         (d)  Amendment to the Principal Underwriting Agreement: (4)
     (4) Other Agreements: Not Applicable
     (5) Flexible Premium Policy (1)
     (6) (a)  Articles of Incorporation of Lincoln Life (1)
         (b)  By-Laws of Lincoln Life (1)
     (7) Contracts of Insurance (1)
     (8) Form of Fund Participation Agreement (3)
     (9) Other Material Contracts
         (a)  Form of Service Agreement between Delaware Management
              Company, Inc., Delaware Service Company, Inc. and Lincoln
              National Life Insurance Company (1)
         (b)  Indemnification Agreement related to compliance with IRS
              Section 817(h) (3)
    (10) Application Form (1)
 2. Not applicable
 3. Opinion and Consent of Counsel
 4. Not applicable
 5. Not applicable
 6. Actuarial Opinion and Consent
 7. Consent of Ernst & Young LLP, Independent Auditors
 8. Actuarial basis of payment and cash value adjustment pursuant to Rule
    6e-3(T)(b)(13)(v)(B) and Procedures Memorandum pursuant to Rule
      6e-3(T)(b)(12)(iii) (1)



(1) Incorporated by reference to the Registrant's initial registration statement on Form S-6 filed on November 21, 1997.


(2) Incorporated by reference to the registration statement on Form N-4 (File No. 33-27783) filed March 27, 1998.


(3) Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 on Form S-6 filed on April 17, 1998.



(4) Incorporated by reference to Post-Effective Amendment No. 1 on Form S-6 (File No. 333-40745) filed on April 23, 1999.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account F (File No. 333-40745), has caused this Post-Effective Amendment No. 2 to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 11th day of April, 2000. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.



                                LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE
                                ACCOUNT F (REGISTRANT)

                                By   /s/ GARY W. PARKER
                                     ------------------------------------------
                                     Gary W. Parker
                                     SENIOR VICE PRESIDENT, THE LINCOLN
                                     NATIONAL LIFE INSURANCE COMPANY

                                THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                (DEPOSITOR)

                                By   /s/ GARY W. PARKER
                                     ------------------------------------------
                                     Gary W. Parker
                                     SENIOR VICE PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to this Registration Statement (File No. 333-40745) has been signed below on April 11, 2000 by the following persons, as officers and directors of the Depositor, in the capacities indicated:



          SIGNATURE                       TITLE
          ---------                       -----
      /s/ JON A. BOSCIA*        President and Director
------------------------------    (Principal Executive
        Jon A. Boscia             Officer)

                                Chief Executive Officer of
      /s/ JOHN H. GOTTA*          Life Insurance, Senior
------------------------------    Vice President,
        John H. Gotta             Assistant Secretary, and
                                  Director

                                Interim Chief Executive
    /s/ STEPHEN H. LEWIS*         Officer of Annuities,
------------------------------    Senior Vice President
       Stephen H. Lewis           and Director

   /s/ LAWRENCE T. ROWLAND*
------------------------------  Executive Vice President
     Lawrence T. Rowland          and Director

                                Senior Vice President,
   /s/ TODD R. STEPHENSON*        Chief Financial Officer
------------------------------    and Assistant Treasurer
      Todd R. Stephenson          (Principal Financial
                                  Officer)

                                Vice President, Controller
      /s/ KEITH J. RYAN*          and Chief Accounting
------------------------------    Officer (Principal
        Keith J. Ryan             Accounting Officer)

   /s/ H. THOMAS MCMEEKIN*
------------------------------  Director
      H. Thomas McMeekin

   /s/ RICHARD C. VAUGHAN*
------------------------------  Director
      Richard C. Vaughan

*By        /s/ GARY W. PARKER
----------------------------------------------------------
     Gary W. Parker, pursuant to a Power of Attorney filed
     with this Post-Effective Amendment No. 2 to the
     Registration Statement

                               POWER OF ATTORNEY

We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert
A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6, Form N-8B-2 and/or Form N-6, or any successors to these Forms, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

WITNESS our hands and common seal on this 31st day of January, 2000.

                   SIGNATURE                                             TITLE
                   ---------                                             -----
/s/ LAWRENCE T. ROWLAND*
--------------------------------------            Executive Vice President and Director
Lawrence T. Rowland

/s/ KEITH J. RYAN*                                Vice President, Controller and Chief Accounting
--------------------------------------             Officer
Keith J. Ryan

*For: Lawrence T. Rowland and Keith J. Ryan
-----------------------------------------------------------------------------------------------------

                     STATE OF INDIANA  SS:
                      COUNTY OF ALLEN

                                          Subscribed and sworn to before me this
                                          31st day of January, 2000
                                          /s/ JANET L. LINDENBERG
                                          --------------------------------------
                                          Notary Public
                                          Commission Expires: 7-10-2001

                               POWER OF ATTORNEY

We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert
A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6, Form N-8B-2 and/or Form N-6, or any successors to these Forms, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

WITNESS our hands and common seal on this 28th day of January, 2000.

                   SIGNATURE                                             TITLE
                   ---------                                             -----
/s/ JON A. BOSCIA
--------------------------------------            President and Director
Jon A. Boscia

/s/ JOHN H. GOTTA                                 Chief Executive Officer of Life Insurance, Senior
--------------------------------------             Vice President, Assistant Secretary, and Director
John H. Gotta

/s/ STEPHEN H. LEWIS*                             Interim Chief Executive Officer of Annuities,
--------------------------------------             Senior Vice President and Director
Stephen H. Lewis

/s/ TODD R. STEPHENSON*                           Senior Vice President, Chief Financial Officer and
--------------------------------------             Assistant Treasurer
Todd R. Stephenson

/s/ H. THOMAS MCMEEKIN
--------------------------------------            Director
H. Thomas McMeekin

/s/ RICHARD C. VAUGHAN
--------------------------------------            Director
Richard C. Vaughan

*For: Stephen H. Lewis and Todd R. Stephenson
-----------------------------------------------------------------------------------------------------

                     STATE OF INDIANA  SS:
                      COUNTY OF ALLEN

                                          Subscribed and sworn to before me this
                                          28th day of January, 2000
                                          /s/ JANET L. LINDENBERG
                                          --------------------------------------
                                          Notary Public
                                          Commission Expires: 7-10-2001